UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Soliciting Material Pursuant to §240.14a-12

HELMERICH & PAYNE, INC.

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2022	HELMERICH & PAYNE, INC. Notice of Annual Meeting of Stockholders and Proxy Statement

2022 ANNUAL MEETING
	March 1, 2022 12:00 p.m., Central time	Online at www.virtualshareholdermeeting.com/ HP2022

OUR COMPANY

Founded In 1920

For more than 100 years, H&P has been a trusted partner in the industry. The company's longevity results from our commitments to our shareholders, business partners, employees, and the communities in which we operate.

We lead the drilling industry through our innovation, the value we bring to customers, and our support of sustainability across our operations. Our customer centric approach will continue to underpin our offerings as we evolve and deliver on a wider array of drilling and digital technology solutions.

236* Land Rigs in the U.S.

30* International Land Rigs

7* Offshore Platform Rigs

5,444* Employees Within the U.S.

488* Employees in International Operations

** As of September 30, 2021*

Our Core Values

- Actively C.A.R.E
- Service Attitude
- Innovative Spirit
- Teamwork
- Do The Right Thing

LARGEST ONSHORE DRILLER

H&P Operates in 3 Segments

- North America Solutions
- International Solutions
- Offshore Gulf of Mexico

1437 South Boulder Avenue
Tulsa, Oklahoma 74119

MESSAGE FROM OUR CEO
To our Stockholders,
We began 2021 with the hope that the most challenging year in the Company’s 100-year history was behind us. We were pleased to see that industry conditions did improve, and while we still worked through many challenges, we never lost focus of our objective to position the Company for future success. The trajectory of the industry continues to improve and we enter 2022 with a fresh sense of optimism.
International expansion remains one of our core strategic objectives, demonstrated by our recent strategic alliance with the Abu Dhabi National Oil Company (“ADNOC”) and its subsidiary, ADNOC Drilling Company (“ADNOC Drilling”). This strategic alliance includes ADNOC Drilling acquiring eight of our FlexRig drilling rigs, and H&P investing into ADNOC Drilling’s initial public offering. Strategically, this decision enabled H&P to allocate capital toward an attractive and fast-growing market and accelerated our access into the Middle East region. We believe H&P can make significant contributions towards helping ADNOC achieve their production goals.
Only a year ago, H&P’s North American Solutions segment had 94 active rigs running and as of December 31, 2021, we have 154. We believe the quality of our field leadership, rig crews, FlexRig fleet and digital technology solutions, will continue to advance this trend. Our drilling fleet combined with our unique digital solutions improves reliability, enhances value, and reduces risk for our customers. H&P continues to develop new technologies aimed at keeping our solutions competitive and sustainable over the long-term. We are also seeing good adoption of our new commercial models. As of December 31, 2021, approximately 35% of our FlexRigs were on performance contracts. Many customers are experiencing the powerful synergies that performance contracts and digital technology can deliver. Solutions that reward performance and efficiency are an effective response in navigating an industry environment that is increasingly being impacted by shortages and upward pricing pressure. We believe the adoption of our commercial models will continue to improve and will help to drive economic returns higher, not only for our customers but for ourselves as well.
We’ve also just launched our first Sustainability Report highlighting our efforts to maintain impactful corporate stewardship. H&P has long recognized the importance of promoting and applying sustainability principles across the organization and in the broader oil and gas value chain. Our report provides greater transparency into how we operate as a company and we believe such transparency is important to our investors. I am proud of the work we have accomplished.
Our biggest competitive advantage, however, is our people. Our employees continue to be dedicated to our business—even through the ups and downs. We know this dedication, combined with our rig fleet and technology solutions, is the key to our long-term success.
In closing, we are encouraged heading into 2022 and expect the demand for H&P’s drilling solutions will continue. Capital discipline by producers, rising commodity prices, and a collective vision to play our crucial role in a smooth energy transition will strengthen the industry. There are still many challenges, but I’m confident H&P is well positioned to deliver value for customers and stockholders in this improving environment.

Sincerely,
John W. Lindsay
President and Chief Executive Officer
January 18, 2022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

WHEN	WHERE	RECORD DATE
Tuesday, March 1, 2022 12:00 p.m., Central time	Online at www.virtualshareholdermeeting.com/HP2022	You may vote if you were a stockholder of record as of the close of business on January 4, 2022
Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Helmerich & Payne, Inc. (the “Company”) will be held for the following purposes:
Proposal				Board’s Voting Recommendation	➤ See page
1	To elect as Directors of the Company the 12 nominees named in the attached proxy statement to serve until the Annual Meeting of Stockholders in 2023			FOR each nominee	9
	• Delaney M. Bellinger • Belgacem Chariag • Kevin G. Cramton • Randy A. Foutch	• Hans Helmerich • John W. Lindsay • José R. Mas • Thomas A. Petrie	• Donald F. Robillard, Jr. • Edward B. Rust, Jr. • Mary M. VanDeWeghe • John D. Zeglis
2	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for our fiscal year ending September 30, 2022			FOR	36
3	To cast an advisory vote to approve the compensation of the Company’s executives disclosed in the attached proxy statement			FOR	70
4	To consider and vote to approve the proposed Helmerich & Payne, Inc. Amended and Restated 2020 Omnibus Incentive Plan			FOR	71
	To consider and transact any other business which properly may come before the meeting or any adjournment thereof
In accordance with the Company’s Amended and Restated By-laws (the “By-laws”), the close of business on January 4, 2022, has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting. The stock transfer books will not close.
Due to the public health impact of the ongoing coronavirus (COVID-19) pandemic, we have again made the decision that the Annual Meeting will be virtual only. The health and well-being of our employees, stockholders, and partners are of the utmost importance to us. The Annual Meeting will be conducted via live webcast. In structuring our virtual Annual Meeting, our goal is to enhance stockholder participation, and we have designed the Annual Meeting to provide stockholders with similar opportunities to participate as they would have had at an in-person meeting. You will be able to participate in the Annual Meeting online and submit questions during the Annual Meeting at www.virtualshareholdermeeting.com/HP2022. You will also be able to vote your shares electronically (other than shares held through our employee benefit plans, which must be voted prior to the Annual Meeting). The proxy statement provides information on how to join the Annual Meeting online and about the business we plan to conduct.
The Company is pleased to take advantage of the rules of the Securities and Exchange Commission that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

impact of the Annual Meeting. The Company is mailing to most of its stockholders a Notice of Internet Availability of Proxy Materials, rather than a paper copy of the proxy statement, proxy, and 2021 Annual Report to Stockholders. The notice contains instructions on how to access the proxy materials, vote, and obtain, if you so desire, a paper copy of the proxy materials.
Your vote is important! Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible so that we may be assured of a quorum to transact business. You may vote by using the Internet or telephone, by completing, signing, dating and returning the proxy mailed to those who receive paper copies of the proxy statement, or by attending the Annual Meeting online at www.virtualshareholdermeeting.com/HP2022 using your control number and casting your shares electronically on March 1, 2022. If you attend the Annual Meeting online, you may revoke your proxy and vote electronically during the Annual Meeting.
By Order of the Board of Directors, William H. Gault Corporate Secretary
Tulsa, Oklahoma
January 18, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 1, 2022
The proxy statement and our 2021 Annual Report to Stockholders are available at www.proxyvote.com.

PROXY STATEMENT

1	GENERAL INFORMATION
6	EXECUTIVE OFFICERS
8	ENVIRONMENTAL SUSTAINABILITY AND HUMAN CAPITAL MANAGEMENT
9	PROPOSAL 1—ELECTION OF DIRECTORS
23	CORPORATE GOVERNANCE
32	DIRECTOR COMPENSATION IN FISCAL 2021
33	DIRECTOR COMPENSATION TABLE
35	OUTSTANDING EQUITY AWARDS AT FISCAL 2021 YEAR-END (DIRECTORS)
36	PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
40	COMPENSATION COMMITTEE REPORT
41	COMPENSATION DISCUSSION AND ANALYSIS
59	SUMMARY COMPENSATION TABLE
61	GRANTS OF PLAN-BASED AWARDS IN FISCAL 2021
62	OUTSTANDING EQUITY AWARDS AT FISCAL 2021 YEAR-END
63	OPTION EXERCISES AND STOCK VESTED IN FISCAL 2021
64	PENSION BENEFITS FOR FISCAL 2021
66	NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2021
67	POTENTIAL PAYMENTS UPON CHANGE-IN-CONTROL
67	PAY RATIO DISCLOSURE
69	SUMMARY OF ALL EXISTING EQUITY COMPENSATION PLANS
70	PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION
71	PROPOSAL 4—APPROVAL OF THE HELMERICH & PAYNE, INC. AMENDED AND RESTATED 2020 OMNIBUS INCENTIVE PLAN
84	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
85	SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT
87	ADDITIONAL INFORMATION
A-1	APPENDIX A—HELMERICH & PAYNE, INC. AMENDED AND RESTATED 2020 OMNIBUS INCENTIVE PLAN

Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this Proxy Statement, including without limitation, statements regarding our future financial position, business strategy and plans and objectives of management for future operations are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “predict,” “project,” “target,” “continue,” or the negative thereof or similar terminology. Forward-looking statements are based upon current plans, estimates, and expectations that are subject to risks, uncertainties, and assumptions. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no
2022 Proxy Statement	i

PROXY STATEMENT

assurance that such expectations will prove to be correct. Actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates, or expectations will be achieved. For a more detailed discussion of important factors that could cause actual results to differ materially from our expectations or results discussed in the forward-looking statements, see the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Form 10-K filed with the SEC.
Forward-looking and other statements in this document may also address our sustainability progress, plans, and goals and the inclusion of such statements is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s filings with the SEC. In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.
ii	2022 Proxy Statement

1437 South Boulder Avenue
Tulsa, Oklahoma 74119

PROXY STATEMENT

GENERAL INFORMATION
As a stockholder of Helmerich & Payne, Inc., you are invited to attend the Annual Meeting of Stockholders on March 1, 2022 (the “Annual Meeting”) and vote on the items of business described in this proxy statement. The proxy is being solicited by and on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Helmerich & Payne, Inc., and will be voted at the Annual Meeting. Throughout this proxy statement, Helmerich & Payne, Inc. is referred to as the “Company,” “we,” “our,” or “us.”

Important Notice of Electronic Availability of Materials
As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are making our 2021 Annual Report to Stockholders and this proxy statement available to stockholders electronically via the Internet at the following website: www.proxyvote.com. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, a Notice of Internet Availability of Proxy Materials (“Notice”), which was mailed to most of our stockholders, explains how you may access and review the proxy materials and how you may submit your proxy on the Internet. If you received the Notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the Notice. Stockholders who requested paper copies of proxy materials or previously elected to receive proxy materials electronically did not receive the Notice and are receiving the proxy materials in the format requested. The Notice and the proxy materials are first being made available to our stockholders on or about January 18, 2022.

Annual Meeting Information
Our Annual Meeting will be held at:

WHEN	WHERE	RECORD DATE
Tuesday, March 1, 2022 12:00 p.m., Central time	Online at www.virtualshareholdermeeting.com/HP2022	You may vote if you were a stockholder of record as of the close of business on January 4, 2022

Attendance
If your shares are registered directly in your name with the Company’s transfer agent, you are considered a “stockholder of record.” If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered a “beneficial owner” of those shares. Only stockholders of record or beneficial owners of the Company’s common stock may attend the meeting online.
All attendees must comply with our standing rules, which will be posted at
www.virtualshareholdermeeting.com/HP2022. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described in this proxy statement so that your vote will be counted if you later decide not to attend the Annual Meeting online.

2022 Proxy Statement	1

GENERAL INFORMATION

Items of Business at Annual Meeting
The Items of business scheduled to be voted on at the Annual Meeting are:
Proposal				Board’s Voting Recommendation
1	The election of the 12 nominees named in this proxy statement as Directors of the Company			FOR each nominee
	• Delaney M. Bellinger • Belgacem Chariag • Kevin G. Cramton • Randy A. Foutch	• Hans Helmerich • John W. Lindsay • José R. Mas • Thomas A. Petrie	• Donald F. Robillard, Jr. • Edward B. Rust, Jr. • Mary M. VanDeWeghe • John D. Zeglis
2	The ratification of the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending September 30, 2022			FOR
3	The advisory vote on executive compensation			FOR
4	The vote to approve the Helmerich & Payne, Inc. Amended and Restated 2020 Omnibus Incentive Plan			FOR
We will also consider any other business that properly comes before the Annual Meeting.
Board Recommendation on Voting
Our Board of Directors recommends that you vote your shares FOR the 12 Director nominees identified under Proposal 1, and FOR Proposals 2, 3, and 4.
Virtual Meeting Information
Attending the Annual Meeting
You may vote at the Annual Meeting if you were a stockholder of record as of the close of business on January 4, 2022. The Annual Meeting will be conducted via live webcast. You will be able to participate in the Annual Meeting online and submit questions during the meeting at www.virtualshareholdermeeting.com/HP2022. You also will be able to vote your shares electronically at the Annual Meeting (other than shares held through our employee benefit plans, which must be voted prior to the Annual Meeting).
To participate in the Annual Meeting, you will need the control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
The Annual Meeting webcast will begin promptly at 12:00 p.m., Central time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Central time, and you should allow ample time for the check-in procedures.
Stockholders are able to submit questions for the Annual Meeting’s question and answer session during the meeting through www.virtualshareholdermeeting.com/HP2022. Stockholders who have been provided or obtained a control number may submit a question in advance of the meeting at www.proxyvote.com after logging in with that control number. Each stockholder will be limited to two questions. Questions pertinent to meeting matters that comply with the meeting rules of conduct will be answered during the meeting, subject to time constraints. However, we reserve the right to exclude questions that are not pertinent to meeting matters, irrelevant to the business of the Company,

2	2022 Proxy Statement

GENERAL INFORMATION

derogatory or in bad taste, or relate to pending or threatened litigation, personal grievances, or are otherwise inappropriate. Questions that are substantially similar may be grouped and answered once to avoid repetition.
Reasons for Virtual Meeting
Due to the public health impact of the ongoing coronavirus (“COVID-19”) pandemic, the Annual Meeting will again be virtual only. The health and well-being of our employees, stockholders, and partners are of the utmost importance to us. In structuring our virtual Annual Meeting, our goal is to enhance stockholder participation, and we have designed the Annual Meeting to provide stockholders with similar opportunities to participate as they would have had at an in-person meeting.
Technical Difficulties During the Annual Meeting
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check in or meeting time, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/HP2022.
Accessing the Annual Meeting Website
All stockholders can visit the Annual Meeting website at www.virtualshareholdermeeting.com/HP2022.
On our Annual Meeting website, you can vote your proxy, submit questions, listen to a live audio webcast of the Annual Meeting on March 1, 2022, access copies of this proxy statement and 2021 Annual Report to Stockholders and other information about the Company, and elect to view future proxy statements and annual reports online instead of receiving paper copies in the mail.

Voting Information
Record Date and Quorum
The holders of a majority of our outstanding common stock entitled to vote at the Annual Meeting must be present online or by proxy for the transaction of business. This is called a “quorum.” Abstentions and broker non-votes (as defined below) will be counted as present for purposes of determining the presence of a quorum at the meeting. At the close of business on January 4, 2022, there were 107,252,019 issued and outstanding shares of our common stock, the holders of which are entitled to one vote per share on all matters. We have no other class of securities entitled to vote at the meeting. Only stockholders of record at the close of business on January 4, 2022, will be entitled to vote at the Annual Meeting.
Submitting Voting Instructions for Shares Held in Your Name (i.e., You are a Stockholder of Record)
You may vote your shares of common stock by telephone or over the Internet, by completing, signing, dating and returning a proxy or by attending the Annual Meeting online at www.virtualshareholdermeeting.com/HP2022 using your control number and voting your shares electronically on March 1, 2022. A properly submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation with respect to Proposals 1, 2, 3, and 4 (i.e., FOR the 12 Director nominees identified in this proxy statement, and FOR Proposals 2, 3, and 4).
Submitting Voting Instructions for Shares Held in Street Name (i.e., You are the Beneficial Owner of Your Shares)
If you are a beneficial owner of shares, you must follow the instructions you receive from your broker or other organization holding your shares on your behalf. If you want to vote online during the Annual Meeting, you must obtain a legal proxy from your broker and use your 16-digit control number to attend the Annual Meeting. If you beneficially own shares of common stock and your proxy materials do not include a control number, you should contact the broker or other organization that holds your shares with any questions about obtaining a control number. If you do not submit voting instructions to the organization that holds your shares on your behalf, that organization may still

2022 Proxy Statement	3

GENERAL INFORMATION

be permitted to vote your shares. Under applicable New York Stock Exchange (“NYSE”) rules, the organization that holds your shares may generally vote on routine matters. Proposal 2, the ratification of the appointment of the Company’s independent auditors, is a routine matter. However, absent specific instructions from beneficial owners, brokers may not vote for non-routine matters. Proposal 1, the election of Directors, Proposal 3, the advisory vote on executive compensation, and Proposal 4, the vote to approve the Amended and Restated Helmerich & Payne, Inc. 2020 Omnibus Incentive Plan, are non-routine matters. Such shares that are considered present at the Annual Meeting, but not voted by the broker with respect to Proposals 1, 3, and 4, are referred to herein as “broker non-votes.”
Revoking Your Proxy
Any stockholder giving a proxy may revoke it at any time prior to the Annual Meeting by submission of a later dated proxy or subsequent Internet or telephonic proxy. Stockholders who attend the Annual Meeting online may revoke any proxy previously granted and vote electronically during the Annual Meeting. If you are the beneficial owner of shares held in “street name,” you must follow the instructions of the broker or other organization holding your shares to revoke your voting instructions.
Voting Requirements
The election of Directors will require the affirmative vote of a majority of the votes cast by the shares of common stock voting online or by proxy at the Annual Meeting. A majority of the votes cast means that the number of shares voted FOR a Director must exceed the number of shares voted AGAINST that Director. As a result, abstentions and broker non-votes will not affect the outcome of the election of Directors. Any Director who receives a greater number of votes AGAINST his or her election than votes FOR such election will tender his or her resignation to the Board of Directors in accordance with our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee will consider the resignation and recommend to the Board of Directors whether to accept or reject the resignation. The Board of Directors will consider all factors it deems relevant, make a determination, and publicly disclose its decision within 120 days following the date of the Annual Meeting.
With regard to Proposals 2, 3, and 4, the affirmative vote of a majority of shares of common stock present online or by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required for approval. As a result, abstentions will have the same effect as a vote AGAINST Proposals 2, 3, and 4. A broker non-vote is not considered a share entitled to vote on the particular matter. Therefore, even though broker non-votes are counted in determining a quorum, with respect to Proposals 3 and 4, broker non-votes are excluded from the denominator in determining whether affirmative votes represented a majority of those present and entitled to vote at the Annual Meeting and will not affect the outcome of Proposals 3 or 4.
Each outstanding share of our common stock will be entitled to one vote on each matter considered at the meeting. With regard to Proposal 1, the election of Directors, stockholders may vote FOR or AGAINST a Director nominee or abstain from voting on a Director nominee. The proxies executed and returned (or delivered via telephone, over the Internet, or virtually during the Annual Meeting) can be voted only for the named nominees. With regard to Proposal 2, ratification of the appointment of the Company’s independent auditors, Proposal 3, the advisory vote on executive compensation, and Proposal 4, the vote to approve the Helmerich & Payne, Inc. Amended and Restated 2020 Omnibus Incentive Plan, a stockholder may vote FOR or AGAINST the matter or abstain from voting on the matter.

Vote Tabulation and Results
Broadridge Financial Solutions, Inc. (“Broadridge”) will tabulate all votes that are received prior to the date of the Annual Meeting. A representative of Broadridge will serve as inspector of election to tabulate all votes and to certify the voting results. We intend to publish the final results of each Proposal in a Current Report on Form 8-K to be filed with the SEC within four business days of the Annual Meeting.

4	2022 Proxy Statement

GENERAL INFORMATION

Solicitation of Proxies
We are asking for your proxy for the Annual Meeting and will pay all the costs of asking for stockholder proxies. We can ask for proxies through the mail or by telephone, fax, or in person. We can use our directors, officers and employees to ask for proxies. These people do not receive additional compensation for these services. In addition, we have retained D.F. King & Co., Inc. to aid in the solicitation of proxies at a base fee of $10,000, plus reasonable out-of-pocket expenses and disbursements. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of our stock.

Other Matters
As of this date, management of the Company knows of no business which will come before the Annual Meeting other than that set forth in the notice of the meeting. If any other matter properly comes before the meeting, the persons named as proxies will vote on it in accordance with their best judgment.

2022 Proxy Statement	5

EXECUTIVE OFFICERS
The following table sets forth the names and ages of our executive officers, together with the positions and offices held by such executive officers with the Company. Except as noted below, all positions and offices held are with the Company. Officers are elected to serve until the meeting of the Board of Directors following the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

NEO	JOHN W. LINDSAY 61 President and Chief Executive Officer since March 2014 Director since September 2012
Prior Positions
•
President and Chief Operating Officer from September 2012 to March 2014

•
Executive Vice President and Chief Operating Officer from 2010 to September 2012

•
Executive Vice President, U.S. and International Operations of Helmerich & Payne International Drilling Co. from 2006 to September 2012

•
Vice President of U.S. Land Operations of Helmerich & Payne International Drilling Co. from 1997 to 2006

NEO	MARK W. SMITH 51 Senior Vice President and Chief Financial Officer since December 2019
Prior Positions
•
Vice President and Chief Financial Officer from June 2018 to December 2019

•
Chief Financial Officer Designate from May 2018 to June 2018

•
Senior Vice President and Chief Financial Officer of Atwood Oceanics, Inc., an offshore drilling company, from June 2015 to October 2017

•
Vice President, Chief Accounting Officer of Atwood Oceanics, Inc. from May 2014 to June 2015

•
Vice President, Corporate Services of Atwood Oceanics, Inc. from 2011 to May 2014

NEO	CARA M. HAIR 45 Senior Vice President, Corporate Services and Chief Legal and Compliance Officer since December 2020
Prior Positions
•
Vice President, Corporate Services and Chief Legal and Compliance Officer from August 2017 to December 2020

•
Vice President, General Counsel and Chief Compliance Officer from March 2015 to August 2017

•
Deputy General Counsel from June 2014 to March 2015

•
Senior Attorney from January 2013 to June 2014

•
Attorney from 2006 to January 2013

NEO	JOHN R. BELL 51 Senior Vice President, International and Offshore Operations of Helmerich & Payne International Holdings since December 2020
Prior Positions
•
Vice President, International and Offshore Operations of Helmerich and Payne International Holdings, from August 2017 to December 2020

•
Vice President, Corporate Services from January 2015 to August 2017

•
Vice President of Human Resources from March 2012 to January 2015

•
Director of Human Resources from 2002 to March 2012

6	2022 Proxy Statement

EXECUTIVE OFFICERS

NEO	MICHAEL P. LENNOX 41 Senior Vice President, U.S. Land Operations of Helmerich & Payne International Drilling Co. since December 2020
Prior Positions
•
Vice President, U.S. Land Operations of Helmerich & Payne International Drilling Co. from August 2017 to December 2020

•
District Manager of Helmerich & Payne International Drilling Co. from 2012 to August 2017

RAYMOND JOHN (“TREY”) ADAMS III 36 Senior Vice President of Digital Operations, Sales, & Marketing since December 2020
Prior Positions
•
Vice President of Digital Operations, Sales, & Marketing of Helmerich & Payne Technologies from September 2020 to December 2020

•
Vice President of Helmerich & Payne Technologies, LLC, a drilling technologies subsidiary of the Company, from July 2018 to September 2020

•
Integration Manager of Motive Drilling Technologies, Inc. and Magnetic Variation Services, from June 2017 to June 2018

•
District Manager of Helmerich & Payne International Drilling Co., from 2015 to June 2017

2022 Proxy Statement	7

EXECUTIVE OFFICERS

Environmental Sustainability and Human Capital Management
As a 100+ year old company Helmerich & Payne recognizes the importance of sustainability and we continue to execute on strategies that lead to the long-term success of the Company. We are committed to making prudent financial decisions and investments and operating in a safe and environmentally responsible manner, striving to minimize any potentially negative environmental impacts by reducing pollution and waste and conserving natural resources.
Our focus on technology, people, community, resourcefulness, and innovation all promote our ability to be a sustainable company. In 2021, we released our inaugural Sustainability Report, which highlights our efforts to maintain impactful corporate stewardship and was prepared in accordance with the Sustainability Accounting Standards Board (SASB), Task Force on Climate-related Financial Disclosures (TCFD) and Global Reporting Initiative (GRI) reporting frameworks. Some of the actions we take to improve our sustainability are described below and more information can be found on our sustainability website at www.helmerichpayne.com/sustainability and in our Sustainability Report.

ENVIRONMENT	Human Capital Management
Environmental Oversight
•
While sustainability matters have been a longstanding item of discussion at the Board level, the Board believes that climate change and related oversight of risks and opportunities are a corporate priority and therefore should be regularly reviewed and assessed by the entire Board with input from management. In 2021, the Board oversaw the review of climate-related risks and opportunities leveraging internal stakeholder feedback from members across the organization, including those who directly oversee environmental management.

Environmental Management
•
We use our Environmental Management System combined with an understanding of our environmental risks and opportunities to help inform our strategy to reduce our environmental impact. Our commitment to environmental management is reflected in our environmental goals. Every year, we introduce Actively C.A.R.E. goals to help us quantify and monitor our efforts to control and remove exposures. In 2021, we developed our first Environmental Actively C.A.R.E. goal and after successful completion of many of the efforts within it, we set new goals for 2022. In 2021, we focused on the reduction of excess engine runtimes and idle times, environmental training and development of potential technologies to aid in efficiencies. In 2022, we are focused on an overall reduction in greenhouse gas emissions normalized by the distance we drill along with further environmental training and development of potential technologies.

•
Additionally, as part of our environmental Actively C.A.R.E. goals, we measured our Scope 1 and 2 emissions, which we publicly disclose in our Sustainability Report. This process of data collection allows us to further refine our strategy to help reduce environmental impacts from targeted emission sources and our public reporting of this information promotes transparency and accountability.

Health & Safety
•
H&P’s Executive Leadership Team manages health and safety under the active oversight of our Board of Directors and provides health and safety reports to the Board on a quarterly basis. These reports incorporate data on safety efforts including but not limited to safety trainings and our health and safety goals.

•
Our employee safety program focuses on serious injury and fatalities, or SIFs, which places emphasis on near misses and injury exposures, especially those with SIF potential. Our SIF Actual rates have decreased to zero from fiscal 2018 to fiscal 2021. Given the SIF Actual rate decrease, SIF Potential rates have also seen decreases due to our improved safety results from further identification and removal of exposures.

•
We reset our Health and Safety Actively C.A.R.E. goals on an annual basis which are based on SIF data and field input. Our 2021 Health and Safety Actively C.A.R.E. Goals focused on SIFs in rig moves, tubular handling, and dropped objects. In line with these goals, at fiscal year-end we decreased our SIF Rate by 28% in rig move activities and 20% in dropped objects. For more information on our Health and Safety Actively C.A.R.E. goals, see “Compensation Discussion and Analysis— Elements of Executive Compensation—Elements of Executive Compensation—Annual Short-Term Incentive Bonus Plan.”

Diversity, Equity, and Inclusion
•
We believe that creating an environment where our employees feel valued and respected drives engagement, better leverages the unique talents and perspectives of our people to innovate, and enhances our ability to attract and retain a diverse workforce. To advance our DE&I strategy, H&P has employed a DE&I specialist and established a DE&I Advisory Council with global employee representation. Additionally, the Company actively supports our Women of H&P Employee Resource Group.

•
H&P’s DE&I Advisory Council consists of employees with diverse backgrounds and experiences tasked with championing DE&I within the organization, gathering input from employees and stakeholders, and advising senior management on the impact to employees regarding Company policies, people, practices, and communications. While H&P has employed specialists and created a council to advance our DE&I strategy, we also have managerial oversight of the strategy and associated initiatives.

•
Our stance on non-discrimination is included in our Code of Business Conduct and Ethics, and we are actively tracking diversity data to better understand demographics within the organization.

Culture, Training, and Development
•
Our values and culture, as defined in “The H&P Way”, reflect who we are and the way we interact with one another, our customers, partners, our shareholders, and the community.

•
H&P offers a variety of training programs ranging from job specific to leadership programs and span topics such as safety, ethics, teamwork, cybersecurity, leadership, problem solving, change, organizational health, compliance, and environmental training.

8	2022 Proxy Statement

PROPOSAL 1—ELECTION OF
DIRECTORS
At the Annual Meeting, 12 Directors are to be elected for terms of one year each. One Director has joined the Board of Directors since our last Annual Meeting of Stockholders. Mr. Belgacem Chariag, who was appointed to the Board of Directors on August 3, 2021 and will stand for election at the 2022 Annual Meeting, was initially identified by a non-management Director who is a member of the Nominating and Corporate Governance Committee (referred to in this section as the “NCG Committee”). All incumbent Directors are standing for re-election. All nominees have agreed to be named in this proxy statement and have indicated a readiness to continue to serve if elected. The NCG Committee has determined that each of the nominees qualifies for election under its criteria for evaluation of directors and has recommended that each of the candidates be nominated for election. If any nominee becomes unable to serve prior to the Annual Meeting, shares represented by proxy may be voted for a substitute designated by the Board of Directors, unless a contrary instruction is noted on the proxy. The Board of Directors has no reason to believe that any of the nominees will become unavailable. As detailed under “Additional Information Concerning the Board of Directors—Director Independence” below, the Board of Directors has affirmatively determined that each of the nominees, other than Messrs. Helmerich and Lindsay, qualifies as “independent” as that term is defined under the rules of the NYSE and the SEC, as well as our Corporate Governance Guidelines.

Director Identification, Evaluation, and Nomination
GENERAL PRINCIPLES AND PROCEDURES
We believe that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board’s ability to work as a collective body, while giving us the benefit of familiarity and insight into our affairs that our Directors have accumulated during their tenure. Accordingly, the process for identifying nominees reflects our practice of re-nominating incumbent Directors who continue to satisfy the NCG Committee’s criteria for membership on the Board and the eligibility requirements of our By-laws, whom the NCG Committee believes continue to make important contributions to the Board, and who consent to continue their service on the Board.
In general, and as more fully outlined in the Corporate Governance Guidelines, in considering candidates for election at an Annual Meeting of Stockholders, the NCG Committee will:
•
consider if the Director continues to satisfy the minimum qualifications for director candidates as set forth in the Corporate Governance Guidelines;

•
assess the performance of the Director during the preceding term; and

•
determine whether there exist any special, countervailing considerations against re-nomination of the Director.

If the NCG Committee determines that (i) an incumbent Director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as Director during the preceding term, and (ii) there exists no reason, including considerations relating to the composition and functional needs of the Board as a whole, why in the NCG Committee’s view the incumbent Director should not be re-nominated, then the NCG Committee will, absent special circumstances, propose the incumbent Director for re-election.
The NCG Committee will identify and evaluate new candidates for election to the Board where it identifies a need to do so, including for the purpose of filling vacancies or a decision of the Directors to expand the size of the Board. The NCG Committee will solicit recommendations for nominees from persons that the NCG Committee believes are likely to be familiar with

2022 Proxy Statement	9

PROPOSAL 1—ELECTION OF DIRECTORS

qualified candidates. The NCG Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. The Committee is committed to including in each search candidates who reflect diverse backgrounds, including diversity of gender and race.
As to each recommended candidate that the NCG Committee believes merits consideration, the NCG Committee will:
•
cause to be assembled information concerning the background and qualifications of the candidate;

•
determine if the candidate satisfies the minimum qualifications required by our Corporate Governance Guidelines and the eligibility requirements of our By-laws;

•
determine if the candidate possesses any of the specific qualities or skills that the NCG Committee believes must be possessed by one or more members of the Board;

•
consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and

•
consider the extent to which the membership of the candidate on the Board will promote diversity among the Directors.

Based on all available information and relevant considerations, the NCG Committee will select and recommend to the Board a candidate who, in the view of the NCG Committee, is most suited for membership on the Board.

STOCKHOLDER RECOMMENDATIONS
The NCG Committee considers recommendations for Director candidates submitted by holders of our shares entitled to vote generally in the election of Directors. Candidates for Director who are properly recommended by our stockholders will be evaluated in the same manner as any other candidate for Director. In addition, the NCG Committee may consider the number of shares held by the recommending stockholder and the length of time such shares have been held.
For each Annual Meeting of Stockholders, the NCG Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. The NCG Committee will only consider recommendations of nominees for Director who satisfy the minimum qualifications prescribed by our Corporate Governance Guidelines and the eligibility requirements of our By-laws. For a stockholder recommended candidate to be considered by the NCG
Committee, the stockholder recommendation must be submitted in writing before our fiscal year-end to:
Helmerich & Payne, Inc. Attention: Corporate Secretary 1437 South Boulder Avenue, Suite 1400 Tulsa, Oklahoma 74119
and must include the reasons for the recommendation, a description of the candidate’s qualifications and the candidate’s written consent to being considered as a Director nominee, together with a statement of the number of shares of our stock beneficially owned by the stockholder making the recommendation and by any other supporting stockholders (and their respective affiliates). The NCG Committee may require the stockholder submitting the recommendation or the recommended candidate to furnish such other information as the NCG Committee may reasonably request.

10	2022 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS

STOCKHOLDER NOMINATIONS
Our By-laws provide that stockholders meeting certain requirements may nominate persons for election to the Board of Directors if such stockholders comply with the procedures set forth in our By-laws.
➤
For more information on stockholder nominations, see “Additional Information—Stockholder Proposals and Nominations.”

Director Qualification Standards
All persons nominated to serve as one of our Directors should possess the following minimum qualifications more fully discussed in our Corporate Governance Guidelines. Specifically, all candidates:
•
must be individuals of personal integrity and ethical character;

•
should be free of conflicts of interest that would materially impair his or her judgment;

•
must be able to represent fairly and equally all of our stockholders;

•
must have demonstrated achievement in business, professionally, or the like;

•
must have sound judgment;

•
must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to ours;

•
must have, and be prepared to devote, adequate time to the Board and its committees; and

•
must not conflict with any term or age limits for Directors.

The NCG Committee will also ensure that:
at least a majority of the Directors serving at any time on the Board are independent, as defined under the rules of the NYSE and applicable law;
all Audit Committee members are independent and satisfy the financial literacy requirements required for service on the Audit Committee under the rules of the NYSE; and
at least some of the independent Directors have experience as senior executives of a public or substantial private company.
Our Corporate Governance Guidelines also provide, in lieu of a formal diversity policy, that as part of the nomination process, the NCG Committee will consider diversity in professional background, experience, expertise, perspective, age, gender, and ethnicity with respect to Board composition as a whole. With respect to diversity, we place particular emphasis on identifying candidates whose experiences and talents complement and augment those of other Board members with respect to matters of importance to the Company. We attempt to balance the composition of the Board to promote comprehensive consideration of issues. Our current Board composition achieves this through widely varying levels and types of business and industry experience among current Board members. We monitor the composition and functioning of our Board and committees through both an annual review of our Corporate Governance Guidelines and a self-evaluation process undertaken each year by our Directors.
The foregoing qualification attributes are only threshold criteria, however, and the NCG Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate’s credentials, experience, and expertise, the composition of the Board at the time, and other relevant circumstances.

2022 Proxy Statement	11

PROPOSAL 1—ELECTION OF DIRECTORS

Director Nominees
The information that follows, including principal occupation or employment for the past five or more years and a summary of each individual’s experience, qualifications, attributes or skills that have led to the conclusion that each individual should serve as a Director in light of our current business and structure, is furnished with respect to each Director nominee.

DIRECTOR • Age 63 COMMITTEES • Audit • Nominating and Corporate Governance	DELANEY M. BELLINGER	Director since 2018

CAREER HIGHLIGHTS
•
Ms. Bellinger served as the Chief Information Officer for Huntsman Corporation, a global manufacturer and marketer of differentiated chemicals, from 2016 to 2018.

•
Prior to her role at Huntsman, she was the Chief Information Officer for EP Energy, an exploration and production company in Houston, Texas, from May 2012 to May 2015.

•
Before joining EP Energy, she was the Chief Information Officer for YUM! Brands, Inc., formerly Tricon Global Restaurants, for 10 years.

•
Prior to joining YUM! Brands, Ms. Bellinger held technical development, account management, as well as sales and consulting positions during her 13-year career with EDS following her Drilling Engineer position with ExxonMobil.

•
Ms. Bellinger has served on the Board of Directors for the Women’s Foodservice Forum.

•
She was the Chair of the National Retail Federation Chief Information Officers Board and served on the Board of The Parish School.

•
She is currently on the non-profit Board for TicKids and The Advisory Board of The Gateway Academy in Houston, Texas.

EDUCATION
Ms. Bellinger holds a Bachelor of Engineering in Civil Engineering from Vanderbilt University.
KEY QUALIFICATIONS AND EXPERTISE
The Board believes that Ms. Bellinger provides significant insight and guidance to the Board and the Company as a result of her experience in the oil and gas industry and expertise as a Chief Information Officer.

12	2022 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS

DIRECTOR • Age 59 COMMITTEES • Human Resources • Nominating and Corporate Governance	BELGACEM CHARIAG	Director since 2021

CAREER HIGHLIGHTS
•
Mr. Chariag has served as a director, President, and Chief Executive Officer of Ecovyst, Inc. (formerly PQ Group Holdings), a global provider of specialty catalysts, materials, chemicals, and services, since August 2018 and as Chairman of the Board since December 2019. He is also a director and Chairman of the Board of Ecovyst’s ZEOLYST joint ventures with Shell Catalysts Technologies.

•
He served as Chief Global Operations Officer for Baker Hughes, a GE company from July 2017 to January 2018, where he headed the operations of the global entity after Baker Hughes’ merger with GE Oil & Gas, as President Global Operations from May 2016 to June 2017, Chief Integration Officer from December 2014 to April 2016, President Global Products and Services from October 2013 to December 2014, and President Eastern Hemisphere from May 2009 to September 2013.

•
Prior to 2009, Mr. Chariag held a variety of leadership and management roles for Schlumberger Limited, including serving as Vice President of Health, Safety, Environment, and Security.

EDUCATION
Mr. Chariag holds a Bachelor of Science in Petroleum Engineering from the University of Texas and a Master of Business Administration from the University of Calgary.
KEY QUALIFICATIONS AND EXPERTISE
Through his service as a chief executive officer and Director of a publicly-traded corporation and his extensive leadership experience in the international field services industry, the Board believes that Mr. Chariag provides the Board and the Company with meaningful knowledge and perspective on a wide variety of matters.

2022 Proxy Statement	13

PROPOSAL 1—ELECTION OF DIRECTORS

DIRECTOR • Age 62 COMMITTEES • Audit • Nominating and Corporate Governance	KEVIN G. CRAMTON	Director since 2017

CAREER HIGHLIGHTS
•
Mr. Cramton has been an operating partner at HCI Equity Partners, a private equity firm headquartered in Washington, D.C., since 2016.

•
Since 2019, he has served as Chairman of the Board and Chief Executive Officer of Tribar Technologies, Inc., a leading designer and manufacturer of automotive trim components.

•
He previously served as Executive Chairman of the Board of Atlantix Global Systems, a leading reseller of IT hardware and services, from 2016 to 2017.

•
Mr. Cramton served from 2012 to 2015 as the Chief Executive Officer of Cardone Industries, the largest remanufacturer of automotive aftermarket components.

•
Mr. Cramton served from 2011 to 2012 as Chief Executive Officer of Revstone Industries, a major supplier of highly engineered automotive components, and from 2007 to 2011 as Managing Director of RHJ International (Ripplewood Holdings), a publicly-traded, investment holding company.

•
Since November 2021, he has served as a director of Apeiron Capital Investment Corp., a newly formed publicly-traded company focused on business combination transactions in the financial services, media, wealth-advisory, and asset management industries, and serves as the Chair of its Audit Committee.

•
Mr. Cramton has served on various other company boards, both public and private, and worked in various management positions during a 20-year career at Ford Motor Company.

EDUCATION
Mr. Cramton holds a Bachelor of Arts in Business Administration and a Master of Business Administration in Finance degree from Michigan State University.
KEY QUALIFICATIONS AND EXPERTISE
The Board believes that Mr. Cramton’s diverse global business experience, including his chief executive officer and risk management experience, enables him to provide the Board and the Company with valuable input and guidance.

14	2022 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS

LEAD DIRECTOR • Age 70 COMMITTEES • Human Resources • Nominating and Corporate Governance	RANDY A. FOUTCH	Director since 2007

CAREER HIGHLIGHTS
•
In 2020, Mr. Foutch founded RAF Consulting, which provides professional consulting services to several companies.

•
In 2006, Mr. Foutch founded Laredo Petroleum, Inc., a publicly-traded, Mid-Continent focused oil and natural gas exploration and production company, where he served as Chief Executive Officer from 2006 to 2019 and as a Director and Chairman of the Board until May 2020.

•
He founded and served in executive roles with Colt Resources Corp., Latigo Petroleum, Inc. and Lariat Petroleum, Inc. prior to their sales.

•
He served as a Director of Bill Barrett Corporation from 2006 to 2011, MacroSolve, Inc. from 2006 to 2008 and Cheniere Energy, Inc. from 2013 to 2015.

•
Mr. Foutch is an Advisory Board member and consultant to Devonshire Investors, an advisor to the Energy Group at Warburg Pincus, and serves on the Advisory Board at Pattern Computer. He also serves on several nonprofit boards.

•
Mr. Foutch has received an EY Entrepreneur of the Year Award in 2012, a Distinguished Graduate Award by Leadership Oklahoma in 2011 and the American Association of Petroleum Geologists’ Public Service Award. He is an active member of the National Association of Corporate Directors and is Directorship Certified®.

EDUCATION
Mr. Foutch holds a Bachelor of Science degree in Geology from the University of Texas, Austin, and a Master of Science degree in Petroleum Engineering from the University of Houston.
KEY QUALIFICATIONS AND EXPERTISE
As a result of Mr. Foutch’s service as a chief executive officer and in other executive positions and as a director of several oil and gas exploration and development companies, the Board believes that he provides valuable business, leadership and management experience and insights into many aspects of the oil, natural gas and contract drilling industries. The Board believes Mr. Foutch’s background provides the necessary expertise to serve as Chairman of the Nominating and Corporate Governance Committee of the Board and as the Company’s Lead Director.

2022 Proxy Statement	15

PROPOSAL 1—ELECTION OF DIRECTORS

CHAIRMAN OF THE BOARD OF DIRECTORS • Age 63 COMMITTEES • None	HANS HELMERICH	Chairman of the Board since 2012

CAREER HIGHLIGHTS
•
Mr. Helmerich has been a Director of the Company since 1987.

•
He served as Chief Executive Officer of the Company from 1989 to 2014 and President from 1987 to 2012.

•
Mr. Helmerich has served as a Director of Coterra Energy Inc. (formerly known as Cabot Oil & Gas Corporation), a publicly-traded energy exploration company, since October 2021.

•
He served as a Director of Cimarex Energy Co., a publicly-traded energy exploration and production company, from 2002 to October 2021, when it merged with Coterra Energy Inc..

•
Mr. Helmerich was a Trustee of The Northwestern Mutual Life Insurance Company from 2006 to May 2020.

•
He was a Director of Atwood Oceanics, Inc. from 1989 to 2017.

EDUCATION
Mr. Helmerich is a graduate of Dartmouth College and completed the Harvard Business School Program for Management Development.
KEY QUALIFICATIONS AND EXPERTISE
The Board believes that Mr. Helmerich brings to the Board in-depth experience as a business executive in the contract drilling industry. For over 25 years, Mr. Helmerich provided continuity of leadership and strategic vision which resulted in the Company’s significant growth and outstanding performance.

DIRECTOR, CHIEF EXECUTIVE OFFICER AND PRESIDENT, HELMERICH & PAYNE, INC. • Age 61 COMMITTEES • None	JOHN W. LINDSAY	Chief Executive Officer since 2014 President since 2012

CAREER HIGHLIGHTS
•
Mr. Lindsay has been President of the Company since 2012 and Chief Executive Officer of the Company since 2014.

•
He has been a Director of the Company since 2012.

•
Mr. Lindsay joined the Company in 1987 and has served in various positions, including Vice President, U.S. Land Operations from 1997 to 2006, Executive Vice President, U.S. and International Operations of Helmerich & Payne International Drilling Co., from 2006 to 2010, Executive Vice President and Chief Operating Officer of the Company from 2010 to 2012, and President and Chief Operating Officer of the Company from 2012 to 2014.

•
Mr. Lindsay has served as a Director of Arcosa, Inc., a publicly-traded company, since 2018.

EDUCATION
Mr. Lindsay holds a Bachelor of Science degree in Petroleum Engineering from the University of Tulsa.
KEY QUALIFICATIONS AND EXPERTISE
The Board believes that Mr. Lindsay brings to the Board and the Company significant knowledge and experience in the contract drilling industry. He provides a management representative on the Board with extensive knowledge of our day-to-day operations which facilitates the Board’s oversight of management’s strategy, planning, and performance.

16	2022 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS

DIRECTOR • Age 50 COMMITTEES • Human Resources • Nominating and Corporate Governance	JOSÉ R. MAS	Director since 2017

CAREER HIGHLIGHTS
•
Mr. Mas has served as the Chief Executive Officer of MasTec, Inc., a leading infrastructure construction company operating primarily throughout North America across a range of industries, since April 2007.

•
He joined MasTec, Inc. in 1992 and has been a member of MasTec, Inc.’s Board of Directors since 2001.

•
MasTec, Inc.’s primary activities include the engineering, building, installation, maintenance and upgrade of energy, utility, and communications infrastructure.

•
He previously served on the Boards of Neff Rental for six years and the United States Hispanic Chamber of Commerce for three years.

•
Mr. Mas was awarded the Ernst & Young National Entrepreneur of the year award in 2011 and in 2012.

EDUCATION
Mr. Mas holds a Bachelor of Business Administration and a Master of Business Administration from the University of Miami.
KEY QUALIFICATIONS AND EXPERTISE
As a result of his service as a chief executive officer and Director of a publicly-traded corporation, the Board believes that Mr. Mas provides the Board and the Company with meaningful knowledge and perspective on a wide variety of matters.

DIRECTOR • Age 76 COMMITTEES • Human Resources • Nominating and Corporate Governance	THOMAS A. PETRIE	Director since 2012

CAREER HIGHLIGHTS
•
Mr. Petrie has served as the Chairman of Petrie Partners, LLC, a Denver-based investment banking firm that offers financial advisory services to the oil and gas industry, since 2012.

•
In 1989, he co-founded Petrie Parkman & Co. and served as its Chairman and Chief Executive Officer from 1989 to 2006.

•
Mr. Petrie served as a Vice Chairman of Merrill Lynch following the merger of Petrie Parkman & Co. with Merrill Lynch in 2006 until 2009.

•
Mr. Petrie also served until 2012 as Vice Chairman of Bank of America following Bank of America’s acquisition of Merrill Lynch in 2009.

•
Mr. Petrie has been an active advisor on more than $250 billion of energy-related mergers and acquisitions.

EDUCATION
Mr. Petrie holds a Bachelor of Science degree from the United States Military Academy at West Point and a Master of Science degree in Business Administration from Boston University.
KEY QUALIFICATIONS AND EXPERTISE
The Board believes that Mr. Petrie’s significant financial and energy industry experience enables him to provide valuable input and guidance into many aspects of the oil and gas industry.

2022 Proxy Statement	17

PROPOSAL 1—ELECTION OF DIRECTORS

DIRECTOR • Age 70 COMMITTEES • Audit • Nominating and Corporate Governance	DONALD F. ROBILLARD, JR.	Director since 2012

CAREER HIGHLIGHTS
•
A 34-year employee of Hunt Oil and Hunt Consolidated, a private international company with interests in oil and gas exploration and production, refining, real estate development, private equity investments and ranching, Mr. Robillard served as Executive Vice President, Chief Financial Officer and Chief Risk Officer of Hunt Consolidated, as well as a Director of both companies, from 2015 until his retirement in January 2017. In June 2020, Mr. Robillard joined the Board of RRH Corporation, the holding company for all Hunt subsidiaries.

•
Prior to 2015, Mr. Robillard served as a financial officer of Hunt Consolidated, Inc. and/or its subsidiaries since 1992.

•
He was also CEO and Chairman of ES Xplore, LLC, a direct hydrocarbon indicator company, from early 2016 until September 1, 2017, when the company successfully transitioned to a new CEO and a new Chairman.

•
In 2018, Mr. Robillard formed Robillard Consulting, LLC, an oil and gas advisory firm.

•
He has also served as a Director of publicly-traded Cheniere Energy, Inc. since 2014 and as Chair of its Audit Committee since 2015.

•
Mr. Robillard is a Certified Public Accountant and an active member of both Financial Executives International, where he has served as a national director, and the National Association of Corporate Directors and is Directorship Certified®. He also serves as a Director on the Advisory Board of The Institute for Excellence in Corporate Governance at the University of Texas at Dallas.

EDUCATION
Mr. Robillard holds a Bachelor of Business Administration from the University of Texas, Austin.
KEY QUALIFICATIONS AND EXPERTISE
As a result of his service as a chief financial officer at a major corporation directing the treasury, finance, planning, insurance, risk, and accounting functions, the Board believes that Mr. Robillard brings to the Board large company leadership, financial expertise, and experience in the oil and gas industry. The Board believes that Mr. Robillard’s background provides the necessary expertise to serve as the Chairman of the Audit Committee of the Board.

18	2022 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS

DIRECTOR • Age 71 COMMITTEES • Audit • Nominating and Corporate Governance	EDWARD B. RUST, JR.	Director since 1997

CAREER HIGHLIGHTS
•
From 1987 until his retirement in 2016, Mr. Rust served as Chairman of the Board of State Farm Mutual Automobile Insurance Company, the largest insurer of automobiles and homes in the United States.

•
Mr. Rust was also President of State Farm Mutual Automobile Insurance Company from 1985 to 1998 and from 2007 to 2014, as well as Chief Executive Officer from 1985 to 2015.

•
He has been a Director of Caterpillar, Inc., a publicly-traded manufacturer of construction and mining equipment, since 2003 and a Director of S&P Global Inc., formerly known as McGraw Hill Financial, Inc., a publicly-traded global information services provider serving the financial services and business information markets, since 2001.

EDUCATION
Mr. Rust received his Bachelor of Business Administration from Illinois Wesleyan University and his Juris Doctor and Master of Business Administration degrees from Southern Methodist University.
KEY QUALIFICATIONS AND EXPERTISE
His role as chief executive officer at a major corporation and experience as a Director of large, publicly-traded, multi-national corporations enables Mr. Rust to provide significant input and guidance to the Board and the Company.

DIRECTOR • Age 62 COMMITTEES • Human Resources • Nominating and Corporate Governance	MARY M. VANDEWEGHE	Director since 2019

CAREER HIGHLIGHTS
•
Ms. VanDeWeghe has been the Chief Executive Officer and President of Forte Consulting Inc., a financial and management consulting firm, since 2009.

•
Previously, Ms. VanDeWeghe served as Senior Vice President of Finance for Lockheed Martin Corporation, and held positions in corporate finance, capital markets, and general management at J.P. Morgan, where she rose to the rank of Managing Director.

•
She also previously was a finance professor at the business schools at Georgetown University and the University of Maryland.

•
Ms. VanDeWeghe currently serves on the Board of Directors of Principal Funds.

•
She previously served on the Boards of Directors of Denbury Resources, Inc., B/E Aerospace, Inc., Ecolab Inc., Nalco Holding Co., W.P. Carey Inc., and Brown Advisory.

EDUCATION
Ms. VanDeWeghe holds a Bachelor of Arts degree from Smith College and a Master of Business Administration from the Tuck School of Business at Dartmouth College.
KEY QUALIFICATIONS AND EXPERTISE
Ms. VanDeWeghe’s extensive business experience developed through executive responsibilities, consulting assignments and board positions, and her finance expertise gained through capital markets and corporate finance experiences enable her to provide valuable insight and guidance to the Board and the Company.

2022 Proxy Statement	19

PROPOSAL 1—ELECTION OF DIRECTORS

DIRECTOR • Age 74 COMMITTEES • Audit • Nominating and Corporate Governance	JOHN D. ZEGLIS	Director since 1989

CAREER HIGHLIGHTS
•
From 1999 until his retirement in 2004, Mr. Zeglis served as Chief Executive Officer and Chairman of the Board of AT&T Wireless Services, Inc.

•
He served as President of AT&T Corporation from December 1997 to July 2001, Vice Chairman from June 1997 to November 1997, General Counsel and Senior Executive Vice President from 1996 to 1997, and Senior Vice President and General Counsel from 1986 to 1996.

•
Mr. Zeglis has been a Director of The Duchossois Group since 2010.

•
He has previously served on the boards of numerous other public and private companies.

EDUCATION
Mr. Zeglis holds a Bachelor of Science in Finance degree from the University of Illinois and a Juris Doctor from Harvard Law School.
KEY QUALIFICATIONS AND EXPERTISE
Through his past service as a chief executive officer at a major corporation and service as a Director of large, publicly-traded multi-national corporations, Mr. Zeglis brings to the Board large company leadership, expertise and experience in many areas including corporate governance, and general business and financial strategic oversight. The Board believes Mr. Zeglis provides significant insight and guidance to the Board and the Company.

Our Board unanimously recommends a vote FOR each of the persons nominated by the Board.
20	2022 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS

The Board values a diverse group of directors who possess the background, skills and expertise and the highest level of personal and professional ethics, integrity, judgment, and values to represent the long-term interests of the Company and its stockholders. The table below summarizes some of the skills and qualifications of each individual director. This summary is not intended to be an exhaustive list of each of our director’s skills or contributions to the Board. We believe the combination of the skills and qualifications shown below demonstrates how our Board is well-positioned to provide effective oversight and strategic advice to our management.
➤
Additional information about each director is provided in the biographies above.

Director Nominee Skills and Experiences	Delaney M. Bellinger	Belgacem Chariag	Kevin G. Cramton	Randy A. Foutch	Hans Helmerich	John W. Lindsay	José R. Mas	Thomas A. Petrie	Donald F. Robillard, Jr.	Edward B. Rust, Jr.	Mary M. VanDeWeghe	John D. Zeglis	# of Directors
Accounting and finance	●		●	●			●	●	●	●	●	●	9
Corporate governance	●	●	●	●	●	●	●	●	●	●	●	●	12
Diverse industries	●	●	●	●	●		●		●	●	●	●	10
Engineering	●	●		●		●	●	●					6
Executive leadership	●	●	●	●	●	●	●	●	●	●	●	●	12
Global business	●	●	●	●	●	●	●	●	●	●	●	●	12
Information Technology	●		●	●									3
Investment, private equity and capital markets			●	●	●	●		●	●		●		7
Law										●		●	2
Oil and gas industry	●	●		●	●	●		●	●		●		8
Public company board experience		●	●	●	●	●	●	●	●	●	●	●	11
Risk management	●	●	●	●	●	●	●		●	●	●	●	11
Strategic planning	●	●	●	●	●	●	●	●	●	●	●	●	12
2022 Proxy Statement	21

PROPOSAL 1—ELECTION OF DIRECTORS

Board Nominee Composition Highlights
Diversity (Gender and Ethnicity)	Directors elected over past five years that self-identify as gender or ethnically diverse
Independent	Tenure Balance
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ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS
Corporate Governance
The Board has adopted Corporate Governance Guidelines to address significant corporate governance issues. Our Corporate Governance Guidelines, as well as our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and our By-Laws, all Board committee charters, our Code of Business Conduct and Ethics, which is applicable to our Directors, officers, and employees, the Code of Ethics for Principal Executive Officer and Senior Financial Officers, the Related Person Transaction Policies and Procedures, are available on our website, www.helmerichpayne.com/corporate-governance-information.
The information on our website is not incorporated by reference in this proxy statement. A printed copy of the above-mentioned documents will be provided without charge upon written request to our Corporate Secretary.
Our Corporate Governance Guidelines provide a framework for our corporate governance initiatives and cover topics such as director independence and selection and nomination of director candidates, communication with the Board, Board committee matters, and other areas of import. Certain highlights from our Corporate Governance Guidelines, as well as other corporate governance matters, are discussed below.

Director Independence
Our Corporate Governance Guidelines provide that a majority of the Board must meet the requirements for being an independent director under the listing standards of the NYSE and applicable law, including the requirement that the Board affirmatively determine that the Director has no material relationship with us. To guide its determination of whether a Director is independent, the Board has adopted the following categorical standards:
A Director will not be independent if:
•
the Director is, or has been, within the last three years, a Company employee, or an immediate family member is, or has been within the last three years, an executive officer of the Company;

•
the Director has received, or an immediate family member has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us,

other than Director and committee fees and pension and other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);
•
the Director is a current partner or employee of a firm that is our internal or external auditor;

•
the Director has an immediate family member who is a current partner of a firm that is our internal or external auditor;

•
the Director has an immediate family member who is a current employee of a firm that is our internal or external auditor and who personally works on the Company’s audit;

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ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

•
the Director or an immediate family member was within the last three years a partner or employee of a firm that is our internal or external auditor and personally worked on our audit within that time;

•
the Director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

•
the Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or two percent of such other company’s consolidated gross revenues.

In addition, the following commercial and charitable relationships will not be considered material relationships that would impair a Director’s independence:
•
the Director (or an immediate family member of the Director) is, or during the last fiscal year has been, an affiliate or executive officer of another company (including banks or financial institutions) to which we were indebted, or to which such other company was indebted to us, during the last or current fiscal year and the total amount of indebtedness did not exceed two percent of the total consolidated assets of the indebted entity at the end of such fiscal year;

•
the Director (or an immediate family member of the Director) is, or during the last fiscal year has been, an executive officer, director or trustee of a charitable organization where our annual discretionary charitable contributions to the charitable organization, in the last or current fiscal year, did not exceed the greater of $1,000,000 or two percent of that organization’s consolidated gross revenues;

•
the Director (or an immediate family member of a Director) is a member of, employed by, or of counsel to a law firm or investment banking firm that performs services for us, provided the payments made by us to the firm during a fiscal year do not exceed two percent of the firm’s gross revenues for the fiscal year, and the Director’s relationship with the firm is such that his or her compensation is not linked directly or indirectly to the amount of payments the firm receives from us; or
•
a relationship arising solely from a Director’s position as a director of another company that engages in a transaction with us will not be deemed a material relationship or transaction that would cause a Director to not be independent.

A Director who is a member of our Audit Committee will not be independent if such Director: (i) other than in his or her capacity as a member of the Board, the Audit Committee or any other Board committee, accepts directly or indirectly any consulting, advisory, or other compensatory fee from us or any subsidiary (except for retirement benefits to the extent permitted by applicable rules of the SEC); or (ii) is an affiliated person (as defined by the SEC) of us or any subsidiary. Similarly, in affirmatively determining the independence of any Director who will serve on the Human Resources Committee, the Board considers all factors specifically relevant to determining whether a Director has a relationship to the Company which is material to that Director’s ability to be independent from management in connection with the duties of a Human Resources Committee member, including, but not limited to: (i) the source of compensation of such Director, including any consulting, advisory, or other compensatory fee paid by the Company to such Director; and (ii) whether such Director is affiliated with the Company, a subsidiary of the Company, or an affiliate of a subsidiary of the Company.
Generally, relationships not addressed by the NYSE rules or otherwise described above will not cause an otherwise independent Director to be considered not independent. For relationships that do not fall within the categories delineated above, the other Directors who are otherwise independent under the guidelines will determine whether a relationship is material and, therefore, whether such Director would be independent.
After applying the standards set forth above in our Corporate Governance Guidelines, the Board determined that Mses. Bellinger and VanDeWeghe and Messrs. Chariag, Cramton, Foutch, Mas, Petrie, Robillard, Rust, and Zeglis, our current, non-employee directors, had no material relationship with the

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ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Company and that each is independent under our categorical standards and the requirements of the NYSE and applicable law, including, with respect to members of the Audit and Human Resources Committees, those applicable to such committee service.

Board Leadership Structure
We believe that the most effective board structure is one that emphasizes board independence and ensures that the board’s deliberations are not dominated by management. With the exception of Messrs. Helmerich and Lindsay, our Board is composed entirely of independent Directors. Our Nominating and Corporate Governance Committee, which is composed of our independent directors only, regularly reviews the Board’s leadership structure to ensure that it enables the Board to fulfill its responsibility to provide independent oversight and management for the Company.
Our Corporate Governance Guidelines provide that if the Chairman of the Board (the “Chairman”) is not an independent director then the independent directors will annually elect an independent director to serve as lead director (the “Lead Director”). The independent directors designated Mr. Foutch to serve in the role of Lead Director in 2021. As Lead Director, Mr. Foutch presides at all executive sessions of the independent Directors when management is not present. During fiscal 2021, our independent Directors met in executive session without management at each of the four regularly scheduled Board meetings. Mr. Foutch was presiding Director for all executive sessions. The Lead Director also performs other duties and responsibilities as determined from time to time by the Board.
The Company’s By-laws provide that, in general, any two or more offices may be held by the same person, including the offices of Chairman and Chief Executive Officer (“CEO”). Additionally, the office of Chairman may be held by an individual who is not an independent director. Currently, Mr. Hans Helmerich is the Chairman and Mr. John W. Lindsay is the CEO. The Board believes that this flexibility in the allocation of the responsibilities of these two roles is beneficial and enables the Board to adapt the leadership function to changing circumstances.
Mr. Helmerich has served as a Director since 1987 and became the Chairman in 2012. He served as the Company’s CEO from 1989 until his retirement in 2014. He also was the Company’s President from 1987 to 2012. Mr. Helmerich, who has nearly 25 years of successful experience as CEO and possesses in-depth knowledge of the Company, its operations and the evolving drilling and energy industry, has been responsible for providing guidance and leadership to the Board. Mr. Lindsay was promoted to President and Chief Operating Officer and was appointed to the Company’s Board of Directors in 2012 and succeeded Mr. Helmerich as CEO in 2014. Since joining the Company in 1987 as a drilling engineer, Mr. Lindsay has served in various management positions. Mr. Lindsay brings to the Board and the Company significant leadership, knowledge, and experience in the contract drilling industry.
At this time, the Board believes that the interests of all stockholders are best served by the leadership model described above. The Board believes the combined experience and knowledge of Messrs. Foutch, Helmerich, and Lindsay in their respective roles as Lead Director, Chairman, and CEO provides the Board and the Company with both strong, independent guidance, and continuity of leadership that will promote the Company’s continued success. We believe that the Board’s current leadership, committee structure, and strong governance practices help the Board oversee the Company’s risks, create a productive relationship between the Board and management, and ensure strong independent oversight that benefits our stockholders.

2022 Proxy Statement	25

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Meeting Attendance
There were six meetings of the Board held during fiscal 2021, four of which were regularly scheduled. We require each Director to make a diligent effort to attend all Board and committee meetings as well as the Annual Meeting of Stockholders. All 11 of our then-sitting Directors attended the 2021 Annual Meeting of
Stockholders. During fiscal 2021, no incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board and its committees of which he or she was a member (during the period for which he or she was a Director).

Board Committees
The Board of Directors is responsible for overseeing the Company’s sustainability, business, and affairs, providing guidance and insight to the Company’s management and effectively stewarding the long-term interests of the Company and its stockholders. The Board reviews significant developments affecting the Company and acts on matters requiring Board approval. The Chairman of the Board, the Lead Director, and the committee chairs set Board and committee agendas in advance of every meeting to ensure that appropriate, relevant subjects, are covered with time for meaningful discussion. Directors receive comprehensive materials in advance of Board and committee meetings and are expected to review these materials before each meeting. The standing committees of the Board are the Audit Committee, the Human Resources Committee, and the Nominating and Corporate Governance Committee. Below is an overview of the members of each of the committees and the primary duties of each of the committees as of the date of this proxy statement.

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ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

				Current Committee Composition
Director Nominee and Principal Occupation	Age	Director since	Independent	Audit	Human Resources	Nominating & Corporate Governance	Other Current Public Company Boards
DELANEY M. BELLINGER Retired Chief Information Officer, Huntsman Corporation	63	2018					• None
BELGACEM CHARIAG Chairman, President, and Chief Executive Officer, Ecovyst, Inc.	59	2021					• Ecovyst, Inc.
KEVIN G. CRAMTON Operating Partner, HCI Equity Partners; Chairman and Chief Executive Officer, Tribar Technologies, Inc.	62	2017					• Apeiron Capital Investment Corp.
RANDY A. FOUTCH Retired Chairman and Chief Executive Officer, Laredo Petroleum, Inc.	70	2007					• None
HANS HELMERICH Chairman of the Board, Helmerich & Payne, Inc.	63	1987; since 2012					• Coterra Energy Inc.
JOHN W. LINDSAY President and Chief Executive Officer, Helmerich & Payne, Inc.	61	2012					• Arcosa, Inc.
JOSÉ R. MAS Chief Executive Officer, MasTec, Inc.	50	2017					• MasTec, Inc.
THOMAS A. PETRIE Chairman, Petrie Partners, LLC	76	2012					• None
DONALD F. ROBILLARD, JR. President, Robillard Consulting, LLC; Retired Director, Executive Vice President, Chief Financial Officer and Chief Risk Officer, Hunt Consolidated	70	2012					• Cheniere Energy, Inc.
EDWARD B. RUST, JR. Retired Chairman, President and Chief Executive Officer, State Farm Mutual Automobile Insurance Company	71	1997					• S&P Global Inc. • Caterpillar, Inc.
MARY M. VANDEWEGHE Chief Executive Officer & President of Forte Consulting Inc.	62	2019					• Principal Funds
JOHN D. ZEGLIS Retired Chief Executive Officer and Chairman of the Board, AT&T Wireless Service, Inc.	74	1989					• None
Number of Meetings in Fiscal 2021:		Board: 6		8	7	4	Total: 25
Denotes Chairman of the Board
Denotes committee chair
Denotes “audit committee financial expert” as defined by the SEC
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ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

	AUDIT COMMITTEE	Meetings in fiscal 2021: 8
MEMBERS (all independent)	PRIMARY RESPONSIBILITIES

•
Donald F. Robillard, Jr.

•
Delaney M. Bellinger

•
Kevin G. Cramton

•
Edward B. Rust, Jr.

•
John D. Zeglis

The Board has determined Messrs. Cramton, Robillard and Rust are “audit committee financial experts” as defined by the SEC.

The Board has also determined that all Audit Committee members are “financially literate” as contemplated by the rules of the NYSE.

The primary functions of the Audit Committee are to:
•
assist the Board in fulfilling its independent and objective oversight responsibilities of financial reporting and internal financial and accounting controls of the Company

•
monitor the qualifications, independence, and performance of our independent registered public accounting firm

AUDIT COMMITTEE REPORT AND CHARTER

➤
The Audit Committee Report is provided below under “Proposal 3— Ratification of Independent Auditors.”

➤
The Board has adopted a written charter for the Audit Committee, which is available on our website at
www.helmerichpayne.com/corporate-governance-information.

	HUMAN RESOURCES COMMITTEE	Meetings in fiscal 2021: 7
MEMBERS (all independent)	PRIMARY RESPONSIBILITIES
• Thomas A. Petrie • Randy A. Foutch • Belgacem Chariag • José R. Mas • Mary M. VanDeWeghe
The primary responsibilities of the Human Resources Committee (which functions as our compensation committee) are to:
•
evaluate the performance of our executive officers

•
review and make decisions regarding compensation of our executive officers

•
make recommendations regarding compensation of non-employee members of our Board

•
review and make recommendations or decisions regarding incentive compensation and equity-based compensation plans

The Human Resources Committee may delegate to subcommittees of at least two members such power and authority as it deems appropriate to the extent not prohibited by any law, regulation, or listing standard.

COMPENSATION COMMITTEE REPORT AND HUMAN RESOURCES COMMITTEE CHARTER

➤
The Compensation Committee Report is provided below under “Proposal 2—Advisory Vote on Executive Compensation.”

➤
The Board has adopted a written charter for the Human Resources Committee, which is available on our website at www.helmerichpayne.com/corporate-governance-information.

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	Meetings in fiscal 2021: 4
MEMBERS (all independent)	PRIMARY RESPONSIBILITIES

•
Randy A. Foutch

•
Delaney M. Bellinger

•
Belgacem Chariag

•
Kevin G. Cramton

•
José R. Mas

•
Thomas A. Petrie

•
Donald F. Robillard, Jr.

•
Edward B. Rust, Jr.

•
Mary M. VanDeWeghe

•
John D. Zeglis

The primary responsibilities of the Nominating and Corporate Governance Committee are to:
•
identify and recommend to the Board the selection of Director nominees for each Annual Meeting of Stockholders or for any vacancies on the Board

•
make recommendations to the Board regarding the adoption or amendment of corporate governance principles applicable to the Company

•
assist the Board in developing and evaluating potential candidates for executive positions and generally overseeing management succession planning

NOMINATING AND CORPORATE GOVERNANCE CHARTER
➤ The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is available on our website at www.helmerichpayne.com/corporate-governance-information.
Transactions with Related Persons, Promoters, and Certain Control Persons
The Company has adopted written Related Person Transaction Policies and Procedures. The Audit Committee is responsible for applying such policies and procedures. The Audit Committee reviews all transactions, arrangements, or relationships in which the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, the Company is a participant, and any related person has or will have a direct or indirect material interest. In general, a related person is any Company executive officer, Director, or nominee for election as a Director, any greater than five percent beneficial owner of our common stock, and immediate family members of any of the foregoing.
The Audit Committee applies the applicable policies and procedures by reviewing the material facts of all interested transactions that require the Audit Committee’s approval and either approves or disapproves of the entry into the interested transaction, subject to the exceptions described below. Any member of the Audit Committee who is a related person with respect to a transaction under review may not vote with respect to the approval of the transaction. In determining whether to approve or ratify an interested transaction, the Audit Committee takes into account, among other factors it deems appropriate, the nature of the related person’s interest in the interested transaction, the material terms of the interested transaction including whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the materiality of the related person’s direct or indirect interest in the interested transaction, the materiality of the interested transaction to us, the impact of the interested transaction on the related person’s independence (as defined in our Corporate Governance Guidelines and the NYSE listing standards), and the actual or apparent conflict of interest of the related person participating in the transaction (as contemplated under our Code of Business Conduct and Ethics). The following transactions are deemed to be pre-approved under the applicable policies and procedures:
(i)
Director and executive officer compensation otherwise required to be disclosed in our proxy statement,

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ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

(ii)
transactions where all of our stockholders receive proportional benefits,

(iii)
certain banking related services, and

(iv)
transactions available to our employees generally.

There are no related person transactions required to be reported in this proxy statement.

Compensation Committee Interlocks and Insider Participation
During fiscal 2021, the members of our Human Resources Committee were Ms. VanDeWeghe and Messrs. Foutch, Chariag, Mas, and Petrie. None of the members of the Human Resources Committee has ever been an officer or employee of the Company or any of our subsidiaries and none has an interlocking relationship requiring disclosure under applicable SEC rules. Additionally, none of the members of the Human Resources Committee had any relationship requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions.

Communication with the Board
The Board has established several means for employees, stockholders, and other interested persons to communicate their concerns to the Board. If the concern relates to our financial statements, accounting practices, or internal controls, the concern may be submitted in writing to the Chairperson of the Audit Committee in care of our Corporate Secretary at our headquarters address. If the concern relates to our governance practices, business ethics, or corporate conduct, the concern may be submitted in writing to the Lead Director and/or the Chairperson of the Nominating and Corporate Governance Committee in care of our Corporate Secretary at our headquarters address. If the concern is intended for the non-management presiding Director or the non-management Directors as a group, the concern may be submitted in writing to such presiding Director or group in care of our Corporate Secretary at our headquarters address. If the employee, stockholder, or other interested person has an unrelated concern or is unsure as to which category his or her concern relates, he or she may submit it in writing to the Board or any one of the Directors in care of our Corporate Secretary at our headquarters address. Our headquarters address is:
Helmerich & Payne, Inc. 1437 South Boulder Avenue Suite 1400 Tulsa, Oklahoma 74119
Each communication intended for any management or non-management Director(s) or for the entire Board and received by the Corporate Secretary that is related to our operations will be promptly forwarded to the specified party.

Our Risk Management Program and the Board’s Role in Risk Oversight
The Board and its committees have direct oversight of the risk management functions of the Company. We maintain an enterprise risk management program designed to identify significant risks facing the Company. Our Risk Management and Insurance Department is
responsible for implementing the program, which involves identifying and monitoring risks to the Company, assessing the Company’s risk mitigation plans, and consulting on further measures that can be taken to address new and existing risks. The Director of Risk

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Management and Insurance reports to the Audit Committee and full Board quarterly. At each regular meeting, the Board reviews the Company’s financial condition and results of operations, hears reports concerning factors that could affect the business in the future, and receives a report on the Company’s most significant risks. The Board annually approves a capital budget, with subsequent approval required for any significant variations. In addition, the Board receives information from management concerning operations, safety, legal, regulatory, insurance, finance, strategy, environmental, social, and governance matters, as well as information regarding any material risks associated with each of the foregoing. See “Environmental Sustainability and Human Capital Management” above for additional information on those areas. The full Board (or the appropriate Board committee, if the Board committee is responsible for the oversight of the matter) receives this information through updates from the appropriate members of management to enable it to understand and monitor the Company’s risk management practices. When a Board committee receives an update, the chairperson of the relevant Board committee reports on the discussion to the full Board at the next Board meeting. This enables the Board and the Board committees to coordinate their oversight of risks facing the Company.
The Audit Committee plays a significant role in oversight of risks associated with the Company’s financial performance, internal and external audit functions, legal and tax contingencies, cybersecurity, physical security, and other exposures. We have dedicated teams to address cybersecurity threats, including an incident and response team, a security operations team, and a cybersecurity architect responsible for overall strategy; the Audit Committee receives an update on cybersecurity matters quarterly. The Company’s independent auditors, Chief Financial Officer, Chief Legal and Compliance Officer, Vice President of Accounting Services, Chief Accounting Officer, Vice President of Internal Audit, General
Counsel, Senior Vice President of Information Technologies and Engineering, Director of IT Governance and Response, Director of Risk Management and Insurance, Senior Manager of Compliance, Director of Global Security, and Tax Director report to the Audit Committee at each regular quarterly meeting. The Audit Committee reviews and approves the annual internal audit plan and also receives reports on all internal audits.
The Audit Committee also reviews and discusses with management the Company’s processes and policies with respect to risk assessment and risk management, including the Company’s enterprise risk management program.
Consulting with its compensation consultant and with management, the Human Resources Committee establishes performance goals for the Company’s various compensation plans. These performance goals are intended to drive behavior that does not encourage or result in any material risk of adverse consequences to the Company and/or its stockholders. Further information concerning the Human Resource Committee’s role in risk management in connection with executive compensation can be found below in “Compensation Risk Assessment.” The Human Resources Committee also assists in mitigating the risks associated with the loss of the Company’s senior executives by overseeing the Company’s management succession planning.
The Nominating and Corporate Governance Committee also has a role in risk oversight for the Company, including, but not limited to, assessing the Company’s succession planning and corporate governance on a periodic basis. The Nominating and Corporate Governance Committee is also responsible for Director succession planning, which includes efforts to mitigate risks associated with the loss of expertise and leadership at the Board level.

Compensation Risk Assessment
Management regularly reviews the Company’s compensation programs and practices applicable to all employees, including executive officers, in order to assess the risks presented by such programs and practices. This review includes analyzing the likelihood and magnitude of potential risks, focusing on program elements that may create risk, including pay mix and amount, performance metrics and goals, the balance between annual and long-term incentives, the terms of equity and bonus awards, and change-in-control

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ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

arrangements. The review also takes into account mitigating features embedded in our compensation programs and practices such as capped payout levels for both annual bonuses and performance-based equity grants under the Company’s equity compensation plan, the use of individual performance objectives to increase or decrease bonus payouts, stock ownership guidelines aligning the interests of our named executive officers (as defined herein) with stockholders, claw-back provisions contained in equity compensation plan award and other agreements, the use of multiple performance measures, and multi-year vesting schedules for equity awards.
The findings of this risk assessment are discussed with the Human Resources Committee and the full Board. Based on the assessment, we have determined that our compensation programs and practices applicable to all employees, including our named executive officers, are aligned with the interests of stockholders, appropriately reward pay for performance, and are not reasonably likely to have a material adverse effect on the Company.

Director Compensation in Fiscal 2021
Role	Quarterly Retainer ($)
Chairman of the Board (Mr. Helmerich)	37,500
Each Non-Employee Director	25,000
Lead Director	6,250
Audit Committee Chair	3,750
Human Resources Committee Chair	2,500
Nominating and Corporate Governance Committee Chair	2,500
Each Member of the Audit Committee	1,250
Non-Employee Director Annual Restricted Stock Grant(1)	Intended Value on the Date of Grant ($)
Chairman of the Board	270,000
Other Non-Employee Directors	180,000

(1)
All equity grants are made as shares of restricted stock under our equity compensation plan. The number of shares is determined by dividing the intended value by the closing sales price of our stock on the date of grant.

All non-employee Directors are reimbursed for expenses incurred in connection with the attending of Board or Board committee meetings. Employee Directors do not receive compensation for serving on the Board. Beginning with fiscal year 2019, we eliminated stock options as an element of our Director compensation program. Restricted stock is now the sole form of stock-based compensation to Directors.
The Directors may participate in our Director Deferred Compensation Plan (the “Director Plan”). Each Director participating in the Director Plan may defer into a separate account maintained by us, all or a portion of such Director’s cash and stock compensation for services as a Director of the Company. A Director may select between two deemed investment alternatives, including an interest investment alternative and a stock unit investment alternative; however, deferred stock compensation must be deferred into the stock unit investment alternative. The interest investment alternative provides for the payment of interest on deferred amounts in the Director’s account at a rate equal to prime plus one percent. Under the stock unit investment alternative, we credit the Director’s account with a number of stock units determined by dividing the Director’s deferred compensation amount by the fair market value of a share of our common stock on the compensation deferral date. The Director’s account is also credited with any dividends that would have been paid by us had the Director held actual shares of our

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common stock. The account balance attributable to the stock unit investment alternative may increase or decrease depending upon fluctuations in the value of our common stock and the distribution of dividends. The stock units credited to a Director’s account are used solely as a device for the determination of the amount of cash payment to be distributed to the Director under the Director Plan. No Director is entitled to a distribution of actual shares of our common stock or to any other stockholder rights with respect to the stock units credited under the Director Plan. Except for emergency withdrawals and a change-in-control event (as defined in the Director Plan), the deferred cash amounts in a Director’s account are not paid until he or she ceases to be a Director. The Director Plan does not create a trust and the participating Directors would be general unsecured creditors of the Company. Since employee Directors do not receive compensation for serving on the Board, only non-employee Directors are able to participate in the Director Plan. The Director Plan is interpreted and administered by the Human Resources Committee.

Director Compensation Table
Name	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(4) ($)	Total ($)
Delaney M. Bellinger	105,000	179,985	—	5,728	290,713
Belgacem Chariag(1)	32,880	103,562	—	911	137,353
Kevin G. Cramton	105,000	179,985	—	5,728	290,713
Randy A. Foutch	135,000	179,985	—	5,728	320,713
Hans Helmerich	150,000	269,978	—	8,593	428,571
José R. Mas	100,000	179,985	—	5,728	285,713
Thomas A. Petrie	110,000	179,985	—	5,728	295,713
Donald F. Robillard, Jr.	120,000	179,985	—	5,728	305,713
Edward B. Rust, Jr.	105,000	179,985	—	5,728	290,713
Mary M. VanDeWeghe	100,000	179,985	—	5,728	285,713
John D. Zeglis	105,000	179,985	—	5,728	290,713

(1)
Mr. Chariag was elected to the Board on August 3, 2021.

(2)
Regular cash retainers, committee chair fees and lead director fees are paid quarterly in March, June, September, and December. A Director elected between these payment intervals receives a prorated cash retainer.

(3)
Includes restricted stock and restricted stock deferred to stock units under our Director Plan. The amounts included in this column represent the aggregate grant date fair value of restricted stock determined pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For additional information, including valuation assumptions with respect to the grants, refer to note 11, “Stock-Based Compensation,” to our audited financial statements for the fiscal year ended September 30, 2021, included in our 2021 Annual Report on Form 10-K filed with the SEC on November 18, 2021 (the “2021 Form 10-K”).

(4)
Amounts in this column are dividends on restricted stock and dividends credited on restricted stock units under the Director Plan; does not include perquisites and other personal benefits, the aggregate amount of which with respect to any Director, does not exceed $10,000.

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ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

The following table provides information on the outstanding equity awards at September 30, 2021 for non-employee Directors. This table includes unexercised option awards reflected in each row below on an award-by-award basis. All options granted prior to fiscal 2017 vested on the grant date and will expire ten years following the grant date. All options granted in fiscal 2017 and after vested on the one-year anniversary of the grant date and will expire ten years following the grant date. Ms. VanDeWeghe held no outstanding options at September 30, 2021. Also, note that while not reflected in the table below, at September 30, 2021 (a) Mses. Bellinger and
VanDeWeghe and Mr. Robillard each held 6,302 restricted stock units representing the deferral of restricted stock pursuant to the Director Plan on March 3, 2021; (b) Mr. Chariag held 3,645 shares of restricted stock; (c) Messrs. Cramton, Foutch, Mas, Petrie, Rust, and Zeglis each held 6,302 shares of restricted stock; and (d) Mr. Helmerich held 9,453 shares of restricted stock. All shares of restricted stock were granted on March 3, 2021 and vest on the one-year anniversary of the grant date, except for shares held by Mr. Chariag, which vest on August 3, 2022. Restricted stock units vest on March 3, 2022.

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Outstanding Equity Awards At Fiscal 2021 Year-End (Directors)
	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Delaney M. Bellinger	7/1/2018	2,926	—	63.76	7/1/2028
Kevin G. Cramton	3/1/2017	5,242	—	69.91	3/1/2027
	12/4/2017	7,371	—	58.43	12/4/2027
Randy A. Foutch	12/6/2011	2,980	—	59.76	12/6/2021
	12/4/2012	4,078	—	54.18	12/4/2022
	12/3/2013	5,086	—	79.67	12/3/2023
	12/2/2014	7,851	—	68.83	12/2/2024
	11/30/2015	12,561	—	58.25	11/30/2025
	12/5/2016	4,790	—	81.31	12/5/2026
	12/4/2017	7,371	—	58.43	12/4/2027
Hans Helmerich	12/6/2011	62,000	—	59.76	12/6/2021
	12/4/2012	83,000	—	54.18	12/4/2022
	12/2/2014	11,777	—	68.83	12/2/2024
	11/30/2015	18,841	—	58.25	11/30/2025
	12/5/2016	7,185	—	81.31	12/5/2026
	12/4/2017	11,057	—	58.43	12/4/2027
José R. Mas	3/1/2017	5,242	—	69.91	3/1/2027
	12/4/2017	7,371	—	58.43	12/4/2027
Thomas A. Petrie	6/6/2012	1,208	—	47.29	6/6/2022
	12/4/2012	4,078	—	54.18	12/4/2022
	12/3/2013	5,086	—	79.67	12/3/2023
	12/2/2014	7,851	—	68.83	12/2/2024
	11/30/2015	12,561	—	58.25	11/30/2025
	12/5/2016	4,790	—	81.31	12/5/2026
	12/4/2017	7,371	—	58.43	12/4/2027
Donald F. Robillard, Jr.	12/4/2012	2,500	—	54.18	12/4/2022
	12/3/2013	5,086	—	79.67	12/3/2023
	12/2/2014	7,851	—	68.83	12/2/2024
	11/30/2015	12,561	—	58.25	11/30/2025
	12/5/2016	4,790	—	81.31	12/5/2026
	12/4/2017	7,371	—	58.43	12/4/2027
Edward B. Rust, Jr.	12/6/2011	2,980	—	59.76	12/6/2021
	12/4/2012	4,078	—	54.18	12/4/2022
	12/3/2013	5,086	—	79.67	12/3/2023
	12/2/2014	7,851	—	68.83	12/2/2024
	11/30/2015	12,561	—	58.25	11/30/2025
	12/5/2016	4,790	—	81.31	12/5/2026
	12/4/2017	7,371	—	58.43	12/4/2027
John D. Zeglis	12/6/2011	2,980	—	59.76	12/6/2021
	12/4/2012	4,078	—	54.18	12/4/2022
	12/3/2013	5,086	—	79.67	12/3/2023
	12/2/2014	7,851	—	68.83	12/2/2024
	11/30/2015	12,561	—	58.25	11/30/2025
	12/5/2016	4,790	—	81.31	12/5/2026
	12/4/2017	7,371	—	58.43	12/4/2027
2022 Proxy Statement	35

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee has appointed the firm of Ernst & Young LLP as the independent registered public accounting firm (“independent auditors”) to audit our financial statements for fiscal 2022. A proposal will be presented at the Annual Meeting asking the stockholders to ratify this appointment. The firm of Ernst & Young LLP has served us in this capacity since 1994.
Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions. If stockholders do not ratify the appointment of Ernst & Young LLP as the independent auditors to audit our financial statements for fiscal 2022, the Audit Committee will consider the voting results and evaluate whether to select a different independent auditor.
Although ratification is not required by Delaware law, our Certificate of Incorporation or our By-laws, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance. Even if the selection of Ernst & Young LLP is ratified, the Audit Committee may select different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Our Board unanimously recommends a vote FOR the ratification of Ernst & Young LLP as our independent auditors for fiscal 2022.
Audit Fees
The following table sets forth the aggregate fees and costs paid to Ernst & Young LLP during the last two fiscal years for professional services rendered to us:
	Years Ended September 30,
	2021	2020
Audit Fees(1)	$2,220,645	$2,389,607
Audit-Related Fees(2)	79,100	86,942
Tax Fees(3)	230,192	268,020
All Other Fees	—	—
Total	$2,529,937	$2,744,569

(1)
Includes fees for services related to the annual audit of the consolidated financial statements for the years ended September 30, 2021 and 2020 and the reviews of the financial statements included in our Form 10-Q reports, required domestic and international statutory audits and attestation reports, and the auditor’s report for internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Includes fees for the audits of our Employee Retirement Plan, 401(k)/Thrift Plan, Employee Benefit Program, and Maintenance Costs of Common Area Facilities for a wholly-owned subsidiary.

(3)
Includes fees for services rendered for tax compliance, tax advice, and tax planning, including expatriate tax services.

36	2022 Proxy Statement

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee reviews and pre-approves audit and non-audit services performed by our independent registered public accounting firm as well as the fee charged for such services. Pre-approval is generally provided for up to one year, is detailed as to the particular service or category of service, and is subject to a specific budget. The Audit Committee may also pre-approve particular services on a case-by-case basis. The Audit Committee may delegate pre-approval authority for such services to one or more of its members, whose decisions are then presented to the full Audit Committee at its next scheduled meeting. For fiscal years 2020 and 2021, all of the audit and non-audit services provided by our independent registered public accounting firm were pre-approved by the Audit Committee in accordance with the Audit Committee Charter. In its review of all non-audit service fees, the Audit Committee considers, among other things, the possible effect of such services on the auditor’s independence.

2022 Proxy Statement	37

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors is composed of five Directors and operates under a written charter adopted by the Board of Directors. All members of the Audit Committee meet the independence standards set forth in our Corporate Governance Guidelines as well as the listing standards of the NYSE and the applicable rules of the SEC. Three members of the Audit Committee meet the “audit committee financial expert” requirements under applicable SEC rules. The Audit Committee charter is available on our website at www.helmerichpayne.com/corporate-governance-information. The Audit Committee reviews the adequacy of and compliance with such charter annually.
The Company’s management is responsible for, among other things, preparing our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), establishing and maintaining internal controls over financial reporting and evaluating the effectiveness of such internal controls over financial reporting. Our independent registered public accounting firm is responsible for (i) auditing the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing an opinion on the conformity of the financial statements with GAAP and (ii) auditing our internal controls over financial reporting in accordance with such standards and for expressing an opinion as to the effectiveness of those controls.
The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management’s implementation of our financial reporting process and the audits of our consolidated financial statements and our internal controls over financial reporting. In this regard, the Audit Committee meets periodically with management, our internal auditor, and our independent registered public accounting firm. The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm. As part of fulfilling this responsibility, the Audit Committee engages in an annual evaluation of, among other things, our independent registered public accounting firm’s qualifications, competence, integrity, expertise, performance, independence and communications with the Audit Committee, and whether our independent registered public accounting firm should be retained for the upcoming year’s audit. The Audit Committee discusses with the Company’s internal auditor and our independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the Company’s internal auditor and our independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee reviews significant audit findings together with management’s responses thereto. The Audit Committee performs other activities throughout the year, in accordance with the responsibilities of the Audit Committee specified in the Audit Committee charter.
In its oversight role, the Audit Committee reviewed and discussed our audited consolidated financial statements and our internal controls over financial reporting with management and with Ernst & Young LLP (“EY”), our independent registered public accounting firm for fiscal year 2021. Management and EY indicated that our consolidated financial statements as of and for the year ended September 30, 2021 were fairly stated in accordance with GAAP and that our internal controls over financial reporting were effective as of September 30, 2021. The Audit Committee discussed with EY and management the significant accounting policies used and significant estimates made by management in the preparation of our audited consolidated financial statements, and the overall quality, not just the acceptability, of our consolidated financial statements and management’s financial reporting process. The Audit Committee and EY also discussed any issues deemed significant by EY or the Audit Committee, including critical audit matters addressed during the audit and the matters required to be discussed by the applicable requirements of the PCAOB, the rules of the SEC, and other applicable regulations.
EY has provided to the Audit Committee written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with EY the firm’s independence. The Audit Committee also concluded

38	2022 Proxy Statement

AUDIT COMMITTEE REPORT

that EY’s provision of other permitted non-audit services to us and our related entities is compatible with EY’s independence.
Based on its review of the audited financial statements and the various discussions noted above, the Audit
Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for our fiscal year ended September 30, 2021, filed with the SEC.

Submitted by the Audit Committee
Donald F. Robillard, Jr., Chairman
Delaney M. Bellinger
Kevin G. Cramton
Edward B. Rust, Jr.
John D. Zeglis
2022 Proxy Statement	39

COMPENSATION COMMITTEE REPORT
The Human Resources Committee of the Company has reviewed and discussed with management the following section of this proxy statement entitled “Compensation Discussion and Analysis” (“CD&A”) as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Human Resources
Committee recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021. This report is provided by the following Directors, who comprise the Human Resources Committee:

Thomas A. Petrie, Chairman
Randy A. Foutch
Belgacem Chariag
José R. Mas
Mary M. VanDeWeghe
40	2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS
In this discussion and analysis, we describe our compensation philosophy and program for our named executive officers (“named executive officers”) whose compensation is set forth in the Summary Compensation Table and other compensation tables included in this proxy statement. For the year ended September 30, 2021, our named executive officers included the following individuals:
Officers	Title
John W. Lindsay	President and Chief Executive Officer
Mark W. Smith	Senior Vice President and Chief Financial Officer
Cara M. Hair	Senior Vice President, Corporate Services and Chief Legal and Compliance Officer
John R. Bell	Senior Vice President, International and Offshore Operations of Drilling Subsidiary
Michael P. Lennox	Senior Vice President, U.S. Land Operations of Drilling Subsidiary
Executive Summary
We believe responsible and efficient energy improves lives globally. With a focus on leading-edge technology, we strive to deliver industry-leading efficiency, safety, and value while continuing to reduce our environmental impact. We are fiercely proud of our rigs; our digital technology; the dedication, integrity, and expertise of our employees; our value-added solutions and services; our sustainability strategy; and our commitment to our stockholders, customers, employees, and the communities in which we operate.
The Company is now over 100 years old in a cyclical industry that at times has proven to be highly volatile, reflecting our ability to manage unfavorable cycles and seize opportunities in favorable ones. Over the past two years, our industry has been on a long path to recovery from the sharp decline in crude oil prices in early 2020 resulting from the increase in crude oil supply related to the production escalations of the Organization of the Petroleum Exporting Countries and other oil producing nations (“OPEC+”) combined with a decrease in crude oil demand stemming from the global response and uncertainties surrounding the COVID-19 pandemic. The Company managed this most recent market decline with a combination of its financial strength, operational strength, and swift financial and organizational actions, while continuing to advance strategic initiatives such as performance-based contracts, technological innovation, and our safety program and philosophy. Managing the unprecedented market downturn in 2020 positioned us to capture opportunities in fiscal 2021 during the modest recovery in our sector. For example:
•
by September 30, 2021, our North American Solutions contracted rig count increased 84% compared to September 30, 2020;

•
at September 30, 2021, our market share of total U.S. land drilling and our share of the U.S. land drilling super-spec market increased approximately 2% and 3% respectively, compared to September 30, 2020;

•
we advanced our strategy to expand internationally, highlighted by our strategic alliance transactions with ADNOC Drilling Company P.J.S.C; and

•
we maintained the strength of our balance sheet by extending the term of our credit facility one year to November 2025 and consummating a $550 million aggregate principal amount of senior notes due 2031 at our existing investment grade credit rating with proceeds used to subsequently redeem our previous outstanding 2025 senior notes.

The fiscal 2021 compensation of our named executive officers appropriately reflects and rewards their leadership through these challenging times.

2022 Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS

Our Human Resources Committee (referred to in this section as the “Committee”) has the responsibility for establishing and monitoring our executive compensation program. All compensation decisions relating to our CEO, CFO, and the other named executive officers are made by the Committee.
The following pay decisions were made by the Committee with respect to our named executive officers for fiscal 2021:
•
We did not increase executive base salaries for fiscal 2021 in response to the challenging market environment and uncertainty in the oil and gas industry;

•
Given the expected market volatility during fiscal 2021, we redesigned our Annual Short-Term Incentive Bonus Plan to include, among other things, certain financial performance metrics with two consecutive six-month measurement periods to ensure our program appropriately balanced the engagement of our executives and performance for our shareholders. Our performance relative to the plan for fiscal 2021 produced a weighted average payout factor of 124.2%;

•
The target value of long-term equity incentive awards for our named executive officers were reduced by 8-10% from the previous fiscal year. In December 2020, long-term equity incentive awards were granted 50% in the form of performance share units that are earned based on our relative Total Stockholder Return (“TSR”) and 50% in the form of time-vested restricted stock;

•
Based on the relative ranking of our three-year TSR and TSR for 2021

97% of the performance units granted in December 2018 and eligible to be earned based on 2021 performance, were actually earned;
100% of the performance units granted in December 2018 with a three-year performance period ending December 31, 2021, were actually earned;
76% of the performance units granted in November 2019 and eligible to be earned based on 2021 performance were actually earned; and
87.5% of the performance units granted in December 2020 and eligible to be earned based on 2021 performance, were actually earned; and
•
Ancillary executive benefit programs, such as financial planning and medical services, were established to align with competitive market practices.

The Committee believes that the compensation decisions made and payout earned for the year illustrate our pay for performance philosophy, aligning our executives with stockholder interests.

Executive Compensation Philosophy and Practices

The primary goals of our executive compensation program are to:
•
align the interests of our executives with those of our stockholders;

•
ensure that we are able to attract, retain, and motivate qualified executives; and

•
link our executives’ pay with their performance and execution of the Company’s strategy.

The following table highlights compensation practices we have implemented because we believe they drive performance, as well as practices we have avoided because we do not believe they would serve our stockholders’ long-term interests.

42	2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

What We Do	What We Do Not Do

✔
We pay our named executive officers based on their impact on the Company’s achievement of its financial and strategic goals by making a significant portion of their target compensation performance-based and at risk.

✘ We do not have employment contracts with our named executive officers.
✔ Our performance-based compensation varies based on Company performance and the achievement of individual objectives.	✘ We do not revise performance-based incentives to pay out in the event that the Company falls short of its performance goals.

✔
The Committee engages in a multi-step compensation setting process for our named executive officers, including reviewing market and survey data sourced from our peer group of companies, the oil and gas industry, and the market more generally.

✘ We do not provide tax gross-ups to our named executive officers.

✔
We emphasize long-term equity incentives and utilize caps on potential payments, clawback provisions, reasonable retention strategies, performance targets, and individual performance objectives to mitigate risk in our compensation programs.

✘ We do not maintain compensation programs that we believe motivate misbehavior or excessive risk-taking by employees.
✔ We have modest post-employment benefits and have included double trigger change in control provisions in all equity awards since fiscal 2017.	✘ We do not permit our named executive officers, Directors or, employees to hedge, pledge, or use margin accounts related to the Company’s stock.
✔ We maintain stock ownership and retention guidelines intended to align management and stockholder interests.
✔ The Committee retains an independent compensation consultant for the purpose of advising on executive compensation practices.
2022 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Components
Generally, the elements of compensation and benefits provided to our named executive officers are the same as those provided to other key employees. The executive compensation program for our named executive officers for fiscal 2021 consisted of the following elements:
•
base salary;

•
Annual Short-Term Incentive Bonus;

•
Long-Term Equity Incentive Compensation;

•
retirement benefits; and

•
other benefits.

To align the interests of our executives with those of our stockholders, our executive compensation program is designed to place a substantial emphasis on variable compensation which fluctuates based on both the Company’s stock price performance and our executives’ achievement of short- and long-term corporate goals that enhance stockholder value. As illustrated by the charts below, our CEO and other named executive officers have a majority of their target total direct compensation, excluding benefits, tied to such compensation elements. Furthermore, a majority of the compensation that is tied to Company performance is in the form of equity-based compensation vesting or earned over three years.

Target total direct compensation excludes changes in pension value and non-qualified deferred compensation earnings, as well as other compensation as shown in the Summary Compensation Table.

Determination of Executive Compensation
For purposes of determining named executive officer compensation, the Committee generally meets at least quarterly throughout the fiscal year to:
•
review and approve corporate goals and objectives with respect to named executive officer compensation;

•
consider trends in executive compensation;

•
monitor the Company’s compensation structure relative to peer companies;

•
track the Company’s progress with respect to the approved goals for the Company’s Annual Short-Term Incentive Bonus and Long-Term Equity Incentive Compensation programs; and

•
perform other duties as set forth in the Committee’s charter.

Following the end of each fiscal year, the Committee meets to consider and determine bonus compensation for the completed fiscal year, salary adjustments, and equity-based compensation awards. The Committee also considers performance objectives for the next fiscal

44	2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

year and recommends the same for ratification by the Board. We evaluate the performance of our executives over both short-term and multi-year periods.
In making compensation decisions, the Committee compares each element of compensation against a peer group of publicly-traded contract drilling and oilfield service companies (collectively, the “Compensation Peer Group”) and against published survey data. The Compensation Peer Group consists of companies that are representative of the types of companies that we compete against for talent.
During calendar year 2020, the Committee, with the assistance of its independent compensation consultant, evaluated the Compensation Peer Group. Based on this assessment a number of changes were made to the peer group for fiscal 2021 compensation decisions, including:
•
Diamond Offshore Drilling, Inc. and Weatherford International plc were removed from the peer group as a result of their Chapter 11 bankruptcy filings during early 2020 and 2019, respectively; and

•
ChampionX Corporation (formerly Apergy Corporation), Oil States International, Inc. and ProPetro Holding Corp. were all added to the peer group.

For compensation decisions with respect to fiscal 2021, the resulting Compensation Peer Group was as follows:
Company (in millions)	Market Capitalization (at September 30, 2021)(1)	Enterprise Value (at September 30, 2021)(1)	Revenue (TTM from September 30, 2021)(1)
Baker Hughes Company	$20,488	$26,314	$20,512
Champion X Corporation	4,512	5,236	2,959
Nabors Industries Ltd.	795	3,742	1,917
NOV Inc.	5,122	6,006	5,334
Noble Corporation plc	1,628	1,873	784
Oceaneering International, Inc.	1,329	1,829	1,827
Oil States International, Inc.	392	543	549
Patterson-UTI Energy, Inc.	1,701	2,410	1,111
Precision Drilling Corp.	681	1,822	893
ProPetro Holding Corp.	893	821	783
Superior Energy Services, Inc.(2)	—	—	—
TechnipFMC plc	3,394	5,103	13,001
Transocean Ltd.	2,468	9,011	2,625
Valaris plc	2,616	2,568	1,223
For comparison, the Company's comparable statistics are shown here:
Company (in millions)	Market Capitalization (at September 30, 2021)(1)	Enterprise Value (at September 30, 2021)(1)	Revenue (TTM from September 30, 2021)(1)
Helmerich & Payne, Inc.	$2,958	$2,897	$1,083

(1)
Amounts provided by Willis Towers Watson. Enterprise value amounts are as of September 30, 2021 and are calculated as follows: market capitalization as of September 30, 2021, plus debt, lease liabilities, preferred stock, and minority interest less cash and short-term investments.

(2)
On December 7, 2020, Superior Energy Services, Inc. commenced Chapter 11 bankruptcy proceedings.

2022 Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS

The Committee also uses survey data to assist in compensation decisions, including those instances in which a named executive officer’s position or duties do not match the position or duties of Compensation Peer Group executives. This survey data includes oilfield services, energy, and general industry data. The surveys used are as follows:
•
Willis Towers Watson Oil and Gas Compensation Survey; and

•
Willis Towers Watson General Industry Executive Compensation Survey.

The Committee sets target total direct compensation for named executive officers to generally approximate the median level of compensation paid to similarly-situated executives of the companies comprising the Compensation Peer Group. Variations to this objective may occur as dictated by corporate performance, experience level, internal considerations, nature of duties, market factors, and retention issues. At the time the Committee makes compensation decisions, it uses prior fiscal year peer data and available survey data. As such, the data used by the Committee provides peer compensation comparisons on a historical basis which does not reflect the most recent year over year increase in peer compensation. Therefore, when the Committee annually sets compensation for our named executive officers, that compensation generally lags behind the current median of peer compensation. Similarly, the percentile ranking for total direct compensation could be overstated because such rankings are derived from dated peer compensation data.
A significant portion of total compensation is variable based on corporate performance and relative stockholder return. The Committee considers individual performance during its annual review of base salary, short-term incentive bonus compensation, and equity awards. However, no specific individual performance criteria or guidelines are used by the Committee as a controlling factor in the Committee’s ultimate judgment and final decision. In deciding on the type and amount of executive compensation, the Committee focuses on both current pay and the opportunity for future compensation. The Committee does not have a specific formula for allocating each element of pay, but instead bases the allocation on peer and survey data and the Committee’s judgment.

Role of Executive Officers in Compensation
The Committee annually evaluates the performance of the CEO and other named executive officers and determines their compensation in light of the objectives of our compensation program. The CEO provides an annual assessment of his performance and the performance of the other named executive officers. The CEO, with the assistance of the Senior Vice President, Corporate Services and Chief Legal and Compliance Officer (the “CLO”), provides to the Committee data, analysis, and suggested base salary adjustments, annual short-term incentive plan target adjustments, and equity compensation for the other named executive officers. This input from management is considered by the Committee when making its compensation decisions. The CLO also reviews the compensation consultant’s annual draft of its compensation analysis (discussed below) and provides comments for the consultant’s consideration. She also attends Committee meetings and provides requested information to the Committee. Except for discussing individual performance objectives with the CEO, the other named executive officers do not otherwise play a role in their own compensation decisions.

Role of Compensation Consultant
During fiscal 2021, Willis Towers Watson continued to serve the Committee as its independent compensation consultant. Willis Towers Watson provided reports to the Committee throughout the year containing research, market data, survey information, and information regarding trends and developments in executive compensation. At the Committee’s request, Willis Towers Watson advises the Committee on all principal aspects of executive compensation, including the competitiveness of program design and award values. Willis Towers Watson ordinarily provides the Committee, on an annual basis, with a final written

46	2022 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

executive compensation analysis with respect to the named executive officers. This written analysis generally addresses, among other things, the following:
•
comparison and assessment of named executive officers’ compensation to our Compensation Peer Group and survey data;

•
total stockholder return comparison between the Company and its peer group; and

•
consultant recommendations.

The Committee generally reviews the compensation of the named executive officers in November or December following the end of a particular fiscal year. The Committee’s independent compensation consultant is generally tasked with preparing materials to help the Committee analyze the effectiveness of the Company’s compensation programs and the Company’s positioning relative to its Compensation Peer Group. Willis Towers Watson may also be asked to prepare reports in connection with other meetings of the Committee where elements of executive compensation or director compensation are discussed. During calendar year 2021, Willis Towers Watson participated in seven Committee meetings and produced reports that were considered in those Committee meetings.
The Committee’s compensation consultant periodically provides the Committee with a written director compensation analysis. The Committee reviews the analysis and determines whether to recommend to our Board any changes to the compensation program for non-employee directors. The named executive officers do not play a role in determining or recommending the amount or form of director compensation.
Willis Towers Watson reports directly to the Committee, although it may meet with management from time to time to gather information or to obtain management’s perspective on executive compensation matters. The Committee has the sole authority under its Charter to retain, at our expense, or terminate the compensation consultant at any time. The Committee has considered the independence of Willis Towers Watson in light of SEC rules and NYSE listing standards and concluded that no conflict of interest is present.

Effect of Stockholder Say-on-Pay Vote on Executive Compensation Decisions
Our Board and the Committee value the continued interest and feedback of our stockholders regarding our executive compensation decisions. Our stockholders vote on a say-on-pay proposal each year and the Board and the Committee carefully review the voting results from this advisory vote on executive compensation and other stockholder input when making decisions concerning executive compensation. At our 2021 Annual Meeting of Stockholders, approximately 97% of the votes cast on the say-on-pay proposal were in favor of our named executive officers’ compensation as disclosed in the proxy statement for that meeting. The Committee determined that no changes to our executive compensation policies and decisions were necessary in light of the high level of support shown for our executive compensation in the voting results from our 2021 Annual Meeting of Stockholders.

Elements of Executive Compensation
BASE SALARY
We provide employees with a base salary to compensate them for their services. Base salaries of named executive officers are targeted to generally fall within a range around the median level of base salaries of similarly-situated executives of companies included in our Compensation Peer Group. If the base salary of any of our named executive officers consistently falls below this range, the Committee will consider market

2022 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS

adjustments. Salary levels are typically considered annually as part of our review process as well as upon a promotion. Consistent with our compensation practice for all employees, named executive officers may receive no salary increase, a merit-based increase, or greater increases as a result of market adjustments, changes in duties or retention considerations, individual contributions, level of experience, and overall market conditions. Given the challenging industry conditions in 2020, the Committee determined in December 2020 that there would be no salary increases to 2021 base salary levels from 2020 levels for our named executive officers.

The following table sets forth the base salary of our named executive officers for calendar year 2021.
Executive	2021
John W. Lindsay	$1,025,000
Mark W. Smith	515,000
Cara M. Hair	450,000
John R. Bell	398,000
Michael P. Lennox	356,500

PERFORMANCE-BASED COMPENSATION COMPONENTS
Annual Short-Term Incentive Bonus Plan
The Annual Short-Term Incentive Bonus Plan (the “STI Plan”) provides annual cash incentives to reward short-term financial performance and the achievement of strategic goals. Combined base salaries and target STI Plan bonus levels are intended to generally approximate the median of the Compensation Peer Group’s combined base salary and annual cash bonus levels. No bonus in excess of $5,000,000 may be paid to any named executive officer under the STI Plan.
The Committee revised the STI Plan design for fiscal 2021. First, the potential payout ranges based on Company performance were adjusted from 2020 levels and a consistent payout range was established for all of our NEOs. While the target incentive opportunities for our named executive officers remained unchanged, the threshold payout for the Company performance component was set at 65% of the target (previously 28-36% of target), while the reach payout was set at 175% of target (previously 111-133% of target). The Committee believes this change, in combination with the introduction of a possible payout adjustment for individual performance, resulted in a potential incentive payout range that is more consistent with typical market practices.
Second, performance under the 2021 STI Plan was measured based on independently weighted financial, operational and strategic objectives, including an environmental, social, and governance component, as more fully described below. In response to the uncertainties related to COVID-19 and the resulting market volatility, the Committee established certain financial performance metrics under the STI Plan based on two six-month measurement periods, which allowed the Committee to set more tailored performance goals after considering then current industry conditions. Financial goals were established at the beginning of each measurement period. Capital returned to stockholders and the plan’s operational and strategic objectives were assessed based on full year performance. No bonuses were paid until after the end of fiscal 2021.
Individual performance was also taken into account when determining bonus payouts for each named executive officer based on leadership, teamwork, contribution to organizational health, and delivery of strategic objectives and other key results. Any bonus earned based on Company financial, operational, or strategic performance could be adjusted up or down at the end of the year by up to 25% to reflect an evaluation of each executive’s individual performance. The Committee believes formally including individual performance in the plan design allows the Company to effectively reward executives for their individual contributions to the Company’s annual success.

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Target Incentive Ranges
The threshold, target, and reach bonus award opportunity for each of our named executive officers under the 2021 STI Plan expressed as a percentage of base salary, were set as follows:
	Threshold (65% of Target)	Target (100%)	Reach (175% of Target)
Chief Executive Officer	71.5%	110%	192.5%
Chief Financial Officer	58.5%	90%	157.5%
Other Named Executive Officers	48.75%	75%	131.25%
If results fall between the threshold and target objectives or the target and reach objectives, then the payout factor is linearly interpolated. With the individual performance modifier discussed above, any bonus earned based on Company financial, operational, and strategic performance could be adjusted up or down at the end of the year by up to 25%.
Company Financial Performance Metrics
The following table details the specific financial performance objectives established for the 2021 STI Plan along with our actual performance and the calculated funding level. Based on the improving market conditions and our actual performance during the first six-month period, the Committee approved performance targets for the April 1, 2021 to September 30, 2021 fiscal period that represented significant increases over both the first six month targets and our actual first six month performance.
Financial Performance
Performance Measure and Measurement Period	Threshold ($MM)	Target ($MM)	Reach ($MM)	Actual ($MM)	Percent of Target Payout Earned	Times Weighting	Calculated Payout Factor
First Six Months
Drilling Services Revenue	$408	$480	$551	$538.9	162.2%	12.5%	20.3%
Operating Cash Flow Margin(1)	80	101	121.1	109.8	133	7.5	10
G&A Expense Management(2)	84	80 – 77	73	75.4	130	7.5	9.7
Total						27.5%	40%
Second Six Months
Drilling Services Revenue	$562	$661	$760	$671.9	108.3%	12.5%	13.5%
Operating Cash Flow Margin(1)	126	157	188	149.9	92	7.5	6.9
G&A Expense Management(2)	82	78 – 75	71	82.5	—	7.5	—
Total						27.5%	20.4%
Annual
Capital Return to Stockholders(3)	$98	$108	$118	$108	100%	15%	15%

(1)
Drilling services revenue less “drilling services operating expenses, excluding depreciation and amortization” from condensed consolidated statements of operations.

(2)
Selling, general, and administrative costs adjusted to account for the effect of unusual expenses related to cost savings initiatives, certain litigation, and business development projects.

(3)
Maintenance of capital allocation to stockholders through dividends and stock buybacks. We did not repurchase any of our stock in fiscal 2021.

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COMPENSATION DISCUSSION AND ANALYSIS

Company Strategic and Operational Performance Metrics
The following table details the specific operational and strategic performance objectives established for the 2021 STI Plan along with our actual performance and the calculated funding level.
Operational and Strategic
Performance Measure	Accomplishments	Percent of Target Payout Earned	Times Weighting	Calculated Payout Factor
Safety	• No employee experienced a SIF Actual in the fiscal year • SIF Rate and SIF Potentials for rig moves decreased 28% and 26%, respectively, year over fiscal year • Dropped object SIF Rate and SIF Potentials decreased 20% and 6%, respectively, year over fiscal year • Tubular Handling SIF Potential remained flat year over fiscal year	175%	15%	26.3%
Operational & Strategic Objectives
Customer Experience and Technological Innovation
•
Increased overall number of performance contracts by 153% year over fiscal year

•
Deployed and tested auto geosteering and collision avoidance drilling technology with certain customers

Social
•
Aligned employee experience with The H&P Way by:

—
establishing a baseline for employee engagement

•
Completed enterprise-wide survey with response results 3% over global comparison norms

—deploying Diversity, Equity & Inclusion awareness training
•
Conducted training with leaders and deploying to front line managers and employees

—launching formal leadership training programs
•
Delivered monthly leadership training series, online manager’s toolkit, and regular leader’s meetings to improve communication

Environmental
•
Reduced environmental impact and increased environmental awareness by:

—
establishing an Environmental Governance Team

—
quantifying and publishing scope 1 and 2 GHG emissions

—
trialing rig engine usage roadmap with a customer achieving a 43% per day reduction in GHG emissions

—
developing and implementing data tools to measure emissions impacts using one second data sources

—
reducing light duty vehicle engine idling time 34%

—
establishing an environmental rewards and recognition program for employees

—
achieving 100% completion for environmental training assigned to employees

		150%	15%	22.5%
The safety performance measure is based on our 2021 Actively C.A.R.E. goals. This program is designed to control and remove exposures to prevent serious injuries or fatalities (“SIFs”). We classify and track four categories of SIFs:
•
SIF Mitigated—an incident in which there was potential for a life-altering, life-threatening, or fatal injury but the potential was mitigated due to an intended barrier or control being in place
•
SIF Potential—an incident in which there was potential for a life-altering, life-threatening, or fatal injury

•
SIF Actual—an incident in which there was a life-altering, or fatal injury

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COMPENSATION DISCUSSION AND ANALYSIS

•
SIF Rates/Incidents—inclusive of all SIFs in the above categories

Rig counts customarily have an influence on our SIF Rates. In determining the Company’s performance with respect to the safety performance measure, the
Committee considered that the Company’s rig count at the end of fiscal 2021 was significantly higher than anticipated when the goals were established and no employee sustained a serious, life altering injury or fatality during fiscal 2021.

Final Payouts
Performance relative to the plan for fiscal 2021 produced a weighted average payout factor of 124.2%. Amounts paid to each of our named executive officers pursuant to the 2021 STIP, including the individual performance modifier, are set forth below.
Executive	Base Salary	Target Bonus Opportunity as % of Salary	124.2% STIP Payout Factor $	Individual Performance Modifier %	Individual Performance Modifier $	Total STIP Award
John W. Lindsay	$1,025,000	110%	$1,400,355	+25%	$350,089	$1,750,444
Mark W. Smith	515,000	90	575,667	+25	143,917	719,584
Cara M. Hair	450,000	75	419,175	+25	104,794	523,969
John R. Bell	398,000	75	370,737	+25	92,684	463,421
Michael P. Lennox	356,500	75	332,080	+25	83,020	415,100
Long-Term Equity Incentive Compensation
The Helmerich & Payne, Inc. 2020 Omnibus Incentive Plan (the “2020 Plan”) was approved by our stockholders at the Company’s 2020 Annual Meeting of Stockholders. The 2020 Plan governs all stock-based awards granted on or after March 3, 2020. Stock-based awards granted prior to March 3, 2020 are governed by either our 2010 Long-Term Incentive Plan (the “2010 Plan”) or 2016 Omnibus Incentive Plan (the “2016 Plan”). These equity compensation plans allow the Committee to design stock-based compensation programs to encourage growth of stockholder value and allow key employees and non-employee Directors to participate in the long-term growth and profitability of the Company.
Except for new employees or non-employee Directors, the Committee generally only approves annual stock-based awards at its meeting in November or December after the end of each fiscal year. The Committee selected this time period for review of executive compensation since it coincides with executive performance reviews and allows the Committee to receive and consider final fiscal year financial information. Newly-hired employees or newly-appointed Directors may be considered for stock-based awards at the time they join the Company. Occasional exceptions to this policy may occur in connection with promotions or as dictated by retention considerations or market factors.
Equity award levels are determined based on, among other things, market data, and vary among participants based on their positions. Target equity awards are calculated based on an executive’s base pay and the value of our common stock. Under this methodology, for fiscal 2021, the Committee limited the value of annual equity awards to 450% of the CEO’s base salary and 275% of the base salary of the other named executive officers. The Committee arrived at those values in the effort to approximate the median level of compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group.

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COMPENSATION DISCUSSION AND ANALYSIS

The table below details the 2021 target long-term equity incentive compensation for each of our named executive officers.
NEO	Target Equity Grant as % of Base Salary	Target Value
John W. Lindsay	450	$4,612,500
Mark W. Smith	275	$1,416,250
Cara M. Hair	275	$1,237,500
John R. Bell	275	$1,094,500
Michael P. Lennox	275	$980,375
During fiscal 2021, the Committee awarded a combination of performance-vested restricted share units (“performance share units”) and time-vested restricted stock to participants. Consistent with our performance-based compensation philosophy and our fiscal 2020 grants, 50% of the annual grant was delivered in the form of performance share units and 50% was granted in the form of time-vested restricted stock. To determine the actual number of performance share units and restricted shares awarded to a named executive officer, the dollar value of the award was divided by the trailing average closing price of our common stock for the 20 trading days immediately preceding the grant date (the “Grant Calculation”).
Performance Share Units
The Committee granted performance share units to our named executive officers in December 2020. These performance share units may be earned based on our TSR versus a peer group of oil and gas equipment, services, and drilling companies in the S&P 1500 Composite Index during the performance period (“relative TSR”). Each performance share unit award consists of two elements, one based on the Company’s relative TSR over the entire three calendar year performance period and the other divided into annual tranches and determined based on the Company’s one-year relative TSR for each year of the performance period. Including performance periods of one year addresses the cyclical nature of our industry. The portion of the performance share units that is earned based on the Company’s one-year relative TSR for the first and second years of the performance period remains subject to time-based vesting until the conclusion of the three-year term of the performance share unit award.
In order to further protect stockholder interests, performance share unit payouts are capped at the target number of shares in the event the Company has a negative absolute TSR over the measurement period regardless of whether the Company’s relative TSR exceeds the median TSR of its peers.
Additional performance share units are credited based on the amount of cash dividends on our common shares divided by the market value of our common shares on the date such dividend is paid. Such dividend equivalents are subject to the same terms and conditions and are settled or forfeited in the same manner and at the same time as the performance share units to which they were credited. Performance share units are paid in full-value shares.

The complete payout table for the Company’s performance share units is shown below:
The Company’s TSR Percentile Ranking Relative to the Applicable Peer Group	Vested Percentage of the Subject PSUs	The Company’s Performance Category
Greater than or Equal to 85th Percentile	200%	Maximum Performance
Equal to 75th Percentile	150%
Equal to 65th Percentile	125%
Equal to 55th Percentile	100%	Target Performance
Equal to 45th Percentile	75%
Equal to 35th Percentile	50%	Threshold Performance
Less than 35th Percentile	0%	Below Threshold Performance
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The vested percentage of PSUs is interpolated on a straight line basis for performance between the relative rankings shown above.
2021 Performance Share Unit Award
The table below details the target performance share units granted to each of our named executive officers in December 2020.
NEO	2021 Target PSUs Awarded	Value Based on Grant Calculation
John W. Lindsay	101,285	$2,306,250
Mark W. Smith	31,099	708,125
Cara M. Hair	27,174	618,750
John R. Bell	24,034	547,250
Michael P. Lennox	21,528	490,188
Under the terms of the award, one-sixth of these share units were eligible to be earned based on our relative TSR performance during 2021, subject to the satisfaction of the three-year vesting requirement. Our relative TSR during 2021 was at the 50th percentile of the comparative peer group with respect to these awards. The table below details the number of units earned based on performance (including units credited based on cash dividends) and the value of the units earned.

NEO	2021 PSUs Earned	Market Value as of Dec. 31, 2021
John W. Lindsay	15,334	$363,433
Mark W. Smith	4,708	111,592
Cara M. Hair	4,114	97,511
John R. Bell	3,638	86,229
Michael P. Lennox	3,259	77,251
2020 Performance Share Unit Award
The table below details the target performance share units granted to each of our named executive officers in November 2019.
NEO	2020 Target PSUs Awarded	Value Based on Grant Calculation
John W. Lindsay	59,058	$2,439,685
Mark W. Smith	18,153	749,900
Cara M. Hair	15,067	622,417
John R. Bell	13,770	568,838
Michael P. Lennox	12,325	509,145
Under the terms of the award, one-sixth of these share units were eligible to be earned based on our relative TSR performance during 2021, subject to the satisfaction of the three-year vesting requirement. Our relative TSR during 2021 was at the 45.4th percentile of the comparative peer group with respect to these awards. The table below details the number of units earned based on performance (including units credited based on cash dividends) and the value of the units earned.

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COMPENSATION DISCUSSION AND ANALYSIS

NEO	2020 PSUs Earned	Market Value as of Dec. 31, 2021
John W. Lindsay	8,553	$202,722
Mark W. Smith	2,628	62,302
Cara M. Hair	2,182	51,716
John R. Bell	1,994	47,267
Michael P. Lennox	1,784	42,304
2019 Performance Share Unit Award
The table below details the target performance share units granted to each of our named executive officers in December 2018.
NEO	2019 Target PSUs Awarded	Value Based on Grant Calculation
John W. Lindsay	35,620	$2,165,696
Mark W. Smith	9,717	590,794
Cara M. Hair	8,460	514,368
John R. Bell	8,419	511,875
Michael P. Lennox	7,536	458,189
Under the terms of the award, one-sixth of these share units were eligible to be earned based on our relative TSR performance during 2021, subject to the satisfaction of the three-year vesting requirement, and 50% were eligible to be earned based on our relative TSR during the three year period ending December 31, 2021. Our relative TSR during 2021 was at the 53.8th percentile of the comparative peer group with respect to these awards. Although our relative
TSR during the three year period was at the 61.5th percentile of the comparative peer group, we had a negative absolute TSR over the measurement period, which capped the number of share units eligible to be earned at 100%. The table below details the number of units earned based on performance (including units credited based on cash dividends) and the value of the units earned.

NEO	2019 PSUs Earned(1)	2019 PSUs Earned(2)	Market Value as of Dec. 31, 2021
John W. Lindsay	6,897	21,330	$668,994
Mark W. Smith	1,881	5,819	182,523
Cara M. Hair	1,637	5,066	158,888
John R. Bell	1,629	5,042	158,126
Michael P. Lennox	1,459	4,512	141,534

(1)
One-year performance period ending December 31, 2021.

(2)
Three-year performance period ending December 31, 2021.

Restricted Stock
There is competitive pressure in the oil and gas drilling sector to attract and retain qualified executives and other employees whose knowledge and skill-set provide us with a competitive advantage. Awards of restricted stock improve our employee retention and help ensure that our compensation packages remain competitive with compensation packages offered by our peers. We believe that it is important to include restricted stock awards as a component of our long-term equity incentive compensation because they help us attract and retain employees over the volatile market cycles in

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COMPENSATION DISCUSSION AND ANALYSIS

our industry. The value of restricted stock awards remains tied to the performance of the Company’s stock, aligning executives and stockholders and incentivizing award recipients to ensure that the Company performs well throughout the award’s vesting period and for as long as they hold the vested stock.
Grants of restricted stock made in December 2020 vest ratably over three years. During the restricted period, the participant receives quarterly cash payments equal to quarterly dividends and has the right to vote restricted shares. Unvested restricted stock is generally forfeited if the participant leaves the Company.

The table below details the number and value of restricted shares granted to each named executive officer in December 2020.
NEO	Shares of Restricted Stock Granted in Dec. 2020	Value Based on Grant Calculation
John W. Lindsay	91,120	$2,306,250
Mark W. Smith	27,978	708,125
Cara M. Hair	24,447	618,750
John R. Bell	21,622	547,250
Michael P. Lennox	19,367	490,188
RETIREMENT
Pension Plans
Prior to October 1, 2003, most of the Company’s full-time employees, including certain current named executive officers, participated in our qualified Employee Retirement Plan (the “Pension Plan”). Certain named executive officers also participated in our non-qualified Supplemental Pension Plan. Effective October 1, 2003, we revised both the Pension Plan and the Supplemental Pension Plan to close the plans to new participants and reduced benefit accruals for current participants through September 30, 2006, at which time benefit accruals were discontinued and the plans frozen.
The fiscal 2021 year-end present value of accumulated benefits for each of our current named executive officers is shown in the table under “Pension Benefits for Fiscal 2021” below.
Savings Plans
Savings plans are designed to help employees, especially long-service employees, save and prepare for retirement. We sponsor a qualified and supplemental savings plan as described below.
Our 401(k)/Thrift Plan (the “Savings Plan”) is a tax-qualified savings plan pursuant to which most employees paid in U.S. dollars, including our named executive officers, are eligible to contribute on a before-tax basis the lesser of up to 100% of their annual compensation or the dollar limit prescribed annually by the Internal Revenue Service (the “IRS”). We match 100% of the first 5% of cash compensation that is contributed to the Savings Plan subject to IRS annual compensation limits ($290,000 for 2021). All employee contributions are immediately vested and matching contributions are subject to a three-year graded vesting schedule.
In addition to the Savings Plan, our named executive officers and certain other eligible employees can participate in the Supplemental Savings Plan, which is a non-qualified savings plan. A participant can contribute between 1% and 40% of the participant’s cash compensation to the Supplemental Savings Plan on a before-tax basis. If the participant has not received the full Company match of the first 5% of pay in the Savings Plan, then the Company will contribute the balance of the match based on amounts the eligible employee contributed to the Supplemental Savings Plan. The table under “Nonqualified Deferred Compensation for Fiscal 2021” below contains additional Supplemental Savings Plan information for our named executive officers.

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COMPENSATION DISCUSSION AND ANALYSIS

OTHER BENEFITS
Our named executive officers are provided with other benefits, including relocation benefits and perquisites, such as financial planning services, annual physicals, concierge medical benefits, and supplemental life and long-term disability insurance, that the Company and the Committee believe are reasonable. The Committee annually reviews the levels of these benefits provided to our named executive officers. A more detailed explanation of our aircraft policy is provided below.
Company Aircraft
With the approval of the CEO, our aircraft may be used by our named executive officers and other employees for business purposes. Many of our operations and offices are in remote locations, so our aircraft provide a more efficient use of employee time and improved flight times than are available commercially. Our aircraft also provide a more secure traveling environment where sensitive business issues may be discussed.
The Chairman of our Board of Directors and our CEO are each allocated 10 hours of personal use of our aircraft annually without reimbursement to us. The time attributable to attendance at board meetings of publicly-held companies is not counted against the 10-hour limitation. Any personal use in excess of this allotment is permitted only under extraordinary circumstances. Under extraordinary circumstances and with the approval of the CEO, the other named executive officers are permitted personal use of our aircraft, without reimbursement to us.
For tax purposes, imputed income is assessed to each named executive officer for his or her own or his or her guests’ personal travel based upon the Standard Industrial Fare Level of such flights during the calendar year.

Clawback Rights
We are dedicated to performing with integrity and promoting accountability. We believe the Company must have the ability to recover performance-based compensation paid to executive officers and key employees in circumstances when misconduct has resulted in or contributed to a restatement of our financial statements or damage to the Company. As a result, we have two policies addressing recoupment of bonus and equity compensation from executive officers and certain other key employees.
The following is a summary of those policies:
•
In the event the Board determines that any fraud or intentional misconduct caused or was a substantial contributing factor to a restatement of our financials, the Board may require reimbursement of any bonus compensation paid to an executive officer or certain other key employees to the extent the bonus paid exceeded what would have been paid had the financial results been properly reported. This policy applies to all bonuses paid after September 30, 2008, which coincide with the fiscal years that are subject to the restatement.
•
If the Committee reasonably believes that a participant under our 2010 Plan, 2016 Plan, and 2020 Plan (the “Plans”) has committed certain acts of misconduct, including fraud, embezzlement, or deliberate disregard of our rules or policies, that may reasonably be expected to result in damage to us, the Committee may cancel all or part of any outstanding award under the Plans whether or not vested or deferred. Additionally, if the misconduct occurs during a fiscal year in which there was also an exercise or settlement of an award under the Plans, the Committee may recoup any value received from such award.

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Executive Officer and Director Stock Ownership Guidelines
Because the Board believes in linking the interests of management and stockholders, the Board has adopted stock ownership guidelines for our named executive officers and Directors. Our Stock Ownership Guidelines specify a number of shares that our named executive officers and Directors must accumulate and hold within five years of the later of the adoption of the guidelines or an individual becoming subject to the guidelines. The CEO is required to own shares having a value of five times base salary and the other named executive officers are required to own shares having a value of two times base salary. Directors are required to own shares having a value equal to three times their annual Board cash compensation.
All of our named executive officers and non-employee Directors have either met, or are on track to meet, their ownership requirements within the prescribed five-year period.

Trading, Hedging, and Pledging Policies
Our Insider Trading Policy prohibits all directors, officers and employees from engaging in short-term (i.e., short-swing trading) or speculative transactions involving Company stock. Our Insider Trading Policy prohibits the purchase or sale of puts, calls, options, and other derivative securities based on Company stock. Our Insider Trading Policy also prohibits short sales, margin accounts, hedging transactions, pledging of Company stock as collateral and, with the exception of Rule 10b5-1 trading plans as noted below, standing orders placed with brokers to sell or purchase Company stock.
Our Insider Trading Policy also prohibits our directors, officers, and employees from purchasing or selling Company stock while in possession of material, non-public information. As such, and in addition to our pre-clearance procedures, our directors, executive officers, and certain other employees are prohibited from buying or selling Company stock during our earnings period (which begins on the first day of the month following the close of a fiscal quarter and ends after the second full trading day following the release of the Company’s earnings). However, we do permit our directors and employees to adopt and use Rule 10b5-1 trading plans. This allows directors and employees to sell and diversify their holdings in Company stock over a designated period by adopting pre-arranged stock trading plans at a time when they are not aware of material non-public information concerning the Company, and thereafter sell shares of Company stock in accordance with the terms of their stock trading plans without regard to whether or not they are in possession of material non-public information about the Company at the time of the sale.

Potential Payments Upon Change-in-Control or Termination
CHANGE-IN-CONTROL
We have entered into change-in-control agreements with our named executive officers and certain other key employees. These agreements are entered into in recognition of the importance to us and our stockholders of avoiding the distraction and loss of key management personnel that may occur in connection with a rumored or actual change-in-control of the Company. These agreements contain a “double” trigger provision whereby no benefits will be paid to an executive unless both a change-in-control has occurred and the executive’s employment is terminated in connection with or after the change-in-control. We believe this arrangement appropriately balances our interests and the interests of executives since we make no payments unless a termination of employment occurs.

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COMPENSATION DISCUSSION AND ANALYSIS

More specifically, if we terminate a named executive officer’s employment within 24 months after a change-in-control other than for cause, disability, death, or if any of our named executive officers terminates his or her employment for good reason within 24 months after a change-in-control (as such terms are defined in the change-in-control agreement), any unvested benefits under our Supplemental Savings Plan and Supplemental Pension Plan and any options or restricted stock, restricted stock units, or performance share units granted to any of the named executive officers will fully vest and we will be required to pay or provide:
•
a lump sum payment equal to three (3) times the current base salary and the greater of the previous year’s annual bonus or target annual bonus for the year of termination of the CEO and two (2) times the current base salary and the greater of the previous year’s annual bonus or target bonus for the year of termination of the other named executive officers;

•
24 months of benefit continuation;

•
a prorated annual bonus payable in one lump sum;

•
up to $7,500 for out-placement counseling services; and

•
a lump sum payment of any accrued vacation pay and base salary through the termination date.

The above-referenced payments and benefits will be provided only if a named executive officer executes and does not revoke a release of claims in the form attached to the change-in-control agreement. No tax gross-ups are provided on payments made under these agreements. These agreements are automatically renewed for successive two-year periods unless terminated by us.
For more information regarding post-termination payments that we may be required to make to named executive officers in the event of a change-in-control, see the table under “Potential Payments Upon Change-in-Control” .
Our 2010 Plan contains a provision whereby all stock options and restricted stock will automatically become fully vested and immediately exercisable in the event of a change-in-control, as defined in such plans. This provision was included in all equity plans in order to be consistent with market practice at the time the plans were approved by stockholders. No restricted stock is outstanding under our 2010 Plan. However, similar to our change-in-control agreements, our 2016 Plan and 2020 Plan contain a “double trigger” provision whereby stock options, restricted stock, and performance share units will vest in the event of a change-in-control and the executive’s employment is subsequently terminated. The potential value of the acceleration of vesting of stock options, restricted stock, and performance share units upon a change-in-control is reflected in the table under “Potential Payments Upon Change-in-Control.”

OTHER TERMINATION PAYMENTS
The Supplemental Pension Plan and Supplemental Savings Plan described above and quantified in the tables under “Pension Benefits for Fiscal 2021” and “Nonqualified Deferred Compensation for Fiscal 2021” below provide for potential payments to named executive officers upon termination of employment other than in connection with a change-in-control.
In addition, award agreements under the 2020 Plan provide for accelerated vesting of unvested restricted stock and the target value of unvested performance share units upon an executive’s death. Award agreements outstanding under the 2016 Plan similarly provide for accelerated vesting of unvested restricted stock and the target value of unvested performance share units upon an executive’s death after becoming retirement eligible and further provide for continued vesting of restricted stock and performance share units in the event of an executive’s disability or retirement, in each case, more than one year after grant of the award.

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EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION
Summary Compensation Table
The following table includes information concerning compensation paid to or earned by our named executive officers listed in the table for the fiscal years ended September 30, 2021, 2020, and 2019. Mr. Lennox was not a named executive officer for fiscal 2019.
Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5) ($)	All Other Compensation(6) ($)	Total ($)
John W. Lindsay, President and Chief Executive Officer	2021	1,025,000		5,321,503	1,750,444	11,527	359,836	8,468,309
	2020	1,012,750	—	5,168,597	—	71,561	391,155	6,644,063
	2019	984,450	643,668	4,784,455	858,224	77,388	382,864	7,731,049
Mark W. Smith, Senior Vice President and Chief Financial Officer	2021	515,000		1,633,942	719,584	—	104,948	2,973,474
	2020	511,250	—	1,588,714	—	—	82,540	2,182,504
	2019	481,250	243,540	1,305,241	324,720	—	86,124	2,440,875
Cara M. Hair, Senior Vice President, Corporate Services and Chief Legal and Compliance Officer	2021	450,000		1,427,722	523,969	—	101,265	2,502,956
	2020	441,250	—	1,318,629	—	—	81,432	1,841,311
	2019	403,750	202,138	1,136,319	269,517	—	88,639	2,100,363
John R. Bell, Senior Vice President, International and Offshore Operations, Drilling Subsidiary	2021	398,000		1,262,744	463,421	8,343	92,927	2,225,435
	2020	379,272	—	1,205,129	—	2,440	78,901	1,665,742
	2019	376,510	184,736	1,130,829	246,314	17,214	93,039	2,048,642
Michael P. Lennox, Senior Vice President, US Land Operations, Drilling Subsidiary	2021	356,500		1,131,066	415,100		85,013	1,987,679
	2020	352,247	30,000	1,078,676	—	—	76,413	1,537,336

(1)
The amounts included in this column reflect salaries earned during fiscal  2021, 2020, and 2019. Annual salary adjustments, if any, become effective at the beginning of each calendar year. Thus, the salary reported above for a fiscal year is the sum of the named executive officer’s salary for the last three months of a calendar year plus the first nine months of the following calendar year.

(2)
The amounts included in this column with respect to fiscal  2019 reflect the portion of amounts paid pursuant to our STI Plans attributable to the Human Resources Committee’s assessment of our achievement of financial performance criteria in our STI Plans, rig utilization, dayrates, market share, stockholder returns relative to both the returns of our Compensation Peer Group and all companies within our broader U.S. land drilling peer group, and performance with respect to certain other Company strategic initiatives. The amounts were earned in connection with our performance for fiscal 2019, but were paid during the first quarter of the next fiscal year. The fiscal 2020 bonus reported in this column with respect to Mr. Lennox was awarded by the Human Resources Committee in recognition of his transitional efforts related to the Company’s operational and administrative reorganization in 2020 and his assumption of significant ongoing duties and responsibilities related to the retirements of certain executives in fiscal 2020.

(3)
This column represents the aggregate grant date fair value under ASC Topic 718 for performance share units and restricted stock awards granted during fiscal 2021, as well as prior fiscal years (as applicable). All grants were made pursuant to either the 2016 Plan or the 2020 Plan. For additional information on the valuation assumptions, refer to Note 11, “Stock-Based Compensation,” to our Consolidated Financial Statements for the fiscal year ended September 30, 2021, included in the 2021 Form 10-K. These amounts reflect an accounting expense and do not correspond to the actual value that may be realized by the named executive officers. Performance share units are reflected in the table above based on target achievement of the applicable performance objectives. The maximum possible payout for performance share units granted in fiscal 2021 is shown below for each named executive officer:

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– John W. Lindsay	$6,030,512	– Mark W. Smith	$1,851,638	– Michael P. Lennox	$1,281,776
– Cara M. Hair	$1,617,938	– John R. Bell	$1,430,984

(4)
The amounts included in this column reflect amounts paid under our STI Plan based on annual performance measured against pre-established objectives whose outcome was uncertain at the time the awards were communicated to the named executive officers. The bonus award opportunities and performance metrics and performance metric weightings for determining bonus amounts for fiscal 2021 are described in the CD&A.

(5)
The amounts included in this column reflect the aggregate change in the actuarial present value of the accumulated benefit of each applicable named executive officer under our Pension Plan and our Supplemental Pension Plan. The actuarial present value calculation for fiscal 2021 for Mr. Lindsay, who is retirement eligible, is based on an immediate annuity (with an assumed retirement date of September 30, 2021), whereas the present value calculation for Mr. Bell, who is not retirement eligible, is based on a deferred annuity (with an assumed retirement age of 61). None of Messrs. Lennox and Smith or Ms. Hair are participants under either the Pension Plan or the Supplemental Pension Plan.

(6)
“All other compensation” for fiscal 2021 includes the following:

•
Our matching contribution to the Savings Plan on behalf of each named executive officer as follows:

– John W. Lindsay	$14,500	– Mark W. Smith	$14,500	– Michael P. Lennox	$14,500
– Cara M. Hair	$14,500	– John R. Bell	$14,500

•
Our matching contribution to the nonqualified Supplemental Savings Plan for Employees of Helmerich & Payne, Inc. on behalf of each named executive officer as follows:

– John W. Lindsay	$122,728	– Mark W. Smith	$45,958	– Michael P. Lennox	$23,200
– Cara M. Hair	$33,087	– John R. Bell	$27,591

•
Dividends on restricted stock as follows:

– John W. Lindsay	$149,972	– Mark W. Smith	$43,550	– Michael P. Lennox	$31,402
– Cara M. Hair	$38,150	– John R. Bell	$35,358

•
Supplemental life and long-term disability premiums as follows:

– John W. Lindsay	$1,608	– Mark W. Smith	$910	– Michael P. Lennox	$516
– Cara M. Hair	$617	– John R. Bell	$854

•
For John W. Lindsay, the amount reported includes $29,982 for personal use of our aircraft. The value shown for personal use of our aircraft is the incremental cost to us of such use, which is calculated based on the variable operating costs including items such as fuel costs, repairs, meals, professional services, travel expenses and licenses and fees. Fixed costs that do not change based on usage, such as the cost of aircraft, pilot salaries, insurance, rent, and other costs, were not included. The amount reported includes deadhead flights and is reduced by any reimbursements to us. Flights for Mr. Lindsay comply with the Company’s aircraft use policy in the CD&A under “Elements of Executive Compensation—Other Benefits—Company Aircraft.”

•
Our contributions toward business travel premiums, club memberships, event tickets, financial planning services, annual physicals, and concierge medical benefits. The values of these personal benefits are based on the incremental aggregate cost to us and are not individually quantified because none of them individually exceeded the greater of $25,000 or 10% of the total amount of perquisites and personal benefits for each named executive officer.

•
A cash benefit payable to all employees with 25 years or more of service equal to one week’s salary paid to Mr. Lindsay, in the amount of $19,712.

Does not include perquisites and other personal benefits with respect to Mr. Smith, the aggregate amount of which did not exceed $10,000.
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Grants of Plan-Based Awards in Fiscal 2021
As described in the CD&A under “Elements of Executive Compensation Components—Performance-Based Compensation Components,” we provide incentive award opportunities to executives, designed to reward both short-term and long-term business performance, and create a close alignment between incentive compensation and stockholders’ interests. The following table provides information on non-equity incentive plan awards, performance share units and restricted stock granted in fiscal 2021 to each of our named executive officers. Although the grant date fair value is shown in the table for these stock awards, there can be no assurance that these values will actually be realized during the terms of these grants.
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John W. Lindsay		549,656	1,127,500	2,466,406
	12/11/2020				50,643	101,285	202,570		3,015,256
	12/11/2020							91,120	2,306,247
Mark W. Smith		225,956	463,500	1,013,906
	12/11/2020				15,550	31,099	62,198		925,819
	12/11/2020							27,978	708,123
Cara M. Hair		164,531	337,500	738,281
	12/11/2020				13,587	27,174	54,348		808,969
	12/11/2020							24,447	618,753
John R. Bell		145,519	298,500	652,969
	12/11/2020				12,017	24,034	48,068		715,492
	12/11/2020							21,622	547,252
Michael P. Lennox		130,345	267,375	584,883
	12/11/2020				10,764	21,528	43,056		640,888
	12/11/2020							19,367	490,178

(1)
The amounts included in these columns reflect the threshold, target, and maximum potential value of a payout for each named executive officer under our 2021 STI Plan if certain of our performance objectives were achieved for the October 1, 2020 to September 30, 2021 performance period. The amounts are based on salaries in effect as of January 1, 2021 for each named executive officer, which is the basis for determining the actual payments to be made subsequent to year-end. The potential payouts were performance-driven and, therefore, were at risk. Any bonus earned based on Company financial, operational, or strategic performance could be adjusted up or down at the end of the year by up to 25% to reflect an evaluation of each executive’s individual performance. The maximum payout column in the table above includes a potential 25% upward adjustment for the individual performance modifier and the threshold column includes a potential 25% downward adjustment for the individual performance modifier. The performance measures and bonus opportunities for determining payout under our 2021 STI Plan are described in the CD&A.

(2)
The amounts in the table above reflect the threshold, target, and maximum number of shares issuable with respect to performance share units granted in December 2020. The performance share units are settled in shares of common stock, in an amount from 0% to 200% of the number of units awarded, based on the Company’s relative TSR. Each performance share unit award consists of two elements, one based on the Company’s relative TSR over the entire three-year performance period (January 1, 2021 to December 31, 2023) and the other divided into annual tranches and determined based on the Company’s one-year relative TSR for each year of the performance period. The portion of the performance share units that is earned based on the Company’s one-year relative TSR for the first and second years of the performance period remains subject to time-based vesting until the conclusion of the three-year term of the performance share unit award. Additional performance share units are credited based on the amount of cash dividends on our common stock divided by the market value of our common stock on the date such dividend is paid. Such

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dividend equivalents are subject to the same terms and conditions and are settled or forfeited in the same manner and at the same time as the performance share units to which they were credited; such potential dividend equivalents are not included in the table above.
(3)
The amounts included in this column reflect the number of shares of common stock subject to restricted stock awards granted in fiscal 2021 to the named executive officers. The awards of restricted stock vest ratably in three equal annual installments, beginning on the one-year anniversary of the grant date. Dividends are paid on the restricted stock at the same rate applicable to other holders of our common stock.

(4)
This column represents the grant date fair value under ASC Topic 718 for performance share units and restricted stock awards granted during fiscal 2021. For additional information on the valuation assumptions, refer to note 11, “Stock-Based Compensation,” to our audited financial statements for the fiscal year ended September 30, 2021, included in the 2021 Form 10-K. These amounts reflect an accounting expense and do not correspond to the actual value that may be realized by the named executive officers.

Outstanding Equity Awards at Fiscal 2021 Year-End
The following table provides information on the current holdings of stock option awards, performance share unit awards, and restricted stock awards by the named executive officers at September 30, 2021. This table includes exercisable and unexercisable option awards and unvested performance share unit awards and restricted stock awards, and such awards are reflected in each row below on an award-by-award basis. The vesting schedule for each grant that has not fully vested is shown following this table. For additional information about the option awards and stock awards, see the description of such awards in the CD&A under “Elements of Executive Compensation— Performance-Based Compensation Components—Long-Term Equity Incentive Compensation.”
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(5) ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(6) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)
						RSAs(3)	PSUs(4)	RSAs	PSUs
John W. Lindsay	12/6/2011	34,000		59.76	12/6/2021
	12/4/2012	54,500		54.18	12/4/2022
	12/3/2013	62,500		79.67	12/3/2023
	12/2/2014	112,000		68.83	12/2/2024
	11/30/2015	185,000		58.25	11/30/2025
	12/5/2016	96,954		81.31	12/5/2026
	12/4/2017	139,358	46,453(1)	58.43	12/4/2027	9,523		261,025
	12/14/2018					19,236	13,851	527,259	379,656	55,814	1,529,862
	11/04/2019					46,660	11,123	1,278,951	304,881	111,242	3,049,143
	12/11/2020					91,120		2,497,599		207,870	5,697,716
Mark W. Smith	5/1/2018	17,936	5,979(2)	68.90	5/1/2028	1,547		42,403
	12/14/2018					5,248	3,776	143,848	103,500	15,224	417,290
	11/4/2019					14,343	3,418	393,142	93,687	34,190	937,148
	12/11/2020					27,978		766,877		63,824	1,749,416
Cara M. Hair	12/6/2011	750		59.76	12/6/2021
	12/2/2014	5,000		68.83	12/2/2024
	11/30/2015	31,000		58.25	11/30/2025
	12/5/2016	19,026		81.31	12/5/2026
	12/4/2017	29,138	9,713(1)	58.43	12/4/2027	1,992		54,601
	12/14/2018					4,569	3,288	125,236	90,124	13,254	363,292
	11/4/2019					11,904	2,837	326,289	77,762	28,378	777,840
	12/11/2020					24,447		670,092		55,770	1,528,655
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		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(5) ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(6) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)
						RSAs(3)	PSUs(4)	RSAs	PSUs
John R. Bell	12/6/2011	6,000		59.76	12/6/2021
	12/4/2012	10,000		54.18	12/4/2022
	12/3/2013	8,500		79.67	12/3/2023
	12/2/2014	22,500		68.83	12/2/2024
	11/30/2015	41,000		58.25	11/30/2025
	12/5/2016	22,485		81.31	12/5/2026
	12/4/2017	32,939	10,980(1)	58.43	12/4/2027	2,251		61,700
	12/14/2018					4,547	3,272	124,633	89,686	13,188	361,483
	11/4/2019					10,880	2,593	298,221	71,074	25,936	710,905
	12/11/2020					21,622		592,659		49,326	1,352,026
Michael P. Lennox	12/6/2011	4,000		59.76	12/6/2021
	11/30/2015	8,400		58.25	11/30/2025
	12/4/2017	26,259	8,753(1)	58.43	12/4/2027	1,795		49,201
	12/14/2018					4,070	2,929	111,559	80,284	11,806	323,602
	11/4/2019					9,738	2,321	266,919	63,619	23,212	636,240
	12/11/2020					19,367		530,850		44,182	1,211,029

(1)
Unexercisable options vest on December 4, 2021.

(2)
Unexercisable options vest on May 1, 2022.

(3)
Unvested shares of restricted stock that vest as follows:

Grant Date	Vesting Schedule
12/04/2017	12/04/2021
05/01/2018	05/01/2022
12/14/2018	ratably on each of the following dates: 12/14/2021 and 12/14/2022
11/04/2019	ratably on each of the following dates: 11/04/2021 and 11/04/2022
12/11/2020	ratably on each of the following dates: 12/11/2021, 12/11/2022, 12/11/2023

(4)
Performance share units determined eligible to vest that remain subject to time-based vesting (including dividend equivalents accumulated thereon) as follows:

Grant Date	Vesting Schedule
12/14/2018	12/31/2021
11/04/2019	12/31/2022

(5)
The aggregate market value is based on the closing market price of our common stock of $27.41 at September 30, 2021.

(6)
Includes, as of September 30, 2021, unvested performance share units that remain subject to performance conditions at maximum payout (including dividend equivalents accumulated thereon) which were granted on December 14, 2018, November 4, 2019, and December 11, 2020. Each performance share unit award consists of two elements, one of which is based on performance criteria over a three-year performance period and the other of which is further divided into three annual tranches with one-year performance criteria. Performance share units that remain subject to performance conditions may be determined to be eligible to vest in amounts that vary from maximum payout amounts.

Option Exercises and Stock Vested in Fiscal 2021
The following table provides additional information about shares acquired upon the vesting of stock awards, including the value realized, during fiscal 2021 by the named executive officers. None of the named executive officers exercised any stock options during fiscal 2021.
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	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John W. Lindsay	40,406	854,269
Mark W. Smith	8,950	177,482
Cara M. Hair	9,368	194,641
John R. Bell	9,481	200,653
Michael P. Lennox	8,339	175,927

(1)
The value realized on vesting is calculated using the closing market price of our common stock on the relevant vesting dates.

Pension Benefits for Fiscal 2021
The Pension Benefits table below sets forth the fiscal 2021 year-end present value of accumulated benefits payable to each of our named executive officers under our Pension Plan and the Supplemental Pension Plan. Effective October 1, 2003, we revised both the Pension Plan and the Supplemental Pension Plan to close the plans to new participants and reduced benefit accruals for current participants through September 30, 2006, at which time benefit accruals were discontinued and the plans frozen. Ms. Hair and Messrs. Lennox and Smith are not participants under either the Pension Plan or the Supplemental Pension Plan.
The pension benefit under our Pension Plan for time periods prior to October 1, 2003, is calculated pursuant to the following formula:
Compensation × 1.5% = Annual Pension Benefit.
The pension benefit for the period commencing October 1, 2003 through September 30, 2006 is calculated as follows:
Compensation × 0.75% = Annual Pension Benefit.
Pension benefits are determined based on compensation received throughout a participant’s career. “Compensation” includes salary, bonus, vacation pay, sick pay, Section 401(k) elective deferrals, and Section 125 “cafeteria plan” deferrals. The Pension Plan benefit formulas are the same for all employees. Therefore, retirement benefits for executives are calculated in the same manner as for other employees.
A normal retirement benefit is available under our Pension Plan if the employee retires at age 65 with at least five years of credited service or is otherwise fully vested. The “normal retirement date” is the first day of the month coincident with or next following the later of (i) normal retirement age (age 65) and (ii) the fifth anniversary of the employee’s participation in the Pension Plan.
An employee can take early retirement once he has reached age 55 and has completed at least 10 years of credited service. The amount of the early retirement benefit payment is reduced if the employee retires prior to age 62 and immediately begins receiving payments. The reduction in the annual benefit amount is 6% for each year (1/2 of 1% for each month) that the employee’s early retirement benefit payments start prior to age 62. The Pension Plan provides unreduced benefits for early retirement after the employee reaches age 62 and has at least 10 years of credited service. The benefit after age 62 is calculated the same as a benefit at age 65.
A vested benefit is available if the employee terminates employment before early or normal retirement and has five or more years of credited service. However, the employee may elect to start receiving a benefit as early as age 55 if he had 10 years of credited service. In this situation, the monthly amount will be less than what the employee would receive had he waited until age 65 since the benefit will be actuarially reduced to cover a longer period of time for payment. The actuarial reduction of the early deferred vested pension is greater than the reduction for early retirement immediately following termination of employment.

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However, if the employee qualified for the more favorable reduction factors at the time he leaves the Company, the benefit is based on those factors.
The employee may choose among alternative forms of retirement income payment after he becomes eligible to retire on his normal retirement date or early retirement date, as the case may be. Optional forms of payment include a single life annuity (which is an unreduced monthly pension for the rest of the employee’s life), a Joint & Survivor Annuity (which is a reduced monthly pension during the employee’s lifetime with payments, depending on the employee’s election, of 50%, 75%, or 100% of the monthly pension continuing to the employee’s spouse for the rest of the spouse’s life), a guaranteed certain benefit option (which is a reduced monthly pension with payments guaranteed for 10 years and if the employee dies before the end of this period, his beneficiary will receive the payments through the end of this period) or a lump-sum (a one-time only lump sum payment, based on the present value of the monthly benefits that would have been expected to be paid for the retiree’s lifetime—no survivor benefits are payable under this option).
The Supplemental Pension Plan benefit payable to the employee is the difference between the monthly amount of our Pension Plan benefit to which the employee would have been entitled if such benefit were computed without giving effect to the limitations on benefits imposed by application of Sections 415 and 401(a)(17) of the Code, and the monthly amount actually payable to the employee under our Pension Plan at the applicable point in time. The benefit amount is computed as of the employee’s date of termination with the Company in the form of a straight life annuity payable over the employee’s lifetime (calculated in the same manner as the Pension Plan) assuming payment was to commence at the employee’s normal retirement date. The employee will be paid in the form of a lump sum payment or an annual installment payable over a period of two to 10 years as designated by the employee. The employee’s form of payment election under the Pension Plan will not affect the payment form under the Supplemental Pension Plan. Payment under the Supplemental Pension Plan will commence within 30 days of the later of the first business day of the seventh month following the employee’s separation from service or the age (between age 55 and 65) specified on the employee’s election form. However, in the event of death, payment will be paid within 30 days of the date of death.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
John W. Lindsay	Pension Plan	34	498,238	—
	Supplemental Pension Plan	34	80,580	—
John R. Bell	Pension Plan	23	72,454	—
	Supplemental Pension Plan	23	—	—

(1)
The actuarial present value calculation for fiscal 2021 for Mr. Lindsay, who is retirement eligible, is based on an immediate annuity (with an assumed retirement date of September 30, 2021), whereas the present value calculation for Mr. Bell, who is not retirement eligible, is based on a deferred annuity (with an assumed retirement age of 61). The lump-sum assumptions are consistent with those used at September 30, 2021. The Company’s pension and the assumptions are more fully described in the 2021 Form 10-K.

Mr. Lindsay is eligible to receive a reduced early retirement benefit upon termination of employment. Mr. Bell would be eligible to receive a benefit any time after attaining age 55 upon his termination of employment. Depending on his age at termination, he would be eligible to receive either a reduced early retirement benefit or an actuarially reduced early deferred vested benefit on or after age 55.
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Nonqualified Deferred Compensation for Fiscal 2021
Pursuant to our Supplemental Savings Plan, a participant can contribute between 1% and 40% of a participant’s combined base salary and bonus to the Supplemental Savings Plan on a before-tax basis. If the participant has not received the full Company match of the first 5% of pay in the qualified Savings Plan, then the balance of the match will be contributed to the Supplemental Savings Plan. With the exception of one stable value fund, the investment fund selections are identical in both the qualified Savings Plan and the
Supplemental Savings Plan. Unless previously distributed according to the terms of a scheduled in-service withdrawal, a participant’s account will become payable at the time and in the form selected by the participant upon the earlier to occur of a participant’s separation from service, a participant’s disability, a change-in-control or the participant’s death. A participant may select payment in the form of a single lump sum payment or annual installment payments payable over a period of two to 10 years.

The following Nonqualified Deferred Compensation table summarizes the named executive officers’ compensation for fiscal 2021 under our Supplemental Savings Plan.
Name	Executive Contributions for FY 2021(1) ($)	Registrant Contributions for FY 2021(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last FYE(3) ($)
John W. Lindsay	112,224	122,728	495,216	154,594	3,406,649
Mark W. Smith	24,479	45,958	22,539	—	215,569
Cara M. Hair	34,223	33,087	71,293	—	378,842
John R. Bell	13,537	27,591	58,350	34,224	367,503
Michael P. Lennox	30,501	23,200	36,597	—	229,938

(1)
The amounts reflected as Registrant Contributions above are included in the Summary Compensation Table under the “All Other Compensation” column. Executive Contributions reflected above are made monthly during the fiscal year and are based on the employee’s elected deferral percentage rate. Registrant Contributions are made at the end of the calendar year following the end of the fiscal year. These contributions are based on salary and bonus. Executive Contributions are reported as salary and bonus in the Summary Compensation Table.

(2)
These amounts do not include any above-market earnings.

(3)
The fiscal year-end balance reported for the Supplemental Savings Plan includes the following amounts that were previously reported in the above Summary Compensation Table as compensation for 2019 and 2020.

– John W. Lindsay	$889,111	– Mark W. Smith	$111,890
– Cara M. Hair	$134,003	– John R. Bell	$108,961
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Potential Payments Upon Change-in-Control
The following table shows potential pre-tax payments to our named executive officers under existing agreements in the event of a change-in-control, assuming such occurred on September 30, 2021, assuming a September 30, 2021 termination date and using the closing price ($27.41) of our common stock on September 30, 2021. Any payments due under the agreements are to be paid in a lump sum within 30 days after an executive’s employment termination date. In addition to such amounts, participants would be entitled to payment of their Pension Plan, Supplemental Pension Plan, and Supplemental Savings Plan balances, as shown in the tables above.

Name	Severance(1) ($)	Bonus(2) ($)	Continued Benefits(3) ($)	Outplacement Services(4) ($)	Restricted Stock Awards(5) ($)	Total ($)
John W. Lindsay	6,457,500	1,127,500	375,027	7,500	14,830,363	22,797,890
Mark W. Smith	1,957,000	463,500	177,395	7,500	4,446,889	7,052,284
Michael P. Lennox	1,247,750	267,375	133,044	7,500	3,127,042	4,782,711
Cara M. Hair	1,575,000	337,500	135,227	7,500	3,843,321	5,898,548
John R. Bell	1,393,000	298,500	154,914	7,500	3,498,941	5,352,855

(1)
For Mr. Lindsay, this amount represents a lump sum payment equal to three (3) times the sum of (a) base salary in effect at the time of termination and (b) an annual bonus, derived by taking the target annual bonus applicable for the year of termination or, if greater, the amount of annual bonus most recently paid for a year preceding the year of termination. The computation for the other named executive officers is the same except that the multiplier in the preceding formula is two (2) times.

(2)
This amount represents an annual bonus for the fiscal year-end which coincides with the termination date of September 30, 2021. This annual bonus amount is calculated in the manner contemplated in footnote 1 above.

(3)
This amount represents the value of 24 months of benefit continuation following the termination of employment. Benefits included are: 18 months of Company medical COBRA, and private medical, dental, and vision insurance for six months following COBRA; basic and supplemental life insurance; long-term disability insurance; Savings Plan match; and Supplemental Savings Plan match by us.

(4)
This amount represents payment for outplacement counseling services if utilized by the named executive officer.

(5)
This column represents the value of unvested restricted stock awards and performance share units that would vest in full (shown here at maximum) upon a termination without cause or a resignation for good reason with 24 months following a change in control. The value on September 30, 2021 is shown at $27.41 per share, the closing price of our common stock on September 30, 2021. In the event of an executive’s death, unvested performance units would generally vest at target and the Committee has discretion to otherwise accelerate vesting of awards granted under the 2020 Plan in the event of an executive’s disability or retirement. For information on outstanding awards under the 2016 Plan, see “Potential Payments Upon Change-in-Control or Termination—Other Termination Payments” above.

Pay Ratio Disclosure
Our CEO pay ratio was calculated in compliance with the requirements set forth in Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(u) of Regulation S-K. We identified this median employee using our employee population on September 30, 2020. As of September 30, 2020, our employee population consisted of 3,890 people in two countries, including all full-time, part-time, seasonal and temporary workers, but excluding the employees described below. We used the last day of each month during the fiscal year for purposes of determining the foreign exchange rate to U.S. dollar for employees paid in other currencies. We excluded 199 employees based in seven non-U.S. countries (see details in the table below) under the "de minimis" exemption in Item 402(u)(4)(ii) of Regulation S-K.

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EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

Country	Number of Workers Excluded
Bahrain	29
Canada	1
Colombia	69
France	26
India	62
United Arab Emirates	5
United Kingdom	7
We used a consistently applied compensation measure to identify our median-paid employee from our employee population by comparing our employees’ total cash compensation for fiscal 2020, consisting of salary or wages, bonuses, matching contributions to Company savings plans and other income earned during the fiscal year. We did not annualize compensation for employees who were hired during fiscal 2020 and no cost-of-living adjustments were made in identifying the median employee. For fiscal 2021 we are using the same median employee as disclosed with respect to fiscal 2020 as this employee has remained in the same position and there has been no change to compensation arrangements that would affect the pay ratio.
To calculate our median employees fiscal 2021 compensation, we combined all elements of this employee’s compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total cash compensation of $86,986.
Our CEO’s disclosed compensation amount was $8,468,309. Accordingly, our CEO pay ratio is 97:1.
The increase in the CEO pay ratio from fiscal 2020 to 2021 was due to an increase in the Non-Equity Incentive Plan Compensation and Bonus amounts included in the Summary Compensation Table. These amounts were $0 in fiscal 2020.
Because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio that we have reported here. We believe that our calculated ratios are reasonable estimates calculated in a manner consistent with the pay ratio disclosure requirements.

68	2022 Proxy Statement

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

Summary of All Existing Equity Compensation Plans
The following chart sets forth information concerning our equity compensation plans as of September 30, 2021.
EQUITY COMPENSATION PLAN INFORMATION
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,395,579 (1)	$63.31(2)	3,961,771 (3)
Equity compensation plans not approved by security holders(3)	—	—	—
Total	3,395,579	$63.31	3,961,771

(1)
Includes the 2010 Plan, the 2016 Plan, and the 2020 Plan and reflects performance share unit awards at actual or target achievement, as applicable.

(2)
Reflects weighted-average exercise price of outstanding stock options. This column does not include information regarding performance share unit awards since such awards do not have an exercise price.

(3)
We do not maintain any equity compensation plans that have not been approved by stockholders.

(4)
The reported 3,961,771 shares available for future issuance pertain to our 2020 Plan approved by our stockholders at the 2020 Annual Meeting of Stockholders. Of the 3,961,771 shares that remain available for issuance under our 2020 Plan, up to 1,980,885 shares may be awarded as restricted stock or certain other awards as contemplated under the 2020 Plan.

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PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with Section 14A of the Exchange Act and the related rules of the SEC, the Company is requesting stockholder approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement. The Human Resources Committee has overseen the development of a compensation program that is described more fully in the “Compensation Discussion and Analysis” section of this proxy statement, including the related compensation tables and narrative. Our compensation program is designed to attract and retain qualified executives who are critical to the successful implementation of our strategic business plan. Further, we believe that our compensation program promotes a performance-based culture and aligns the interests of executives with those of stockholders by linking a substantial portion of compensation to the Company’s performance. It balances short-term and long-term compensation opportunities to ensure that the Company meets short-term objectives while continuing to produce value for our stockholders over the long-term. The Company believes that its compensation program is appropriate and has served to accomplish the goals mentioned above. In deciding how to vote on this proposal, the Board urges you to consider the “Compensation Discussion and Analysis” section of this proxy statement.
For the reasons discussed, the Board recommends a vote in favor of the following resolution:
“Resolved, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure contained in the proxy statement).”
As an advisory vote, this proposal is not binding on the Company. However, the Human Resources Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for named executive officers. Our Board currently holds advisory votes on executive compensation on an annual basis and, unless the Board changes this policy, the next such vote after the 2022 Annual Meeting will be held at our 2023 annual meeting of stockholders.

Our Board unanimously recommends a vote FOR approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement.
70	2022 Proxy Statement

PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED HELMERICH & PAYNE, INC. 2020 OMNIBUS INCENTIVE PLAN
Introduction
The Company is requesting stockholder approval of its Helmerich & Payne Amended and Restated 2020 Omnibus Incentive Plan (the “A&R 2020 Plan”). The A&R 2020 Plan amends and restates our stockholder-approved Helmerich & Payne 2020 Omnibus Incentive Plan (the “Current Plan”). The A&R 2020 Plan provides for both cash-based and equity-based incentive awards. The adoption of the A&R 2020 Plan is subject to stockholder approval and the A&R 2020 Plan will not become effective if such approval is not received. If stockholder approval is not received, the Current Plan will continue in effect in accordance with its terms.
The purpose of the A&R 2020 Plan is to create incentives designed to motivate our non-employee directors, officers, employees and consultants to significantly contribute toward the growth and profitability of the Company. The Human Resources Committee and the Board believe that long-term, equity-based compensation is a critical component of our compensation program because of its unique ability to promote multiple objectives, including: (i) aligning our non-employee directors, officers, employees and consultants’ interests with those of our stockholders, (ii) tying compensation to the Company’s achievement of long-term goals and strategic objectives and diminishing any incentive for non-employee directors, officers, employees and consultants to pursue short-term objectives at the expense of long-term priorities, (iii) ensuring that realized compensation reflects changes in stockholder value over the long-term, and (iv) attracting and retaining highly skilled non-employee directors, officers, employees and consultants. The Human Resources Committee and the Board believe that equity-based compensation fosters and strengthens a sense of ownership and personal involvement in the Company’s success which contributes to continuity and stability within the Company’s leadership.
Why Submit the Plan to a Vote of Our Stockholders?
The Company is submitting the A&R 2020 Plan to a vote of the stockholders in order to comply with New York Stock Exchange rules and to allow us to grant incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (called the “Code” in this Proposal and such incentive stock options called “ISOs” in this Proposal).
Set out below is a summary of the material provisions of the A&R 2020 Plan. This description is qualified in its entirety by the full text of the A&R 2020 Plan, which is included as Appendix A to this Proxy Statement. Information in the “Equity Compensation Plan Information” section of this Proxy Statement may also be relevant to stockholder consideration of this Proposal.

Certain Plan Highlights
Some highlights of the A&R 2020 Plan include the following:
•
Number of Available Shares

Authorization of 4,650,000 new shares of
Company common stock for issuance under the A&R 2020 Plan, bringing the total shares authorized under the A&R 2020 plan to 10,650,000. As under the Current Plan, “full value” awards (i.e., awards other than stock

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PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED HELMERICH & PAYNE, INC. 2020 OMNIBUS INCENTIVE PLAN

options, which are sometimes called “Options” in this Proposal, and stock appreciation rights, which are sometimes called “SARs” in this Proposal) will count against this plan limit as two shares for each share made available under the award.
•
Types of Awards

The A&R 2020 Plan provides for the issuance of stock options (including both ISOs and nonqualified stock options, which are options that are not designated as ISOs or do not satisfy the requirements to be incentive stock options), stock appreciation rights, restricted shares, restricted share units, share bonuses, other share-based awards and cash awards.
•
Individual Participant Limits

Limitations apply to the awards an individual participant may receive in a given calendar year under the A&R 2020 Plan including with respect to (i) the number of shares subject to such awards (i.e., no more than 250,000 shares of common stock for participants other than non-employee directors) and (ii) the dollar value granted pursuant to cash awards (i.e., $5,000,000 for participants other than non-employee directors).
•
Individual Participant Limits—Non-Employee Directors

In a given “grant year” (i.e., generally refers to the annual period commencing on the date of the Company’s annual meeting of stockholders and concluding on the day immediately preceding the next annual meeting of stockholders), the total compensation payable to a non-employee director cannot exceed $700,000, including the aggregate fair market value of awards granted under the A&R 2020 Plan and any cash compensation otherwise provided to such non-employee director. Amounts paid to such an individual for services as an employee or consultant or as severance are not factored into such limit.
•
Prohibition Against Liberal Share Recycling

The A&R 2020 Plan does not allow, with respect to Options and SARs, the reuse of shares withheld or delivered to satisfy the exercise or base price or, with respect to all awards, to satisfy tax obligations.
•
Prohibition Against Repricing

Except in connection with equitable adjustments upon a change in capitalization, the A&R 2020 Plan does not permit the Company to reduce the exercise price of or otherwise reprice Options or SARs or provide cash payment for underwater Options or SARs without stockholder approval.
•
No Default Single-Trigger Change in Control Vesting

The A&R 2020 Plan provides that outstanding awards will not vest upon the occurrence of a change in control and will instead vest only upon a qualifying termination of employment (i.e., a termination by the Company without “cause” or by the participant for “good reason,” as those terms are defined in the A&R 2020 Plan) within twenty-four (24) months of a change in control, unless the outstanding award is not assumed or substituted by the acquirer in connection with a change in control or the plan administrator determines otherwise under the circumstances.
•
Subject to Clawback

All awards under the A&R 2020 Plan will be subject to applicable Company clawback policies.
•
Minimum Vesting Period

Each award granted under the A&R 2020 Plan will be subject to a vesting period or performance period, as applicable, of at least one year following the date of grant. Notwithstanding the foregoing sentence, awards representing a maximum of five percent (5%) of the common shares initially reserved for issuance under the A&R 2020 Plan may be granted without any such minimum vesting condition. However, the plan administrator may accelerate the vesting of or waive restrictions on awards in whole or in part in the case of a participant’s death, retirement (termination of employment following age fifty-five (55) with at least fifteen (15) years of service) or disability or upon the occurrence of a change in control.
•
Performance Vesting

All awards under the A&R 2020 Plan may be made subject to performance vesting criteria.

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PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED HELMERICH & PAYNE, INC. 2020 OMNIBUS INCENTIVE PLAN

•
Duration of the A&R 2020 Plan

The A&R 2020 Plan, if approved by our stockholders, will expire on January 14, 2032, the tenth anniversary of its adoption by the Board, unless terminated earlier by the Board in accordance with the A&R 2020 Plan. Any awards outstanding as of the termination date will continue in effect in accordance with their terms.
•
Governing Law

The A&R 2020 Plan and all determinations made and actions taken pursuant thereto will be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.

INFORMATION REGARDING SHARE AMOUNTS
While there are awards outstanding under the historical equity compensation plans maintained by the Company over the years, the Current Plan is the only plan under which the Company may currently grant equity-based awards. The A&R 2020 Plan would amend and restate the Current Plan upon its approval by our stockholders. The table below gives information about the Company’s common stock that may be issued upon the exercise of options and vesting of restricted shares and performance share units under all of the
Company’s equity compensation plans as of January 4, 2022. The table therefore includes the following plans: the Helmerich & Payne, Inc. 2010 Long-Term Incentive Plan; the Helmerich & Payne, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”); and the Current Plan. There are no outstanding awards under equity compensation plans not approved by stockholders. The table below also includes information regarding the A&R 2020 Plan.

New shares being authorized under the A&R 2020 Plan	4,650,000
Stock options outstanding	2,400,480
Weighted average exercise price	$63.73
Weighted average remaining contractual life of stock options	4.65 years
Restricted shares outstanding (unvested)	1,520,224
Performance share units outstanding(1)	1,707,691
Shares remaining for grant under the Current Plan(2)	1,139,458
Total number of shares available for future awards after January 4, 2022 if this proposal is approved	5,789,458

(1)
Shown at actual achievement for performance periods that ended prior to December 31, 2021 and at maximum achievement for all other performance periods.

(2)
Under the Current Plan, stock-based awards are granted from a pool of available shares, with stock options counting as one share and restricted shares and performance share units (full value awards) counting as two shares.

Historical Annual Share Usage
While equity-based awards are an important part of our long-term incentive compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in granting equity-based awards.
Overhang
As of January 4, 2022, we had approximately 6,767,853
common shares subject to outstanding awards (under the Current Plan and prior plans) or available for future awards under the Current Plan, which represented approximately 6.31% of our common shares outstanding, such percentage referred to as overhang percentage. If the A&R 2020 Plan is approved, we will have 5,789,458 shares under the A&R 2020 Plan,

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PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED HELMERICH & PAYNE, INC. 2020 OMNIBUS INCENTIVE PLAN

which includes the 1,139,458 shares remaining under the Current Plan. The 4,650,000 additional common shares proposed to be included in the A&R 2020 Plan reserve would increase the overhang percentage by approximately 4.34% to approximately 10.65%.

Share Usage—Burn Rate
The annual share usage under the 2016 Plan and the Current Plan for our last three fiscal years was as follows:
	Fiscal Year 2021	Fiscal Year 2020(1)	Fiscal Year 2019(1)	Average
Total Shares Granted During Fiscal Year(2)	1,013,582	1,039,984	619,928	891,165
Basic Weighted Average Common Shares Outstanding	107,818,000	108,009,000	109,216,000	108,347,667
Burn Rate (A / B)	0.94%	0.96%	0.57%	0.82%

(1)
Shares granted in fiscal 2019 were granted under the 2016 Plan. During fiscal 2020, shares were granted under the 2016 Plan until the Current Plan became effective on March 3, 2020 at which point shares were granted under the Current Plan for the remainder of fiscal 2020.

(2)
Total shares granted in each fiscal year reflected in the table above include restricted shares and performance share units at target achievement. No stock options were granted in fiscal 2019, 2020, or 2021.

Summary of Certain Additional 2020 Plan Provisions
Set out below is a summary of certain other features of the A&R 2020 Plan. All capitalized terms used in this proposal and not otherwise defined herein have the meanings ascribed to them in the A&R 2020 Plan, included as Appendix A to this proxy statement.
Term	Description
Plan Term	The A&R 2020 Plan, if approved by our stockholders, will expire on January 14, 2032 (unless terminated earlier by the Board in accordance with the A&R 2020 Plan), but any awards outstanding at the time of such expiration or termination will continue in effect in accordance with their terms.
Eligibility for Grants	All employees of the Company and its affiliates (including all officers), as well as all non-employee directors and consultants of the Company and its affiliates, are eligible to participate in the A&R 2020 Plan. The A&R 2020 Plan’s administrator will select in its discretion those individuals who will be granted awards under the A&R 2020 Plan (those selected to participate are called “participants” in this proposal). As of January 1, 2022, there were approximately 6,210 employees, approximately 385 consultants and 11 non-employee directors who would have been eligible to participate in the A&R 2020 Plan.
Awards Available	• ISOs and Nonqualified Stock Options; • Stock Appreciation Rights; • Restricted Shares and Restricted Share Units; • Share Bonuses; • Other Share-Based Awards; and • Cash Awards
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PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED HELMERICH & PAYNE, INC. 2020 OMNIBUS INCENTIVE PLAN

Term	Description
Type of Shares Authorized
The common shares, par value U.S. $0.10 per share, of the Company. As of January 4, 2022, the closing price per share of the Company’s common stock on the New York Stock Exchange was $26.65.
Shares issued under the A&R 2020 Plan may, in whole or in part, be authorized but unissued shares or shares that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. No fractional shares will be issued or delivered pursuant to the A&R 2020 Plan. The plan administrator will determine whether cash, other awards, or other property will be issued or paid in lieu of fractional shares or whether fractional shares or any rights thereto will be forfeited or otherwise eliminated.

Plan Administration
The A&R 2020 Plan will be administered by the Board, or if the Board does not administer the Plan, a committee of the Board that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (the Board or such committee is sometimes called the “plan administrator” in this proposal). It is presently expected that the plan administrator will continue to be the Human Resources Committee. The plan administrator may interpret the A&R 2020 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the A&R 2020 Plan.
Without limiting the foregoing paragraph, the plan administrator will have the authority to, among other things, (i) select those individuals who will receive awards under the A&R 2020 Plan, (ii) determine whether and to what extent awards will be granted to participants, (iii) determine the number of shares to be covered by each award granted under the A&R 2020 Plan, (iv) determine the terms and conditions, not inconsistent with the terms of the A&R 2020 Plan, of each award granted under the A&R 2020 Plan, (v) determine fair market value in accordance with the A&R 2020 Plan, (vi) determine duration and purpose of leaves of absence that may be granted to participants without constituting a termination of employment or service; (vii) determine the impact of leaves of absence or changes in employment or service status on awards; (viii) adopt, alter or repeal administrative rules, guidelines or practices, (ix) prescribe, amend and rescind rules and regulations relating to sub-plans under the A&R 2020 Plan for foreign jurisdictions and (x) to construe and interpret the terms and provisions of the A&R 2020 Plan and any award issued under the A&R 2020 Plan (and any award agreement relating thereto), and to otherwise supervise the administration of the A&R 2020 Plan and to exercise all powers and authorities either specifically granted under the A&R 2020 Plan or necessary and advisable in the administration of the A&R 2020 Plan.
To the extent permitted by applicable law, the Board may, by resolution, authorize one or more executive officers of the Company to do one or both of the following on the same basis as (and as if the executive officer for such purposes were) the plan administrator: (i) designate individuals to receive awards and (ii) determine the size and terms and conditions of any such awards. However, the Board may not delegate such responsibilities to any executive officer for awards granted to any individual who is an executive officer, a non-employee director or a more than 10% beneficial owner of any class of the Company’s equity securities, and the resolution providing for such authorization must set forth the total number of common shares the executive officer may grant during any period; provided that no such authorization will authorize grants of awards during any calendar year covering shares in excess of 5,000 shares for any individual or 25,000 shares in the aggregate (subject to the adjustment provisions of the plan). The executive officer must report periodically to the Board (or applicable committee thereof) regarding the nature and scope of the awards granted pursuant to the authority delegated.
All decisions made by the plan administrator pursuant to the provisions of the A&R 2020 Plan will be final, conclusive and binding on all persons, including the Company and the participants.

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PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED HELMERICH & PAYNE, INC. 2020 OMNIBUS INCENTIVE PLAN

Term	Description
Share Counting Method
•
Options and SARs count as one share against the share reserve.

•
All other equity awards (Restricted Shares, Restricted Share Units, Share Bonuses and Other Share-Based Awards) count as two shares against the share reserve.

•
The following shares will not be added to the number of shares authorized for issuance under the A&R 2020 Plan: shares exchanged or withheld as payment in connection with the exercise of an Option or SAR or the payment of any purchase price with respect to any other award; shares exchanged or withheld to satisfy tax withholding obligations with respect to awards; shares subject to SARs that are not issued in connection with stock settlement on exercise thereof; and shares reacquired by the Company on the open market (or otherwise) using the cash proceeds of Option exercises.

•
If any shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award otherwise terminates or expires without a distribution of shares to the participant, the shares with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the A&R 2020 Plan.

•
Upon the exercise of any award granted in tandem with any other awards, the unexercised tandem award will be cancelled to the extent of the number of shares as to which the related award is exercised and such number of shares will no longer be available for awards under the A&R 2020 Plan.

•
To the extent an award is denominated in shares but paid or settled in cash, the number of shares with respect to which such payment or settlement is made will again be available for grants of awards pursuant to the A&R 2020 Plan, and shares underlying awards that can only be settled in cash will not be counted against the aggregate number of shares available for awards under the A&R 2020 Plan.

Individual Limitations for Non-Directors
Subject to the adjustment provision of the A&R Plan, the following limits will apply to awards of the specified type granted in any single calendar year to any one participant who is not a non-employee director:
(1)
No such individual will be granted awards covering more than 250,000 shares; and

(2)
No such individual will be granted Cash Awards payable in the aggregate in excess of $5,000,000.

Non-Employee Director Awards	The total compensation paid to any one non-employee director during any grant year will not exceed $700,000, including the aggregate fair market value on the date of grant of shares subject to awards granted under the A&R 2020 Plan and any cash compensation paid or payable (whether under or outside the A&R Plan). This limit will be determined without regard to amounts paid to a non-employee director during or for any period in which such individual was an employee or consultant, and any severance and other payments paid to a non-employee director for such director’s prior or current service other than serving as a director will not be taken into account in applying this limit.
Repricing Prohibited	Unless approved by our stockholders or otherwise specifically provided under the A&R 2020 Plan in connection with any equitable adjustment upon a change in control, the Company may not reprice or cancel and regrant any award at a lower exercise, base or purchase price or cancel any award with an exercise, base or purchase price in exchange for cash, property or other awards.
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PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED HELMERICH & PAYNE, INC. 2020 OMNIBUS INCENTIVE PLAN

Term	Description
Effect of Termination of Service	Unless otherwise provided in an applicable award agreement: (i) if a participant’s employment with the Company, a subsidiary or an affiliate terminates as a result of death, disability, or retirement, the participant (or personal representative in the case of death) will be entitled to exercise all or any part of any (A) vested ISO for a period of up to three months from such date of termination (one year in the case of death or disability in lieu of the three-month period), or (B) a SAR or vested nonqualified stock option during the remaining term; (ii) if a participant’s employment terminates for any other reason, the participant will, except where an award is subject to a clawback or recoupment provision of applicable law or an award agreement, be entitled to exercise all or any part of any vested Option or SAR for a period of up to three months from the date of termination. In no event will any Option or SAR be exercisable past the term established in the award agreement. Any vested Option or SAR which is not exercised will expire upon the earlier of (i) the period described in the foregoing provisions or other applicable date provided in the award agreement or (ii) the expiration of its term. Unless otherwise accelerated or where an award agreement or the plan administrator provides for continued vesting after termination of employment, all unvested awards will be forfeited upon termination of employment.
Special Provisions for Options
General Description	Awards may be in the form of Options, which are rights to purchase a specified number of shares of common stock at a specified price not less than that of the fair market value of a share of common stock on the date of grant. An Option may be either an ISO or a nonqualified stock option.
Number Granted	As determined by the plan administrator.
Per-Share Exercise Price
Not less than fair market value of a share on the grant date (other than in the case of substitute awards upon an equitable adjustment).
The fair market value for this purpose is the closing price of our common stock as reported on the New York Stock Exchange on the grant date (or, if such date is not a trading day, on the last preceding date that was a trading day).

Vesting and Exercise Periods	As determined by the plan administrator. However, the term of Options may not exceed ten years.
Exercise Methods	Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole shares to be purchased, accompanied by payment in full of the aggregate exercise price of the shares so purchased in cash or its equivalent, as determined by the plan administrator. As determined by the plan administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the plan administrator (including the withholding of shares otherwise issuable upon exercise), (ii) in the form of unrestricted shares already owned by the participant which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the Option is exercised, (iii) any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) any combination of the foregoing.
Incentive Stock Options (ISOs)	All of the shares available for grant under the A&R 2020 Plan may be made subject to ISOs. ISOs must satisfy requirements prescribed by the Code to qualify for special tax treatment.
Dividends and Distributions	Dividends and distributions are not permitted to be paid on the shares subject to outstanding Options.
Special Provisions for SARs
General Description	Awards may be in the form of SARs, which are rights to receive a payment, in cash or shares of common stock, equal to the fair market value or other specified value of a number of shares on the rights exercise date over a specified strike price not less than the fair market value of a share of common stock on the date of grant. SARs may be granted alone or in conjunction with any Option granted under the A&R 2020 Plan.
Form of Settlement	SARs may be paid in shares, cash or a combination of shares and cash, as determined by the plan administrator.
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PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED HELMERICH & PAYNE, INC. 2020 OMNIBUS INCENTIVE PLAN

Term	Description
Exercise	Upon exercise of a SAR, the SAR grantee will receive an amount equal to the excess of the fair market value of the shares on the date the exercise election is received by the Company, over the base price of the SAR on the date of grant (which may not be less than the fair market value of the shares on the date of grant) multiplied by the number of shares with respect to which the SAR is exercised.
Number Granted	As determined by the plan administrator.
Dividends and Distributions	Dividends and distributions may not be paid on the shares subject to outstanding SARs.
Vesting and Exercise Periods	As determined by the plan administrator, subject to the A&R 2020 Plan’s one-year minimum vesting condition and any exceptions thereto. However, the term of SARs may not exceed ten years.
Special Provisions for Restricted Shares and Restricted Share Units
General Description
Awards may also be in the form of grants of common stock or units denominated in common stock, including Restricted Shares and Restricted Share Units, that in each case, are subject to the terms and conditions as the plan administrator prescribes (which may include performance vesting conditions). Restricted Shares constitute actual shares of common stock that remain subject to forfeiture until the vesting conditions thereon lapse.
Restricted Share Units constitute awards valued by reference to shares of common stock which become payable in shares of common stock and/or cash when the vesting conditions thereon lapse.

Number Granted	As determined by the plan administrator. The plan administrator will determine the purchase price, if any.
Lapse of Restrictions
All restrictions imposed under the Restricted Shares or Restricted Share Units lapse upon the expiration of the restricted period if the applicable vesting conditions have been met.
Upon the lapse of restrictions, Restricted Shares become unrestricted shares of common stock and Restricted Share Units become payable (although payouts can be made on or after the vesting of the Restricted Share Units depending on the terms and conditions of such award). Payouts of Restricted Share Units may be in the form of shares of common stock, cash or any combination of shares and cash as determined by the plan administrator.

Stockholder Rights	Except as otherwise provided in an award agreement, participants generally have the rights of a stockholder of the Company with respect to Restricted Shares during the applicable restricted period, including the right to vote such shares and to receive dividends on such shares. Participants generally do not have the rights of a stockholder with respect to shares subject to Restricted Share Units during the restricted period; provided, however, that an amount equal to dividends declared during the restricted period with respect to the number of shares covered by Restricted Share Units may, to the extent set forth in an award agreement, be provided to the participant upon settlement of the Restricted Share Unit.
Shares Bonuses, Other Share-Based Awards and Cash Awards	Share Bonuses (fully vested share awards), Other Share-Based Awards (awards denominated in shares other than those described above, including dividend equivalents) and Cash Awards (awards solely payable in cash) may be granted in the amounts and on the terms and conditions as the plan administrator determines. The plan administrator will determine the purchase price, if any. Dividends will not be payable on shares subject to Other Share-Based Awards unless and until the underlying shares vest.
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Other Information
Change in Control
Unless otherwise determined by the plan administrator and evidenced in an award agreement, and subject to the ability of the plan administrator to accelerate the vesting of or waive restrictions on awards in whole or part upon a “change in control” of the Company (as defined in the A&R 2020 Plan), in the event that (i) a change in control occurs and (ii) either (x) an outstanding award is not assumed or substituted in connection therewith or (y) an outstanding award is assumed or substituted in connection therewith and the participant’s employment or service is terminated by the Company (or its successors or affiliates) without “cause” or by the participant for “good reason” (as those terms are defined in the A&R 2020 Plan) within twenty-four (24) months following the change in control, then (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award will lapse and such unvested awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved.
If the plan administrator determines to accelerate the vesting of Options and/or SARs in connection with a change in control, the plan administrator will also have discretion in connection with such action to provide that all Options and/or SARs outstanding immediately prior to such change in control will expire on the effective date of such change in control.
An outstanding award will be considered to be assumed or substituted in connection with a change in control if, following the change in control, the award remains subject to the same terms and conditions that were applicable to the award immediately prior to the change in control except that, if the award related to shares, the award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the plan administrator, in its sole discretion).
Equitable Adjustments
In the event of a merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, corporate transaction or event, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), share split, reverse share split, subdivision or consolidation, combination or exchange of shares, or other change in corporate structure which, the plan administrator determines, in its sole discretion, affects the common stock of the Company such that an equitable adjustment or substitution is appropriate, an equitable substitution or proportionate adjustment will be made, at the sole discretion of the plan administrator, in (i) the aggregate number of common shares reserved for issuance under the A&R 2020 Plan and the maximum number of shares or cash that may be subject to awards granted to any participant in any calendar year, (ii) the kind and number of securities subject to, and the exercise price or base price of, any outstanding Options and SARs granted under the A&R 2020 Plan, and (iii) the kind, number and purchase price of shares, or the amount of cash or amount or type of property, subject to outstanding Restricted Shares, Restricted Share Units, Share Bonuses and Other Share-Based Awards granted under the A&R 2020 Plan. Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator.
In addition, the plan administrator, in its sole discretion but subject to the requirements of Section 409A of the Code, may terminate any outstanding award in exchange for payment of cash or other property having an aggregate fair market value equal to the fair market value of the shares, cash or other property covered by such award, reduced by the aggregate exercise price or base price of the outstanding award (if any). If, however, the exercise price or base price of any outstanding award is equal to or greater than the fair market value of the common shares, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant.
With respect to ISOs, any such adjustment must be made in accordance with Section 424(h) of the Code and any regulations thereunder. No adjustments will cause any award which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of Section 409A of the Code.
Plan Amendment and Termination
The Board may amend, alter or terminate the A&R 2020 Plan at any time, but no amendment, alteration,

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PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED HELMERICH & PAYNE, INC. 2020 OMNIBUS INCENTIVE PLAN

or termination will be made that would impair the rights of a participant under any outstanding award without the participant’s consent. Unless the Board determines otherwise, the Board will obtain approval of the Company’s stockholders for any amendment to the A&R 2020 Plan that would require such approval in order to satisfy any rules of the stock exchange on which the Company’s common stock is traded or other applicable law. The plan administrator may amend the terms of any outstanding award, prospectively or retroactively, but generally no such amendment will impair the rights of any participant without his or her consent.
Non-transferability of Awards
No award under the A&R 2020 Plan is transferable except as provided in the applicable award agreement or if consented to by the plan administrator in its discretion. Unless otherwise determined by the plan administrator, an Option may be exercised, during the lifetime of the participant, only by the participant or, during any period during which the participant is under a legal disability, by the participant’s guardian or legal representative.
Tax Withholding
Each participant will pay to the Company or be required to make arrangements satisfactory to the plan administrator regarding payment of the amount of the applicable tax withholding with respect to an award, as determined by the Company. Such payment may be based on tax rates up to the maximum statutory rates in the participant’s applicable jurisdiction. The Company has the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have the Company withhold from delivery of shares, cash or other property, as applicable, or by delivering already owned unrestricted common shares, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any award.
Unfunded Status of the A&R 2020 Plan
The A&R 2020 Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a participant by the Company, nothing contained in the A&R 2020 Plan is intended to give the participant any rights that are greater than those of a general creditor of the Company.
Plan Benefits
No stock options have been granted under the Current Plan as of January 4, 2022.
New Plan Benefits
The number and type of awards that will be granted under the A&R 2020 Plan are not determinable at this time as the plan administrator will make these determinations in its sole discretion if the A&R 2020 Plan is approved. As of December 31, 2021, the closing per-share price of a share of the Company’s common stock on the New York Stock Exchange was $23.70

U.S. Federal Income Tax Consequences
The following is a summary of the current U.S. federal income tax consequences of awards made under the A&R 2020 Plan. The summary is general in nature and does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary does not attempt to describe (i) any tax consequences arising in the context of a participant’s death or disability or (ii) any state or local or non-U.S. tax laws that may be applicable. The following information is provided for stockholders considering how to vote on this proposal and is not tax guidance to participants.
•
Nonqualified Stock Options

In general, no taxable income is realized by a participant upon the grant of a nonqualified stock option (an option that is not an ISO). Rather, at the time of exercise of the Option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the exercise price. The Company generally will be entitled to a tax deduction at such time and in the same amount,

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if any, that the participant recognizes as ordinary income.
•
Incentive Stock Options

An option holder will not realize taxable income upon the grant of an ISO under the A&R 2020 Plan. In addition, an option holder generally will not realize taxable income upon the exercise of an ISO. An option holder’s alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares underlying the ISO, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the ISO. Further, except in the case of an option holder’s death or disability, if an Option is exercised more than three months after the option holder’s termination of employment, the Option will cease to be treated as an ISO and will be subject to taxation under the rules applicable to nonqualified stock options, as summarized below. If an option holder sells the option shares acquired upon exercise of an ISO, the tax consequences of the disposition will depend upon whether the disposition is “qualifying” or “disqualifying.” The disposition of the Option shares will be a qualifying disposition if it is made at least two years after the date on which the ISO was granted and at least one year after the date on which the ISO was exercised. If the disposition of the option shares is qualifying, any excess of the sale price of the option shares over the exercise price of the Option will be treated as long-term capital gain taxable to the option holder at the time of the sale. If the disposition is a disqualifying disposition, the excess of the fair market value of the option shares on the date of disposition over the exercise price will be taxable income to the option holder at the time of the disposition. Of that income, the amount up to the excess of the fair market value of the shares at the time the Option was exercised over the exercise price will be ordinary income for income tax purposes and the balance, if any, will be long-term or short-term capital gain, depending upon whether or not the shares were sold more than one year after the Option was exercised. Unless an option holder engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an ISO. If an option holder engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the option holder. If an option holder pays the exercise price of an ISO by tendering shares with a fair market value equal to part or all of the exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment will not apply if the option holder acquired the shares being tendered pursuant to the exercise of an ISO and has not satisfied the special holding period requirements summarized above. The tax basis of the shares tendered to pay the exercise price will be treated as the substituted tax basis for an equivalent number of shares received, and the new shares will be treated as having been held for the same holding period as the holding period that expired with respect to the tendered shares.
•
SARs

Like nonqualified stock options, SARs generally are not taxable to the participant at grant, but will result in taxable ordinary income on the date of exercise equal to the amount paid to the participant (i.e., the excess of the value of the shares on the date of exercise over the base price of the SARs). Similarly, the Company generally will be entitled to a deduction in that same amount when the SARs are exercised.
•
Restricted Shares

A participant recognizes no taxable income at the time he or she is granted restricted stock. However, a participant may make an election under Section 83(b) of the Code to be taxed at grant, which would cause the grant to be taxable as ordinary income (and deductible by the Company at that time) and any future appreciation or depreciation in the value of the shares of stock granted would be taxed as capital gain or loss on a subsequent sale of the shares. If the participant does not make a Section 83(b) election, the grant will be taxable as ordinary income when the restrictions under the grant lapse and the Company generally will be entitled to a deduction at that time. The amount subject to taxation (and deductible by the Company) is the fair market value of the shares reduced by any amount paid for the shares. To the extent a participant realizes capital gains, as described above, the

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Company will not be entitled to any deduction for federal income tax purposes.
•
Restricted Share Units (“RSUs”)

In general, no taxable income is realized by a participant upon the grant of RSUs. The fair market value of any stock paid and/or the cash amount paid under RSUs is taxable to the participant as ordinary income when such stock and/or cash is paid to the participant, even if the RSUs became non-forfeitable (i.e., the restrictions under the RSUs lapse) at an earlier date. Any dividend equivalents that accumulate before the RSUs are payable are paid and taxable when such RSUs become payable. The Company is not entitled to a deduction until the stock or cash is payable and then generally is entitled to a deduction in the same amount, if any, that is taxable to the participant as ordinary income.
•
Other Awards

With respect to other awards granted under the A&R 2020 Plan, including Share Bonuses, Other Share-Based Awards and Cash Awards, generally when the participant receives payment with respect to an award the amount of cash and/or the fair market value of any shares or other property received will be taxable ordinary income to the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.
•
Code Section 162(m)

In general, a U.S. federal income tax deduction is allowed to the Company in an amount equal to the ordinary taxable income recognized by a participant with respect to awards granted under the A&R 2020 Plan, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable and that the Company satisfies any withholding obligations with respect to the participant’s ordinary taxable income. Following the enactment of the Tax Cuts and Jobs Act, beginning with the 2018 calendar year, the $1 million annual deduction limitation under Section 162(m) of the Code applies to compensation paid to any individual who serves as the Company’s Chief Executive Officer, Chief Financial Officer or qualifies as one of its other three most highly compensated executive officers in 2017 or any later calendar year. As a result, compensation paid to such individuals, whether under the A&R 2020 Plan or otherwise, in excess of $1 million per year will not be deductible by the Company to the extent Section 162(m) of the Code applies to the payment.
•
Change in Control

The acceleration of the exercisability or the vesting of an award upon the occurrence of a change in control may result in an “excess parachute payment” within the meaning of Section 280G of the Code. A “parachute payment” occurs when a “disqualified individual” (includes officers, certain highly compensated individuals and certain significant stockholders) receives payments contingent upon a change in control that exceed an amount equal to three times his or her “base amount.” The term “base amount” generally means the average annual compensation paid to such individual during the five calendar years preceding calendar year in which the change in control occurs. An “excess parachute payment” is the excess of all parachute payments made to the employee on account of a change in control over the employee’s base amount. If any amount received by a disqualified individual is characterized as an excess parachute payment, such individual is subject to a 20% excise tax on the amount of the excess, and the Company is denied a tax deduction with respect to such excess.
•
Code Section 409A

Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) the advance election of deferrals, and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (e.g., taxation at the later of the granting or vesting of an award) plus interest to the participant of deferred compensation and the imposition of an additional 20% penalty tax on the participant based on the deferred amounts included in the participant’s taxable income. The Company intends to structure awards under the A&R 2020 Plan in a manner

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that is designed to be exempt from or comply with Section 409A of the Code.
Registration with the SEC
If this proposal is approved, we intend to file a Registration Statement on Form S-8 relating to the issuance of common shares under the A&R 2020 Plan with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the A&R 2020 Plan by the stockholders.

Our Board has adopted the Helmerich & Payne, Inc. Amended and Restated 2020 Omnibus Incentive Plan, subject to stockholder approval, and unanimously recommends a vote FOR approval of the Helmerich & Payne, Inc. 2020 Amended and Restated Omnibus Incentive Plan.

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STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners
The following table sets forth those persons or groups who, to our knowledge, beneficially own more than 5% of our common stock, the number of shares beneficially owned by each, and the percentage of outstanding stock so owned, as of January 4, 2022. At the close of business on January 4, 2022, there were 107,252,019 issued and outstanding shares of our common stock.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	Common Stock	15,094,492(1)	14.06%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	Common Stock	11,358,620(2)	10.52%
State Farm Mutual Automobile Insurance Company One State Farm Plaza Bloomington, IL 61710	Common Stock	8,257,200(3)	7.69%
Boston Partners One Beacon Street 30th FL Boston, MA 02108	Common Stock	6,759,712(4)	6.30%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	Common Stock	5,880,267(5)	5.48%

(1)
This information is based on BlackRock, Inc.’s Schedule 13G Amendment filed with the SEC on January 26, 2021. Of the shares reported as beneficially owned, BlackRock, Inc. has sole voting power over 14,727,629 shares and sole dispositive power over 15,094,492 shares.

(2)
This information is based on The Vanguard Group, Inc.’s Schedule 13G Amendment filed with the SEC on February 10, 2021. Of the shares reported as beneficially owned, The Vanguard Group, Inc. has sole dispositive power over 11,209,396 shares, shared voting power over 66,171 shares, and shared dispositive power over 149,224 shares.

(3)
This information is based on State Farm Mutual Automobile Insurance Company’s Schedule 13G Amendment filed with the SEC on February 9, 2021. Of the shares reported as beneficially owned, State Farm Mutual Automobile Insurance Company and certain of its affiliates have sole voting and dispositive power over 8,257,200 shares.

(4)
This information is based on Boston Partners’ Schedule 13G filed with the SEC on February 11, 2021. Of the shares reported as beneficially owned, Boston Partners has sole voting power over 5,228,577 shares, shared voting power over 11,063 shares, and sole dispositive power over 6,759,712 shares.

(5)
This information is based on State Street Corporation’s Schedule 13G Amendment filed with the SEC on May 11, 2020. Of the shares reported as beneficially owned, State Street Corporation has shared voting power over 5,474,855 shares and shared dispositive power over 5,879,367 shares.

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STOCK OWNERSHIP INFORMATION

Security Ownership of Directors and Management
The following table sets forth the total number of shares of our common stock beneficially owned by each of the present Directors and nominees, our CEO, all other executive officers named in the Summary
Compensation Table, and all Directors and executive officers as a group, and the percent of the outstanding common stock so owned by each as of January 4, 2022.

Directors and Named Executive Officers	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)
Hans Helmerich	Common Stock	2,514,278(3)	2.34%
John W. Lindsay	Common Stock	1,085,207(4)(20)	1.01%
John R. Bell	Common Stock	256,654(5)(20)
Cara M. Hair	Common Stock	174,907(6)(20)
Mark W. Smith	Common Stock	101,501(7)(20)
Michael P. Lennox	Common Stock	98,452(8)(20)
Edward B. Rust, Jr.	Common Stock	98,271(9)(19)
John D. Zeglis	Common Stock	89,124(10)
Thomas A. Petrie	Common Stock	68,698(11)(19)
Randy A. Foutch	Common Stock	63,828(12)(19)
Donald F. Robillard, Jr.	Common Stock	51,156(13)(19)
Kevin G. Cramton	Common Stock	29,855(14)
José R. Mas	Common Stock	29,855(15)
Delaney M. Bellinger	Common Stock	6,595(16)(19)
Belgacem Chariag	Common Stock	3,605(17)
Mary M. VanDeWeghe	Common Stock	2,288(19)
All Directors and Executive Officers as a Group (17 persons)	Common Stock	4,728,972(18)	4.35%

(1)
Unless otherwise indicated, all shares are owned directly by the named person, and he or she has sole voting and investment power with respect to such shares. Shares owned include restricted shares over which the named person has voting but not investment power, and stock options held by the named person include options exercisable within 60 days of January 4, 2022.

(2)
Percentage calculation not included if beneficial ownership is less than one percent of class.

(3)
Includes options to purchase 131,860 shares; 9,453 restricted shares; 21,181 shares fully vested under our 401(k) Plan; 27,470 shares owned by Mr. Helmerich’s wife, with respect to which he has disclaimed all beneficial ownership; 1,533,015 shares held by Mr. Helmerich as trustee for various family trusts for which he possesses voting and investment power; 65,600 shares held by The Helmerich Trust, an Oklahoma charitable trust, for which Mr. Helmerich is a trustee for which he possesses voting and investment power; and 44,000 shares held by Helmerich Grandchildren LLC, of which he is a manager and possesses voting and investment power.

(4)
Includes options to purchase 672,255 shares; 203,822 restricted shares; and 9,100 shares fully vested under our 401(k) Plan.

(5)
Includes options to purchase 148,404 shares; 45,946 restricted shares; and 1,772 shares fully vested under our 401(k) Plan.

(6)
Includes options to purchase 93,877 shares and 51,398 restricted shares.

(7)
Includes options to purchase 17,936 shares and 60,858 restricted shares.

(8)
Includes options to purchase 43,412 shares and 41,149 restricted shares.

(9)
Includes options to purchase 41,737 shares and 6,302 restricted shares.

(10)
Includes options to purchase 41,737 shares and 6,302 restricted shares.

(11)
Includes options to purchase 42,945 shares and 6,302 restricted shares.

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STOCK OWNERSHIP INFORMATION

(12)
Includes options to purchase 41,737 shares and 6,302 restricted shares.

(13)
Includes options to purchase 40,159 shares.

(14)
Includes options to purchase 12,613 shares and 6,302 restricted shares.

(15)
Includes options to purchase 12,613 shares and 6,302 restricted shares.

(16)
Includes options to purchase 2,926 shares.

(17)
Includes 3,605 restricted shares.

(18)
Includes options to purchase 1,352,611 shares; 489,099 restricted shares; and 32,053 shares fully vested under our 401(k) Plan.

(19)
The value of Director stock units and restricted stock units under our Director Plan are based on the market price of our common stock and possess dividend equivalent reinvestment rights but are settled in cash; consequently, such stock units are not included in the table. Stock units and restricted stock units are held as follows as of January 4, 2022: Rust, 21,876 stock units; Petrie, 7,535 stock units; Foutch, 33,751 stock units; Robillard, 18,855 stock units and 6,302 restricted stock units; Bellinger, 5,868 stock units and 6,302 restricted stock units; and VanDeWeghe, 5,868 stock units and 6,302 restricted stock units.

(20)
Does not include performance share units that the Company may settle with common stock within 75 days following December 31, 2021, as follows: Lindsay, 28,227 performance share units; Smith, 7,700 performance share units; Bell, 6,671 performance share units; Hair, 6,703 performance share units; and Lennox, 5,971 performance share units.

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ADDITIONAL INFORMATION
Householding of Annual Meeting Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to provide notice to an address shared by two or more stockholders by delivering a single notice to those stockholders. This procedure is referred to as “householding.” We do not household our notice with respect to our stockholders of record. However, if you hold your shares in street name, your intermediary, such as a broker or bank, may rely on householding and you may receive a single notice if you share an address with another stockholder.
Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the notice, or if you are receiving multiple copies of the notice and wish to receive only one, please notify your broker. Stockholders who currently receive multiple notices at their address and would like to request “householding” of their communications should contact their broker.

Stockholder Proposals and Nominations
PROPOSALS FOR INCLUSION IN OUR 2023 PROXY MATERIALS
SEC rules permit stockholders to submit proposals to be included in our proxy materials if the stockholder and the proposal satisfy the requirements specified in Rule 14a-8 under the Exchange Act. For a stockholder proposal to be considered for inclusion in our proxy statement and accompanying proxy for the 2023 Annual
Meeting of Stockholders, the proposal must be received by our Corporate Secretary at the address provided below on or before September 20, 2022 and comply with the requirements of Rule 14a-8 under the Exchange Act.

DIRECTOR NOMINATIONS FOR INCLUSION IN OUR 2022 PROXY MATERIALS (PROXY ACCESS)
Our proxy access by-law permits a stockholder (or a group of up to 20 stockholders) owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials Director candidates constituting up to the greater of two individuals or 20% of the Board of Directors, if the nominating stockholder(s) and the nominee(s) satisfy the requirements specified in our By-laws. For the 2023 Annual Meeting of Stockholders, notice of a proxy access nomination must be received by our Corporate Secretary at the address provided below during the period beginning August 21, 2022, and ending September 20, 2022.

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ADDITIONAL INFORMATION

OTHER PROPOSALS OR NOMINATIONS TO BE BROUGHT BEFORE OUR 2023 ANNUAL MEETING
Our By-laws permit a stockholder of record to propose items of business and/or nominate Director candidates that are not intended to be included in our proxy materials if the stockholder complies with the procedures set forth in our advance notice by-law.
For the 2023 Annual Meeting of Stockholders, notice of such proposals or nominations must be received by our Corporate Secretary at the address provided below during the period beginning November 1, 2022, and ending December 1, 2022.

ADDRESS FOR SUBMISSION OF NOTICES AND ADDITIONAL INFORMATION
All stockholder nominations or proposals of other items of business to be considered by stockholders at the 2023 Annual Meeting of Stockholders (whether or not intended for inclusion in our proxy materials) must be submitted in writing to:
Helmerich & Payne, Inc. Attention: Corporate Secretary 1437 South Boulder Avenue, Suite 1400 Tulsa, Oklahoma 74119
In addition, both the proxy access and the advance notice provisions of our By-laws require a stockholder’s notice of a nomination or other item of business to include certain information. Director nominees must also meet certain eligibility requirements. Any stockholder considering introducing a nomination or other item of business should carefully review our By-laws.

Annual Report on Form 10-K
Paper copies of the Annual Report on Form 10-K for fiscal 2021 may be obtained without charge from the Company, and paper copies of exhibits to the Annual Report on Form 10-K for fiscal 2021 are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to the attention of Investor Relations by mail at 1437 South Boulder Ave., Suite 1400, Tulsa, Oklahoma 74119, or by email at investor.relations@hpinc.com.

By Order of the Board of Directors,
William H. Gault
Corporate Secretary
Dated: January 18, 2022
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APPENDIX A—HELMERICH & PAYNE, INC. AMENDED AND RESTATED 2020 OMNIBUS INCENTIVE PLAN
SECTION 1. PURPOSE OF PLAN.
The name of this Plan is the Helmerich & Payne, Inc. Amended and Restated 2020 Omnibus Incentive Plan (the “Plan”). The purposes of the Plan are to provide an additional incentive to selected officers, employees, consultants and non-employee directors of the Company or its Affiliates whose contributions are essential to the growth and success of the business of the Company and its Affiliates, in order to strengthen the commitment of such persons to the Company and its Affiliates, motivate such persons to faithfully and diligently perform their responsibilities, and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Share Bonuses, Other Share-Based Awards, Cash Awards or any combination of the foregoing.
The Plan originally became effective on March 3, 2020 upon being approved by the shareholders of the Company. The Plan is now being amended and restated to (i) increase the number of Common Shares reserved for issuance pursuant to the Plan, (ii) broaden the category of Eligible Individuals to include consultants, (iii) include a limit on the compensation payable to non-employee directors of the Company, and (iv) extend the term of the Plan to January 14, 2032.
SECTION 2. DEFINITIONS.
For purposes of the Plan, the following terms shall be defined as set forth below:
“Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
“Authorized Officer” has the meaning set forth in Section 3(c) hereof.
“Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Share Unit, Share Bonus, Other Share-Based Award or Cash Award granted under the Plan.
“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.
“Base Price” has the meaning set forth in Section 8(b) hereof.
“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
“Board” means the Board of Directors of the Company.
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APPENDIX A—HELMERICH & PAYNE, INC. AMENDED AND RESTATED 2020 OMNIBUS INCENTIVE PLAN

“Business Combination” has the meaning set forth in the definition of Change in Control in Section 2.
“Cash Award” means an Award granted pursuant to Section 12 hereof.
“Cause” has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define “Cause,” Cause means termination of employment for one of the following reasons: (i) the conviction of the employee of a felony by a federal or state court of competent jurisdiction; (ii) an act or acts of dishonesty taken by the employee and intended to result in substantial personal enrichment of the employee at the expense of the Company; or (iii) the employee’s willful failure to follow a direct, reasonable and lawful written order from his supervisor, within the reasonable scope of the employee’s duties, which failure is not cured within thirty (30) days, provided that no act or failure to act on the employee’s part shall be deemed “willful” for this purpose unless done, or omitted to be done, by the employee not in good faith and without reasonable belief that the employee’s action or omission was in the best interest of the Company.
“Change in Capitalization” means any (i) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Shares, or other property), share split, reverse share split, subdivision or consolidation, (iii) combination or exchange of shares, or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Shares such that an adjustment pursuant to Section 5 hereof is appropriate.
“Change in Control” means an event set forth in any one of the following paragraphs shall have occurred:
(i)   The acquisition after the Effective Date by any Person of Beneficial Ownership of 20% or more of either (1) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition previously approved by at least a majority of the members of the Incumbent Board (as such term is hereinafter defined), (E) any acquisition approved by at least a majority of the members of the Incumbent Board within five business days after the Company has notice of such acquisition, or (F) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2), and (3) of subsection (iii) of this definition of Change in Control; or
(ii)   Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, appointment or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for purposes of this definition, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(iii)   Consummation of a reorganization, share exchange, or merger (a “Business Combination”), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 70% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including a corporation which as a result of such transaction will own the Company through one or more subsidiaries) in substantially the same
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proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board providing for such Business Combination, or were elected, appointed or nominated by the Board; or
(iv)   (1) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company or, (2) consummation of the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 70% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition, and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board providing for such sale or other disposition of assets of the Company, or were elected, appointed or nominated by the Board.
Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (y) if all or a portion of an Award constitutes deferred compensation under Section 409A of the Code and such Award (or portion thereof) is to be settled, distributed or paid on an accelerated basis due to a Change in Control event that is not a “change in control event” described in Treasury Regulation Section 1.409A-3(i)(5) or successor guidance, if such settlement, distribution or payment would result in additional tax under Section 409A of the Code, such Award (or the portion thereof) shall vest at the time of the Change in Control (provided such accelerated vesting will not result in additional tax under Section 409A of the Code), but settlement, distribution or payment, as the case may be, shall not be accelerated.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
“Committee” means the Human Resources Committee of the Board or such other committee or subcommittee the Board may appoint to administer the Plan. Unless the Board determines otherwise, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable stock exchange on which the Common Shares are traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in a Charter governing operation of the Committee or in the Company’s by-laws, as amended from time to time, any action of the Committee with respect to the administration of the plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
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“Common Shares” means the common shares, par value U.S. $0.10 per share, of the Company.
“Company” means Helmerich & Payne, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
“Disability” means the Participant is unable to continue employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, as determined in the sole discretion of the Administrator.
“Effective Date” has the meaning set forth in Section 20 hereof.
“Eligible Recipient” means an officer, employee, consultant, or non-employee director of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Share Appreciation Right means an employee, consultant or non-employee director of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code; and provided, further, that an Eligible Recipient of an ISO means an individual who is an employee of the Company, a “parent corporation” (as such term is defined in Section 424(e) of the Code) of the Company or a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) of the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Executive Officer” means an officer of the Company who is subject to the liability provisions of Section 16 of the Exchange Act.
“Exercise Price” means, with respect to any Option, the per Share price at which a holder of such Option may purchase Common Shares issuable upon the exercise of such Option.
“Fair Market Value” of a Common Share or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, (i) if the Common Share or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date (or if such date is not a trading day, on the last preceding date on which there was a sale of a Common Share or other security on such exchange), or (ii) if the Common Share or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for the Common Share or other security in such over-the-counter market on such day (or, if none, for the last preceding date on which there was a sale of a Common Share or other security in such market).
“Free Standing Right” has the meaning set forth in Section 8(a) hereof.
“Grant Year”means the annual period commencing on the date of the Company’s annual meeting of shareholders and concluding on the day immediately preceding the next annual meeting of shareholders, or such other period as the Administrator may determine in its discretion.
“Good Reason” in respect of any Change in Control has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define “Good Reason,” means termination of employment for one of the following reasons: (i) the assignment to the employee of any duties inconsistent in any respect with the employee’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities held immediately prior to the Change in Control, or any other action by the Company (or successor or Affiliate) which results in a diminution in such position, compensation, benefits, authority, duties or responsibilities; (ii) any reduction in the employee’s annual base salary or annual bonus opportunity, in each case as in effect immediately prior to the Change in Control; (iii) the employee being required to be based at any office or location that is more than 25 miles from the office or location at which
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the employee was based immediately prior to the Change in Control, except for periodic travel reasonably required in the performance of the employee’s responsibilities; or (iv) any reduction by more than 10% in the overall level of the employee’s benefits (as in effect immediately prior to the Change in Control) under the Company’s (or its successors’ or Affiliate’s) group life insurance, medical, health, accident, disability, incentive, savings, and retirement plans including all tax qualified and nonqualified plans or programs.
“Incumbent Board” has the meaning set forth in the definition of Change in Control in Section 2.
“ISO” means an Option intended to be and designated as, and that satisfies the requirements to be, an “incentive stock option” within the meaning of Section 422 of the Code.
“Nonqualified Stock Option” means an Option that is not designated as an ISO or that otherwise does not satisfy the requirements to be an ISO, as such requirements are set forth in Section 422 of the Code.
“Option” means an option to purchase Common Shares granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”
“Other Share-Based Award” means an Award granted pursuant to Section 10 hereof.
“Outstanding Company Common Stock” has the meaning set forth in the definition of Change in Control in Section 2.
“Outstanding Company Voting Securities” has the meaning set forth in the definition of Change in Control in Section 2.
“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, any permitted assigns, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
“Plan” has the meaning set forth in Section 1 hereof.
“Related Right” has the meaning set forth in Section 8(a) hereof.
“Restricted Shares” means Shares granted pursuant to Section 9 hereof subject to certain restrictions that lapse at the end of a specified period or periods.
“Restricted Share Unit” means the right, granted pursuant to Section 9 hereof, to receive the Fair Market Value of a Common Share or, in the case of an Award denominated in cash, to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.
“Retirement” means the termination of a Participant’s employment and the Participant both (i) has attained age 55 and (ii) has 15 or more continuous years of service as a full-time employee of the Company, a Subsidiary or Affiliate.
“Rule 16b-3” has the meaning set forth in Section 3(a) hereof.
“Shares” means Common Shares reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, amalgamation, consolidation or other reorganization) security.
“Share Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.
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“Share Bonus” means a bonus payable in fully vested Common Shares granted pursuant to Section 11 hereof.
“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
“Transfer” has the meaning set forth in Section 17 hereof.
SECTION 3. ADMINISTRATION.
(a)   The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.
(b)   Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(1)   to select those Eligible Recipients who shall be Participants;
(2)   to determine whether and to what extent Awards are to be granted hereunder to Participants;
(3)   to determine the number of Shares to be covered by each Award granted hereunder;
(4)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including (i) the restrictions applicable to Restricted Shares or Restricted Share Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Share Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and the Base Price of each Share Appreciation Right, (iv) the vesting schedule applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including equitable adjustments to performance goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate thereof or the financial statements of the Company or any Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles);
(5)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(6)   to determine the Fair Market Value in accordance with the terms of the Plan;
(7)   to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards granted under the Plan;
(8)   to determine the impact of leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, on Awards, both with regard to vesting schedule and termination;
(9)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
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(10)   to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan; and
(11)   to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
(c)   To the extent permitted by applicable law, the Board may, by resolution, authorize one or more Executive Officers (each, an “Authorized Officer”) to do one or both of the following on the same basis as (and as if the Authorized Officer for such purposes were) the Administrator: (i) designate Eligible Recipients to receive Awards and (ii) determine the size and terms and conditions of any such Awards; provided, however, that (1) the Board shall not delegate such responsibilities to any Executive Officer for Awards granted to an Eligible Recipient who is an Executive Officer, a non-employee director of the Company, or a more than 10% Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined in accordance with Section 16 of the Exchange Act, and (B) the resolution providing for such authorization shall set forth the total number of Common Shares the Authorized Officer may grant during any period, provided that no such authorization shall authorize grants of Awards during any calendar year covering Common Shares in excess of 5,000 Shares for any individual or 25,000 Shares in the aggregate (subject to adjustment as provided in Section 5 hereof). The Authorized Officer(s) shall report periodically to the Board or Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.
(d)   Subject to Section 5 hereof, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s shareholders.
(e)   Any Award granted hereunder shall provide for a vesting period or performance period, as applicable, of at least one year following the date of grant. Notwithstanding the preceding sentence, Awards representing a maximum of five percent (5%) of the Shares initially reserved for issuance under Section 4(a) hereof may be granted hereunder without any such minimum vesting condition. Notwithstanding the provisions of this Section 3(e), the Administrator may accelerate the vesting of or waive restrictions on Awards in whole or in part in the case of a Participant’s death, Retirement, Disability or upon a Change in Control.
(f)   Unless otherwise provided in an Award Agreement: (1) if a Participant’s employment with the Company, a Subsidiary or an Affiliate terminates as a result of death, Disability, or Retirement, the Participant (or personal representative in the case of death) shall be entitled to exercise all or any part of any (i) vested ISO for a period of up to three months from such date of termination (one year in the case of death or Disability in lieu of the three-month period), or (ii) a Share Appreciation Right or vested Option that is not an ISO during the remaining term; (2) if a Participant’s employment terminates for any other reason, the Participant shall, except where an Award is subject to a clawback or recoupment provision of applicable law or an Award Agreement, be entitled to exercise all or any part of any vested Option or Share Appreciation Right for a period of up to three months from such date of termination. In no event shall any Option or Share Appreciation Right be exercisable past the term established in the Award Agreement. Any vested Option or Share Appreciation Right which is not exercised before the earlier of (i) the dates provided above or other applicable date provided in the Award Agreement or (ii) its term shall expire. Unless otherwise accelerated or where an Award Agreement or the Administrator provides for continued vesting after termination of employment, all unvested Awards shall be forfeited upon termination of employment.
(g)   All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or
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made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
SECTION 4. SHARES RESERVED FOR ISSUANCE; CERTAIN LIMITATIONS; MINIMUM VESTING.
(a)   The maximum number of Common Shares reserved for issuance under the Plan shall be 10,650,000 shares.
(b)   Any Common Shares granted as Restricted Shares, Restricted Share Units, a Share Bonus or Other Share-Based Awards shall be counted against the Common Shares reserved pursuant to Section 4(a) hereof as 2.0 Shares for each Share granted, and any Common Shares granted as Options or Share Appreciation Rights shall be counted against the Common Shares reserved pursuant to Section 4(a) hereof as 1.0 Share for each Share granted.
(c)   Notwithstanding anything in this Plan to the contrary, no individual who is not a non-employee director will be granted Awards covering more than 250,000 Common Shares in the aggregate during any calendar year (subject to adjustment as provided by Section 5 hereof) and no such individual will be granted Cash Awards payable in the aggregate in excess of $5,000,000 during any calendar year.
(d)   The total compensation paid to any one non-employee director during any Grant Year shall not exceed $700,000, including the aggregate Fair Market Value on the date of grant of Shares subject to Awards granted under this Plan and any cash compensation paid or payable. The limitation described in this section shall be determined without regard to amounts paid to a non-employee director during or for any period in which such individual was an employee or consultant, and any severance and other payments paid to a non-employee director for such director’s prior or current service to the Company or any Affiliate other than serving as a director shall not be taken into account in applying the limit provided above. For the avoidance of doubt, any compensation that is deferred shall be counted toward this limit for the year in which it was first earned, and not when paid or settled.
(e)   All of the Common Shares available for issuance under the Plan may be made subject to an Award that is an ISO.
(f)   Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Share Appreciation Right under the Plan or the payment of any purchase price with respect to any other Award under the Plan, as well as any Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not again be available for subsequent Awards under the Plan, and notwithstanding that a Share Appreciation Right is settled by the delivery of a net number of Common Shares, the full number of Common Shares underlying such Share Appreciation Right shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. In addition, (i) to the extent an Award is denominated in Common Shares, but paid or settled in cash, the
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number of Common Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Common Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.
SECTION 5. EQUITABLE ADJUSTMENTS.
(a)   In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Common Shares reserved for issuance under the Plan and the maximum number of Common Shares or cash that may be subject to Awards granted to any Participant in any calendar year, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Share Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of Common Shares, or the amount of cash or amount or type of other property, subject to outstanding Restricted Shares, Restricted Share Units, Share Bonuses and Other Share-Based Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.
(b)   Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Common Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the Common Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant.
(c)   With respect to ISOs, any adjustment pursuant to this Section 5 shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder. No adjustment pursuant to this Section 5 shall cause any Award which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of Section 409A of the Code.
(d)   The determinations made by the Administrator, pursuant to this Section 5 shall be final, binding and conclusive.
SECTION 6. ELIGIBILITY.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals who qualify as Eligible Recipients.
SECTION 7. OPTIONS.
(a)   General.   Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option, the provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall
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be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. No Option granted hereunder shall be an ISO unless it is designated as such in the applicable Award Agreement and satisfies the applicable requirements set forth in Section 422 of the Code.
(b)   Exercise Price.   The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but, in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the related Common Shares on the date of grant.
(c)   Option Term.   The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.
(d)   Exercisability.   Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(e)   Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.
(f)   ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan.
(i)   ISO Grants to 10% Shareholders.   Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.
(ii)   $100,000 Per Year Limitation For ISOs.   To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.
(iii)   Disqualifying Dispositions.   Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two (2) years after the date of grant of the ISO and (ii) one
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year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.
(g)   Rights as Shareholder.   A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a shareholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 16 hereof.
(h)   Termination of Employment or Service.   Subject to Section 3(f) hereof, in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.
SECTION 8. SHARE APPRECIATION RIGHTS.
(a)   General.   Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the Base Price, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)   Base Price.   Each Share Appreciation Right shall be granted with a base price that is not less than one hundred percent (100%) of the Fair Market Value of the related Common Shares on the date of grant (such amount, the “Base Price”).
(c)   Awards; Rights as Shareholder.   A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a shareholder with respect to the Common Shares, if any, subject to a Share Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 16 hereof.
(d)   Exercisability.
(1)   Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement (which may include achievement of performance goals).
(2)   Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.
(e)   Consideration Upon Exercise.
(1)   Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a Common
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Share as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (ii) the number of Shares in respect of which the Free Standing Right is being exercised.
(2)   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a Common Share as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (ii) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(3)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).
(f)   Termination of Employment or Service. Subject to Section 3(e) hereof:
(1)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement; and
(2)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
(g)   Term.
(1)   The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(2)   The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
SECTION 9. RESTRICTED SHARES AND RESTRICTED SHARE UNITS.
(a)   General.   Restricted Shares and Restricted Share Units may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Share Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Share Units; the period of time prior to which Restricted Shares or Restricted Share Units become vested and free of restrictions on Transfer (the “Restricted Period”); the performance goals (if any) upon whose attainment the Restricted Period shall lapse in part or full; and all other conditions of the Restricted Shares and Restricted Share Units. If the restrictions, performance goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Share Units, in accordance with the terms of the grant. The provisions of Restricted Shares or Restricted Share Units need not be the same with respect to each Participant.
(b)   Awards and Certificates.
(1)   Except as otherwise provided in Section 9(b)(3) hereof, (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant,
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and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for unrestricted Common Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares.
(2)   Subject to Section 9(e) below, with respect to Restricted Share Units, at the expiration of the Restricted Period, share certificates in respect of the Common Shares underlying such Restricted Share Units may, in the Company’s sole discretion, be delivered to the Participant, or his or her legal representative, in a number equal to the number of Common Shares underlying the Award of Restricted Share Units.
(3)   Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Share Units (at the expiration of the Restricted Period) may, in the Company’s sole discretion, be issued in uncertificated form.
(4)   Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Share Units, at the expiration of the Restricted Period, Shares shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.
(c)   Restrictions and Conditions.   The Restricted Shares and Restricted Share Units granted pursuant to this Section 9 shall be subject to any restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter. Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares. The Participant shall generally not have the rights of a shareholder with respect to Common Shares subject to Restricted Share Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of Common Shares covered by Restricted Share Units may, to the extent set forth in an Award Agreement, be provided to the Participant at the time (and to the extent) that Common Shares in respect of the related Restricted Share Units are delivered to the Participant.
(d)   Termination of Employment or Service.   Subject to Section 3(f) hereof, the rights of Participants granted Restricted Shares or Restricted Share Units upon termination of employment or service with the Company and all Affiliates thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.
(e)   Form of Settlement.   The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Share Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.
SECTION 10. OTHER SHARE-BASED AWARDS.
Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Shares, including dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Share Appreciation Rights) under the Plan. Any dividend or dividend equivalent awarded hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Awards. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to
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whom and the time or times at which such Other Share-Based Awards shall be granted, the number of Common Shares to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in Common Shares, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include achievement of performance goals) and all other terms and conditions of such Other Share-Based Awards.
SECTION 11. SHARE BONUSES.
In the event that the Administrator grants a Share Bonus, the Shares constituting such Share Bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Share Bonus is payable.
SECTION 12. CASH AWARDS.
The Administrator may grant Awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of performance goals.
SECTION 13. CHANGE IN CONTROL PROVISIONS.
Unless otherwise determined by the Administrator and evidenced in an Award Agreement and subject to Section 3(e) hereof, in the event that (a) a Change in Control occurs and (b) either (x) an outstanding Award is not assumed or substituted in connection therewith or (y) an outstanding Award is assumed or substituted in connection therewith and the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or by the Participant for Good Reason (if applicable) on or after the effective date of the Change in Control but prior to twenty-four (24) months following the Change in Control, then:
(a)   any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and
(b)   the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved.
If the Administrator determines in its sole discretion pursuant to Section 3(e) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Share Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.
For purposes of this Section 13, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the Administrator, in its sole discretion, pursuant to Section 5 hereof).
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SECTION 14. AMENDMENT AND TERMINATION.
The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment to the Plan that would require such approval in order to satisfy any rules of the stock exchange on which the Common Shares are traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without his or her consent.
SECTION 15. UNFUNDED STATUS OF PLAN.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
SECTION 16. WITHHOLDING TAXES.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, an amount in respect of such taxes up to the maximum statutory rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company; provided, however, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) by delivering already owned unrestricted Common Shares, in each case, having a value equal to the applicable taxes to be withheld and applied to the tax obligations as determined by the Company (with any fractional share amounts resulting therefrom settled in cash). Such withheld or already owned and unrestricted Common Shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.
SECTION 17. TRANSFER OF AWARDS.
No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof will be valid, except as otherwise expressly provided in an Award Agreement or with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any other purported Transfer of an
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Award or any economic benefit or interest therein shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of this Section 17 shall not be entitled to be recognized as a holder of any Common Shares or other property underlying such Award. Unless otherwise determined by the Administrator, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
SECTION 18. CONTINUED EMPLOYMENT OR SERVICE.
Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
SECTION 19. EFFECTIVE DATE.
The Plan was adopted by the Board on January 14, 2022 and shall become effective on the date that it is approved by the Company’s shareholders (“Effective Date”).
SECTION 20. TERM OF PLAN.
The Plan will terminate on January 14, 2032, the tenth anniversary of the Board’s adoption of the Plan. No Awards shall be granted pursuant to the Plan on or after such date, but Awards theretofore granted may extend beyond that date.
SECTION 21. SECURITIES MATTERS AND REGULATIONS.
(a)   Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws and Delaware law, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator in its sole discretion. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b)   Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Shares, no such Award shall be granted or payment made or Common Shares issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
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(c)   In the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and the Administrator may require a Participant receiving Common Shares pursuant to the Plan, as a condition precedent to receipt of such Common Shares, to represent to the Company in writing that the Common Shares acquired by such Participant is acquired for investment only and not with a view to distribution.
SECTION 22. NOTIFICATION OF ELECTION UNDER SECTION 83(B) OF THE CODE.
If any Participant shall, in connection with the acquisition of Common Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.
SECTION 23. No FRACTIONAL SHARES.
No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
SECTION 24. BENEFICIARY.
A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
SECTION 25. PAPERLESS ADMINISTRATION.
In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
SECTION 26. SEVERABILITY.
If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
SECTION 27. CLAWBACK.
Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement or Company Award Agreement or policy, will be subject to such
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APPENDIX A—HELMERICH & PAYNE, INC. AMENDED AND RESTATED 2020 OMNIBUS INCENTIVE PLAN

deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any Award Agreement or policy adopted by the Company pursuant to any such law, government regulation, stock exchange listing requirement or otherwise).
SECTION 28. SECTION 409A of the CODE.
The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or upon death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
SECTION 29. GOVERNING LAW.
The Plan and all determinations made and actions taken pursuant thereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law of such state.
SECTION 30. TITLES AND HEADINGS.
The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
SECTION 31. INTERPRETATION.
Unless the context of the Plan otherwise requires, words using the singular or plural number also include the plural or singular number, respectively; derivative forms of defined terms will have correlative meanings; the terms “hereof,” “herein” and “hereunder” and derivative or similar words refer to this entire Plan; the term “Section” refers to the specified Section of this Plan and references to “paragraphs” or “clauses” shall be to separate paragraphs or
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clauses of the Section or subsection in which the reference occurs; the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and the word “or” shall be disjunctive but not exclusive.
SECTION 32. SUCCESSORS.
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
SECTION 33. RELATIONSHIP TO OTHER BENEFITS.
No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
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DELIVERING OUTCOMES – NOT JUST A RIG OR TECHNOLOGY

Since 1920, H&P has been the industry’s most trusted partner in drilling productivity and reliability. We continue that legacy with a strategy focused on long-term profitable growth and forward-looking products and services.

Built into the DNA of H&P is a commitment to hold ourselves to a higher standard. We believe every action has a reaction, and it’s our innate responsibility to do better—for the employees, customers and communities that count on us, at all times, to do the right thing.

H&P’s integrity promise permeates its interactions across the globe. We are committed to technologies and innovation that serve to unite our goals of customer value and sustainability.

FlexOscillator® Technology
Autodriller Control System
Digital Roadmap
StallAssist™ Technology

A century of achievement, a reputation of excellence. Since 1920, Helmerich & Payne has been the industry's most trusted partner in drilling productivity and reliability.

Helmerich & Payne, Inc.
1437 South Boulder Avenue
Tulsa, Oklahoma 74119
helmerichpayne.com
2022 Proxy Statement

HELMERICH & PAYNE, INC.1437 S. BOULDER AVENUESUITE 1400TULSA, OK 74119-3623 SCAN TOVIEW MATERIALS & VOTE wVOTE BY INTERNETBefore the Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by11:59 P.M. Eastern Time on February 28, 2022 for shares held directly and by 11:59 P.M. Eastern Time onFebruary 24, 2022 for shares held in an employee benefit plan. Have your proxy card in hand when you accessthe web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/HP2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printedin the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time onFebruary 28, 2022 for shares held directly and by 11:59 P.M. Eastern Time on February 24, 2022 for sharesheld in an employee benefit plan. Have your proxy card in hand when you call and then follow the instructions.**If you vote by Internet or telephone, you do not need to mail back the attached proxy card.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided orreturn it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent toreceiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. Tosign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted,indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D64861-P65287 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HELMERICH & PAYNE, INC. The Board of Directors recommends you vote FOR eachdirector nominee listed below in Proposal 1: 1. Election of Directors For Against Abstain1a. Delaney M. Bellinger ! ! ! 1b. Belgacem Chariag ! ! ! 1c. Kevin G. Cramton ! ! ! 1d. Randy A. Foutch ! ! ! 1e. Hans Helmerich ! ! ! 1f. John W. Lindsay ! ! ! 1g. José R. Mas ! ! ! 1h. Thomas A. Petrie ! ! ! 1i. Donald F. Robillard, Jr. ! ! ! 1j. Edward B. Rust, Jr. ! ! ! 1k. Mary M. VanDeWeghe ! ! ! 1l. John D. Zeglis ! ! ! The Board of Directors recommends you vote FORProposals 2, 3, and 4. For Against Abstain 2. Ratification of Ernst & Young LLP as Helmerich & Payne,Inc.'s independent auditors for 2022. ! ! ! 3. Advisory vote on executive compensation. ! ! ! 4. Approval of the Helmerich & Payne, Inc. Amended andRestated 2020 Omnibus Incentive Plan. ! ! ! NOTE: Such other business as may properly come before themeeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint ownersshould each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D64862-P65287 HELMERICH & PAYNE, INC.Annual Meeting of StockholdersThis proxy is solicited by and on behalf of the Board of DirectorsThe undersigned hereby appoints as his/her proxies, with powers of substitution and revocation,Hans Helmerich, John W. Lindsay, and Cara M. Hair, and each of them (the "Proxies"), to vote all shares of common stock of Helmerich & Payne, Inc., which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Helmerich & Payne, Inc., to be held virtually via a live webcast at www.virtualshareholdermeeting.com/HP2022,on Tuesday, March 1, 2022, at 12:00 noon, Central time, and all adjournments or postponements thereof.THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED, FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4. IF ANY OTHER MATTER SHOULD PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THE PERSONS NAMED AS PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGMENT. Continued and to be signed on reverse side